  M.S.D.&T.
  FUNDS, INC.



 Prospectus


 . Prime Money Market Fund
 . Government Money Market Fund
 . Tax-Exempt Money Market Fund


September 30, 1996

                            M.S.D. & T. FUNDS, INC.

                                  PROSPECTUS

                                    FOR THE

                            PRIME MONEY MARKET FUND
                         GOVERNMENT MONEY MARKET FUND
                         TAX-EXEMPT MONEY MARKET FUND
                              SEPTEMBER 30, 1996

------------------------------------------------------------------------------------------
   M.S.D. & T. FUND                    GOAL                    FOR INVESTORS WHO WANT
------------------------------------------------------------------------------------------
PRIME MONEY MARKET       High current income, liquidity       A flexible and convenient way to
                         and stability of principal           manage cash while earning money
                         through investments in short-        market returns.
                         term money market instruments.
------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET  High current income, liquidity       A way to earn money market
                         and stability of principal           returns with the extra margin of
                         through investments in short-        safety associated with U.S.
                         term U.S. Government obligations     Government obligations.
                         and related repurchase
                         agreements.
------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET  High current income free of          A way to earn tax-free money
                         federal income tax, with             market returns.
                         liquidity and stability of
                         principal through investments in
                         short-term municipal
                         obligations.
------------------------------------------------------------------------------------------

    SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. WHILE THE FUNDS WILL ATTEMPT TO MAINTAIN THEIR NET ASSET VALUE AT $1.00 A SHARE, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES, THE FUNDS' DISTRIBUTOR.

    This Prospectus relates to shares of the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds (the "Funds") of M.S.D. & T. Funds, Inc. (the "Company"), a no-load, open-end management investment company. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated September 30, 1996 that has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, which can be obtained free of charge upon request by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145, is incorporated by reference into (considered a part of) this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY............................................................   3

FINANCIAL HIGHLIGHTS.......................................................   4

INVESTMENT OBJECTIVES, POLICIES AND RISKS..................................   6

FUNDAMENTAL LIMITATIONS....................................................  11

INVESTING IN THE FUNDS.....................................................  11

SHAREHOLDER SERVICES.......................................................  15

DIVIDENDS AND DISTRIBUTIONS................................................  16

TAX INFORMATION............................................................  17

MANAGEMENT OF THE COMPANY..................................................  17

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES....................  19

PERFORMANCE REPORTING......................................................  19

MISCELLANEOUS..............................................................  20

--------------------------------------------------------------------------------
                             IF YOU HAVE QUESTIONS

  For current yield, purchase and redemption information, call 1-800-551-2145.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

    Expenses are one of several factors to consider when investing in a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting, custody and other services.

    Below is information regarding the operating expenses for the Funds. Examples based on this information are also provided.

                                                       GOVERNMENT   TAX-EXEMPT
                                          PRIME MONEY MONEY MARKET MONEY MARKET
                                          MARKET FUND     FUND         FUND
                                          ----------- ------------ ------------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (after fee waivers)/1/...     .24%        .23%         .23%
Other Expenses (after fee waivers)
 (includes administration, custody and
 transfer agency, and miscellaneous other
 charges)/1/.............................     .19%        .20%         .20%
                                              ---         ---          ---
Total Fund Operating Expenses (after fee
 waivers)/1/.............................     .43%        .43%         .43%
                                              ===         ===          ===

-------------------
/1/This expense information is provided to help you understand the various costs and expenses that you would bear indirectly as a shareholder of one of the Funds. The expense information reflects expenses the Funds incurred during the fiscal year ended May 31, 1996. Without fee waivers by the investment adviser and administrator, Management Fees, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would have been .25%, .23% and .48%, respectively, for the Prime Money Market Fund;
 .25%, .23% and .48%, respectively, for the Government Money Market Fund; and .25%, .26% and .51%, respectively, for the Tax-Exempt Money Market Fund.

    The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the above table. You should note that any fees that are charged by the investment adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and are not reflected in, the fees and expenses described above.

    For more complete descriptions of the Funds' operating expenses, see "Management of the Company" in this Prospectus.

EXAMPLE:

    Assume a Fund's annual return is 5% and its expenses are the same as those stated above. For every $1,000 you invest, here's how much you would pay in total expenses if you closed your account after the number of years indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Prime Money Market Fund.........................  $ 4     $14     $24     $54
Government Money Market Fund....................  $ 4     $14     $24     $54
Tax-Exempt Money Market Fund....................  $ 4     $14     $24     $54

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The following Financial Highlights, which have been derived from the Funds' financial statements, have been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1996 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read along with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1996. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

                            PRIME MONEY MARKET FUND

  Financial Highlights for a share of the Prime Money Market Fund outstanding throughout each of the periods indicated:

                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR    7/21/89/1/
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED        TO
                          5/31/96   5/31/95   5/31/94   5/31/93   5/31/92   5/31/91    5/31/90
                          --------  --------  --------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                          --------  --------  --------  --------  --------  --------   --------
Income From Investment
 Operations:
  Net Investment Income.    0.0532    0.0491    0.0296    0.0297    0.0467    0.0712     0.0706
                          --------  --------  --------  --------  --------  --------   --------
   Total From Investment
    Operations..........    0.0532    0.0491    0.0296    0.0297    0.0467    0.0712     0.0706
                          --------  --------  --------  --------  --------  --------   --------
Less Distributions:
 Dividends to
   Shareholders from Net
   Investment Income....   (0.0532)  (0.0491)  (0.0296)  (0.0297)  (0.0467)  (0.0712)   (0.0706)
                          --------  --------  --------  --------  --------  --------   --------
   Total Distributions..   (0.0532)  (0.0491)  (0.0296)  (0.0297)  (0.0467)  (0.0712)   (0.0706)
                          --------  --------  --------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                          ========  ========  ========  ========  ========  ========   ========
Total Return............     5.45%     5.02%     3.00%     3.01%     4.77%     7.35%   8.49%/2/
Ratios/Supplemental Data
 Net Assets, End of
  Period ($000).........   326,878   382,059   346,694   432,415   402,745   311,839    178,708
 Ratio of Expenses to
  Average Net
  Assets/3/.............     0.43%     0.43%     0.38%     0.37%     0.35%     0.38%   0.38%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................     5.33%     4.92%     2.95%     2.96%     4.55%     6.96%   8.13%/2/

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995, May 31, 1994, May 31, 1993, May 31, 1992 and May 31, 1991 and the period ended May 31, 1990 would have been .48%, .48%, .47%, .43%, .42%, .45% and .46%
(annualized), respectively.

                         GOVERNMENT MONEY MARKET FUND

  Financial Highlights for a share of the Government Money Market Fund outstanding throughout each of the periods indicated:

                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR    7/21/89/1/
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED        TO
                          5/31/96   5/31/95   5/31/94   5/31/93   5/31/92   5/31/91    5/31/90
                          --------  --------  --------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                          --------  --------  --------  --------  --------  --------   --------
Income From Investment
 Operations:
 Net Investment Income..    0.0526    0.0485    0.0294    0.0293    0.0465    0.0700     0.0696
                          --------  --------  --------  --------  --------  --------   --------
  Total From Investment
   Operations...........    0.0526    0.0485    0.0294    0.0293    0.0465    0.0700     0.0696
                          --------  --------  --------  --------  --------  --------   --------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....   (0.0526)  (0.0485)  (0.0294)  (0.0293)  (0.0465)  (0.0700)   (0.0696)
                          --------  --------  --------  --------  --------  --------   --------
  Total Distributions...   (0.0526)  (0.0485)  (0.0294)  (0.0293)  (0.0465)  (0.0700)   (0.0696)
                          --------  --------  --------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                          ========  ========  ========  ========  ========  ========   ========
Total Return............     5.39%     4.95%     2.98%     2.97%     4.75%     7.23%      8.37%
Ratios/Supplemental Data
 Net Assets, End of
  Period ($000).........   264,725   263,752   273,790   255,637   293,450   333,121    293,422
 Ratio of Expenses to
  Average Net
  Assets/3/.............     0.43%     0.43%     0.38%     0.37%     0.34%     0.37%   0.38%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................     5.27%     4.85%     2.94%     2.93%     4.64%     6.97%   8.04%/2/

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995, May 31, 1994, May 31, 1993, May 31, 1992 and May 31, 1991 and the period ended May 31, 1990 would have been .48%, .48%, .47%, .44%, .41%, .45% and .46%
(annualized), respectively.

                         TAX-EXEMPT MONEY MARKET FUND

  Financial Highlights for a share of the Tax-Exempt Money Market Fund outstanding throughout each of the periods indicated:

                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR    7/21/89/1/
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED        TO
                          5/31/96   5/31/95   5/31/94   5/31/93   5/31/92   5/31/91    5/31/90
                          --------  --------  --------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                          --------  --------  --------  --------  --------  --------   --------
Income From Investment
 Operations:
 Net Investment Income..    0.0321    0.0303    0.0202    0.0217    0.0346    0.0494     0.0483
 Net Realized Gain on
  Investments...........       --        --     0.0004       --        --        --         --
                          --------  --------  --------  --------  --------  --------   --------
  Total From Investment
   Operations...........    0.0321    0.0303    0.0206    0.0217    0.0346    0.0494     0.0483
                          --------  --------  --------  --------  --------  --------   --------
Less Distributions:
 Dividends to
  Shareholders from Net
  Investment Income.....   (0.0321)  (0.0303)  (0.0202)  (0.0217)  (0.0346)  (0.0494)   (0.0483)
 Distributions to
  Shareholders from Net
  Capital Gains.........       --        --    (0.0004)      --        --        --         --
                          --------  --------  --------  --------  --------  --------   --------
  Total Distributions...   (0.0321)  (0.0303)  (0.0206)  (0.0217)  (0.0346)  (0.0494)   (0.0483)
                          --------  --------  --------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                          ========  ========  ========  ========  ========  ========   ========
Total Return............     3.26%     3.08%     2.08%     2.19%     3.51%     5.05%   5.74%/2/
Ratios/Supplemental Data
 Net Assets, End of
  Period ($000).........    50,137    69,100    82,222    81,838    76,687    67,328     65,101
 Ratio of Expenses to
  Average Net
  Assets/3/.............     0.43%     0.43%     0.38%     0.37%     0.38%     0.38%   0.38%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................     3.22%     3.01%     2.02%     2.16%     3.42%     4.91%   5.58%/2/

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995, May 31, 1994, May 31, 1993, May 31, 1992 and May 31, 1991 and the period ending May 31, 1990 would have been .51%, .52%, .50%, .44%, .46%, .47% and
 .48% (annualized), respectively.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The Funds' investment adviser (the "Adviser") uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser will use its best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

PRIME MONEY MARKET FUND

    The investment objective of the Prime Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high-quality money market instruments. The Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

     . U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of U.S. banks);

     . obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities;

     . commercial paper rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency") and corporate bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies;

     . unrated commercial paper, corporate bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors.

     . asset-backed securities rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . obligations issued by state and local governmental bodies; and

     . repurchase agreements relating to the above instruments.

GOVERNMENT MONEY MARKET FUND

    The investment objective of the Government Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

TAX-EXEMPT MONEY MARKET FUND

    The investment objective of the Tax-Exempt Money Market Fund is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("municipal obligations") the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax. The Fund seeks to achieve its investment objective by investing primarily in:

     . municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . tax-exempt commercial paper rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

     . unrated municipal notes, tax-exempt commercial paper, municipal bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors.

    As a matter of fundamental policy, during normal market conditions at least 80% of the Tax-Exempt Money Market Fund's total assets will be invested in municipal obligations the interest on which is exempt from regular Federal income tax and is not treated as a specific tax preference under the Federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's total assets may be invested in private activity bonds that are subject to the Federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis. The Fund may hold uninvested cash reserves during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal obligations are not available.

QUALITY, MATURITY AND DIVERSIFICATION

    All securities acquired by the Funds will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. In accordance with current SEC regulations, the Prime Money Market Fund intends to invest no more than 5% of its total assets in securities, other than U.S. Government securities, that are rated at the time of purchase within the second highest rating category assigned by one or more Rating Agencies (including securities that are unrated but determined by the Adviser to be of comparable quality). See the Statement of Additional Information for a description of the Rating Agencies' various rating categories.

    Each Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will a Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Funds invest may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

    Each Fund is classified as a diversified portfolio under the Investment Company Act.

OTHER INVESTMENT POLICIES AND RELATED RISKS
    BANK OBLIGATIONS

    The Prime Money Market Fund and, to a limited extent, the Tax-Exempt Money Market Fund may invest in debt obligations of U.S. and foreign banks (including foreign branches of U.S. banks). Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping requirements. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser deems the investment to present minimal credit risks. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

    CORPORATE OBLIGATIONS

    The Prime Money Market Fund and, to a limited extent, the Tax-Exempt Money Market Fund may invest in corporate debt obligations, primarily commercial paper. Commercial paper is a short-term promissory note with a maturity ranging from 1 to 270 days issued by a corporation. Corporate bonds purchased by the Prime Money Market Fund will have remaining maturities of 397 days or less.

    U.S. GOVERNMENT OBLIGATIONS

    The Prime Money Market and Government Money Market Funds and, to a limited extent, the Tax-Exempt Money Market Fund, may invest in securities issued or guaranteed by the U.S. Government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law.

    MUNICIPAL OBLIGATIONS

    The Tax-Exempt Money Market Fund invests primarily in municipal obligations. The Prime Money Market Fund may also invest from time to time in municipal obligations. These securities may be advantageous for the Prime Money Market Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the Fund can purchase. Dividends paid by the Prime Money Market Fund that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular Federal income tax, may be subject to the Federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them.

    Municipal obligations purchased by a Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely effect the value of its shares. As described above under "Banking Obligations", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

    VARIABLE AND FLOATING RATE INSTRUMENTS

    Each Fund may purchase variable and floating rate instruments, which may have a maturity in excess of 397 days but will, in any event, permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S.

Government or an agency or instrumentality thereof). Such instruments may include variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to ensure that their value to a Fund will approximate their par value. Variable and floating rate obligations that cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be considered illiquid and subject to the Funds' limitation on illiquid investments described below under "Managing Liquidity".

    ASSET-BACKED SECURITIES

    The Prime Money Market Fund may purchase asset-backed securities which have remaining maturities of 397 days or less. Asset-backed securities are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to the Fund's 10% limitation on illiquid investments.

    REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

    The Prime Money Market and Government Money Market Funds may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. The securities held subject to a repurchase agreement may have stated maturities in excess of 397 days so long as the repurchase agreement itself matures in less than 397 days. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

    Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or to sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. Because a Fund is required to set aside cash or liquid high grade debt obligations to satisfy these purchase commitments, a Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

    STAND-BY COMMITMENTS

    The Tax-Exempt Money Market Fund may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at a Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining a Fund's liquidity and not for trading purposes.

    SECURITIES LENDING

    The Prime Money Market and Government Money Market Funds may lend their portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser thinks the income to be earned from the loans justifies the risks.

    OTHER INVESTMENT COMPANIES

    Each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by a Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. The Prime Money Market Fund may also invest in asset-backed securities issued by issuers that may be deemed to be investment companies within the meaning of the Investment Company Act. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses are in addition to the Fund's own expenses.

    MANAGING LIQUIDITY

    Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, as a matter of fundamental policy the Funds will not knowingly invest more than 10% of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities and other securities for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable rate demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule
144A) are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    OTHER RISK CONSIDERATIONS

    As with an investment in any mutual fund, an investment in the Funds entail market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When the Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

FUNDAMENTAL LIMITATIONS

    Each Fund's investment objective discussed above is "fundamental", which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Except as otherwise noted, each Fund's investment policies discussed above are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, each Fund also has in place certain "fundamental" limitations that also cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

    1. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of each Fund can be invested without regard to the 5% limitation.

    2. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

    3. A Fund may not borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets with respect to the Prime Money Market and Government Money Market Funds or whenever any borrowings are outstanding with respect to the Tax-Exempt Money Market Fund, the Fund will not make any investments.

    4. A Fund may not knowingly invest more than 10% of its net assets in illiquid securities.

    As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market Fund intends to subject its entire investment portfolio, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, the Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. The Fund may not hold more than one such investment at any one time.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

    In order to permit the sale of a Fund's shares (or a particular class of shares) in certain states, the Company may agree to certain restrictions that are stricter than the investment policies and limitations described above. If the Company determines that any of these restrictions is no longer in a Fund's best interests, it may revoke its agreement to abide by such restrictions by no longer selling shares in the state involved.

INVESTING IN THE FUNDS

GETTING YOUR INVESTMENT STARTED

    Investing in the Funds is quick and convenient. Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company. Fund shares are distributed by BISYS Fund Services (called the "Distributor"). The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Customers of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and customers of affiliates of State Street Bank and Trust Company (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

    Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order.

HOW TO BUY FUND SHARES
    MINIMUM INVESTMENTS

    The Company generally requires a $50,000 minimum initial investment. Subsequent investments must be a minimum of $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

    OPENING AND ADDING TO YOUR FUND ACCOUNT

    Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started", you may also purchase Fund shares through the Banks.

                  TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT
                  ------------------              --------------------
BY MAIL           . Complete a Purchase           . Make your check payable to
                    Application and mail it         the particular Fund in
                    along with a check payable      which you are investing
                    to the particular Fund you      and mail it to the address
                    want to invest in to:           at left.
                    M.S.D. & T. Funds, Inc.,
                    P.O. Box 8515, Boston, MA     . Please include your
                    02266-8515.                     account number on your
                                                    check.
                    To obtain a Purchase
                    Application, call 1-800-
                    551-2415
-------------------------------------------------------------------------------

BY WIRE           . Before wiring funds,          . Instruct your bank to wire
                    please call 1-800-551-2145      Federal funds to: State
                    for complete wiring             Street Bank and Trust
                    instructions.                   Company, Boston,
                                                    Massachusetts, Bank
                  . Promptly complete a             Routing No. 011-0000-28,
                    Purchase Application and        M.S.D. & T. Deposit A/C
                    forward it to M.S.D. & T.       No. 99046435.
                    Funds, Inc., P.O. Box
                    8515, Boston, MA 02266-       . Be sure to include your
                    8515.                           name and your Fund account
                                                    number.

                                                  . The wire should indicate
                                                    that you are making a
                                                    subsequent purchase as
                                                    opposed to opening a new
                                                    account.

                    Consult you bank for information on remitting funds by wire and associated bank charges.

                    YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS, EXCHANGES AND DIRECT REINVESTMENTS, TO INVEST IN YOUR FUND ACCOUNT. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
-------------------------------------------------------------------------------

    EXPLANATION OF SALES PRICE

    The public offering price for shares of a Fund is based upon net asset value per share. A Fund will calculate its net asset value per share by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

    The assets of the Funds are valued at amortized cost, which generally approximates market value. Although each Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. More information about valuation can be found in the Fund's Statement of Additional Information, which you may request by calling 1-800-551-2145.

    Net asset value is computed as of 11:00 a.m. Eastern Time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Funds' Adviser, transfer agent or custodian or the Exchange is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

    Purchase orders will be accepted by State Street Bank and Trust Company, the Funds' transfer agent (the "Transfer Agent"), only on a day when the shares of a Fund are priced ("Business Day"). If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Transfer Agent on a timely basis.

    If your purchase order for shares of a Fund is received by the Transfer Agent on a Business Day before 11:00 a.m. Eastern Time, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for shares of a Fund is received by the Transfer Agent on a Business Day after 11:00 a.m. Eastern Time but before the close of regular trading on the Exchange that day, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase shares of a Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Transfer Agent. Payments for orders which are not received or accepted will be returned after prompt inquiry.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

HOW TO SELL FUND SHARES

    You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you have the ability to redeem shares by any of the methods described below.


                               TO REDEEM SHARES
                               ----------------
BY MAIL                        . Send a written request to M.S.D. & T. Funds,
                                 Inc., P.O. Box 8515, Boston, MA 02266-8515.

                               . Your written request must:
                                 --be signed by each account holder;
                                 --state the number or dollar amount of shares
                                   to be redeemed and identify the specific
                                   Fund;
                                 --include your account number.

                               . Signature guarantees are required
                                 --for all redemption requests over $100,000;

                                 --for any redemption request where the
                                   proceeds are to be sent to someone other
                                   than the shareholder of record or to an
                                   address other than the address of record.
-------------------------------------------------------------------------------

BY WIRE                        . Call 1-800-551-2145. You will need to provide
(available only                  the account name, account number, name of
if you checked                   Fund and amount of redemption ($1,000 minimum
the appropriate                  per transaction)
box on the
Purchase                       . If you have already opened your account and
Application)                     would like to have the wire redemption
                                 feature, send a written request to: M.S.D. &
                                 T. Funds, Inc., P.O. Box 8515, Boston, MA
                                 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                               . To change bank instructions, send a written
                                 request to the above address. The request
                                 must be signed (and signatures guaranteed) by each account owner.
-------------------------------------------------------------------------------

BY TELEPHONE                   . Call 1-800-551-2145. You will need to provide
(available only                  the account name, account number, name of
if you checked                   Fund and amount of redemption.
the appropriate
box on the                     . If you have already opened your account and
Purchase                         would like to add the telephone redemption
Application)                     feature, send a written request to: M.S.D. &
                                 T. Funds, Inc., P.O. Box 8515, Boston, MA
                                 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                     OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND SYSTEMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
-------------------------------------------------------------------------------

    EXPLANATION OF REDEMPTION PRICE

    Redemption orders received in proper form by the Transfer Agent on a Business Day are processed at their net asset value per share next determined after such receipt. Redemption orders received on a Non-Business Day will be priced as of the time the net asset value is next determined. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

    Payment for redemption orders which are received by the Transfer Agent before 11:00 a.m. Eastern Time normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders which are received between 11:00 a.m. and the close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) or on a Non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day. However, the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Transfer Agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. In unusual circumstances, the Company may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

    Banks are responsible for transmitting their customer's redemption orders to the Transfer Agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

    The Company imposes no charge when you redeem shares.

    OTHER PURCHASE AND REDEMPTION INFORMATION

    Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

    Shareholders who purchased Fund Shares directly through the Company should note that if an account balance falls below $5,000 as a result of redemptions and is not increased to at least $5,000 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

    If you purchased shares by wire, you must file a Purchase Application with the Transfer Agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

    You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

    The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

    The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act.

    Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agency Redemption Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed". A notary public cannot provide a signature guarantee.

SHAREHOLDER SERVICES

    The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the Purchase Application or you may request them after opening an account by calling 1-800-551-2145. Except for Retirement Plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

RETIREMENT PLANS

    Shares of the Prime Money Market and Government Money Market Funds may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plans, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of another Fund or for Institutional shares of one of the equity and bond portfolios offered by the Company. You may exchange shares by mail at the address provided under "How To Buy Shares--Opening and Adding to your Fund Account" or by telephone at 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

  You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

  To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

AUTOMATIC INVESTMENT PLAN

  One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan --a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

SYSTEMATIC WITHDRAWALS

  The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the last business day of the period you select and distributed in cash or reinvested in Institutional shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIRECTED REINVESTMENTS

  Generally, dividends and capital gains distributions are automatically reinvested in Institutional shares of the Fund from which the distributions are paid. You may elect, however, to have your dividends and capital gains distributions automatically reinvested in Institutional shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS

  Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income and are declared daily and paid monthly. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Capital gains distributions will be made at least annually.

  Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend was declared unless you notify the Company in writing that you wish to receive dividends and distributions in cash.

TAX INFORMATION

  As with any investment, you should consider the tax implications of an investment in the Funds. The following briefly summarizes some of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to you own tax situation, including the applicability of any state and local taxes. You will be advised at least annually regarding the Federal tax treatment of dividends and distributions paid to you.

FEDERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

  Distributions paid out of a Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

  The Tax-Exempt Money Market Fund intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

  The Tax-Exempt Money Market Fund will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

  This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Funds. Except as discussed below, dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Fund. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

MANAGEMENT OF THE COMPANY

  The business affairs of the Company are managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains information about the Board of Directors.

  The Company has also employed a number of professionals to provide investment management and other important services to the Funds. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. BISYS Fund Services, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds. The Funds also have a custodian, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, and a transfer and dividend disbursing agent, State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171.

INVESTMENT ADVISER

  Mercantile manages each Fund's investment portfolio, including selecting portfolio investments and making purchase and sale orders. Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile has acted as investment adviser to the Funds since their commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of June 30, 1996, Mercantile had approximately $ 26 billion in assets under active management.

ADMINISTRATOR

  Mercantile also serves as the Funds' administrator and generally assists in all aspects of their operation and administration, including maintaining the Funds' offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.

EXPENSES

  The Funds incur certain expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. Expenses are paid out of a Fund's assets and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

  In its capacity as investment adviser, Mercantile is entitled to advisory fees that are calculated daily and paid monthly at the annual rate of .25% of the average daily net assets of each Fund. For the fiscal year ended May 31, 1996, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .24% of the average daily net assets of the Prime Money Market Fund, .23% of the average daily net assets of the Government Money Market Fund, and .23% of the average daily net assets of the Tax-Exempt Money Market Fund.

  In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of
 .125% of the average daily net assets of each Fund.

  The Funds also bear other operating expenses which are described in more detail in the Statement of Additional Information.

FEE WAIVERS

  Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers, as well as by certain mandatory expense limitations imposed by state securities regulators. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

  The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". The Company's Charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Directors has authorized the issuance of one class of shares in each of the Prime Money Market, Government Money Market and Tax-Exempt Money Market Funds. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For information regarding these other portfolios, call 1-800-551-2145.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.

  As of July 24, 1996, Mercantile held of record, in a fiduciary or other representative capacity for beneficial owners, substantially all of the shares of each Fund. Mercantile does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. Mercantile may be deemed to be a controlling person of the Funds within the meaning of the Investment Company Act by reason of its record ownership of such shares.

PERFORMANCE REPORTING

  Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

     . Yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It is calculated by dividing the Fund's net investment income for a 7-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 7-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year.

     . Effective Yield is calculated similarly to yield but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     . Tax-Equivalent Yield of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield by the amount necessary to reflect the payment of Federal income taxes at a stated tax rate. The Fund's tax-equivalent yield will always be higher than its yield.

  Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield.

  Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.

MISCELLANEOUS

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Company or such Fund or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

  The Company or your Bank will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Funds.

  If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

                               ----------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:

 Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

[LOGO OF MERCANTILE-SAFE DEPOSIT & TRUST COMPANY APPEARS HERE]
Baltimore, MD

CUSTODIAN:

The Fifth Third Bank
Cincinnati, Ohio

TRANSFER AGENT:

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR:

BISYS Fund Services
Columbus, Ohio

In considering this investment please read this Prospectus carefully.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO GUARANTEE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  M.S.D.&T.
  FUNDS, INC.

----------
Prospectus
----------

 . Tax-Exempt Money Market Fund (Trust)


September 30, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY............................................................   2
FINANCIAL HIGHLIGHTS.......................................................   2
TAX-EXEMPT MONEY MARKET FUND (TRUST).......................................   3
INVESTMENT OBJECTIVE, POLICIES AND RISKS...................................   4
FUNDAMENTAL LIMITATIONS....................................................   6
HOW TO PURCHASE AND REDEEM SHARES..........................................   7
PRICING OF SHARES..........................................................   9
DIVIDENDS AND DISTRIBUTIONS................................................   9
TAX INFORMATION............................................................   9
MANAGEMENT OF THE COMPANY..................................................  10
OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES....................  11
PERFORMANCE REPORTING......................................................  11
MISCELLANEOUS..............................................................  12

M.S.D. & T. FUNDS, INC.
Two Hopkins Plaza
Baltimore, MD 21201

For current yield, purchase and redemption information, call 1-800-551-2145.

    M.S.D. & T. Funds, Inc. (the "Company") is a no-load, open-end, professionally managed investment company offering in this Prospectus shares in the TAX-EXEMPT MONEY MARKET FUND (TRUST) (the "Fund"), which is designed to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in high-quality municipal obligations, the interest on which is exempt from regular Federal income tax. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or when suitable tax-exempt obligations are unavailable.

    Mercantile-Safe Deposit and Trust Company is the Fund's investment adviser. Shares of the Fund are sold without a sales charge by BISYS Fund Services, the Fund's distributor.

    SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus briefly sets forth information about the Fund that a prospective investor should consider before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated September 30, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing to the Company at the above address or by calling 1-800-551-2145. The Statement of Additional Information is incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SEPTEMBER 30, 1996

                                EXPENSE SUMMARY

               ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVERS
                  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                               TAX-EXEMPT
                                                                  MONEY
                                                           MARKET FUND (TRUST)
                                                           -------------------
Management Fees...........................................        None
Other Expenses (after fee waivers) (includes
 administration, custody and transfer agency, and
 miscellaneous other charges).............................         .22%
                                                                  ----
Total Fund Operating Expenses (after fee waivers).........         .22%
                                                                  ====

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return (a hypothetical return required by SEC regulations for this calculation) and (2) redemption at the end of the following time periods:

1 Year....................................................         $ 2
3 Years...................................................         $ 7
5 Years...................................................         $12
10 Years..................................................         $28

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

    The purpose of this Expense Summary is to assist investors in understanding the various costs and expenses that investors in the Fund will bear indirectly as shareholders. The Expense Summary reflects expenses the Tax-Exempt Money Market Fund (Trust) incurred during the fiscal year ended May 31, 1996. Absent fee waivers, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would have been
 .27% and .27%, respectively, of the Fund's average daily net assets.

    The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Fund's total operating expenses at the level set forth in the above table. Any fees that are charged by the investment adviser, its affiliates or other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to, and are not reflected in, the fees and expenses described above.

    For more complete descriptions of the Fund's operating expenses, see "Management of the Company" in this Prospectus.

                             FINANCIAL HIGHLIGHTS

    The following Financial Highlights, which have been derived from the Fund's financial statements, have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1996 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1996. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

                     TAX-EXEMPT MONEY MARKET FUND (TRUST)

    Financial Highlights for a share of the Tax-Exempt Money Market Fund (Trust) outstanding throughout each of the periods indicated:

                           YEAR     YEAR     YEAR     YEAR     YEAR     YEAR    7/25/89/1/
                           ENDED    ENDED    ENDED    ENDED    ENDED    ENDED       TO
                          5/31/96  5/31/95  5/31/94  5/31/93  5/31/92  5/31/91   5/31/90
                          -------  -------  -------  -------  -------  -------  ----------
Net Asset Value, Begin-
 ning of Period.........  $  1.00  $  1.00  $  1.00  $  1.00  $ 1 .00  $  1.00   $   1.00
                          -------  -------  -------  -------  -------  -------   --------
Income From Investment
 Operations:
 Net Investment Income..   0.0340   0.0320   0.0219   0.0238   0.0362   0.0512     0.0491
 Net Realized Gain on
  Investments...........      --       --    0.0003      --       --       --         --
                          -------  -------  -------  -------  -------  -------   --------
 Total From Investment
  Operations............   0.0340   0.0320   0.0222   0.0238   0.0362   0.0512     0.0491
                          -------  -------  -------  -------  -------  -------   --------
Less Distributions:
 Dividends to Sharehold-
  ers from Net Invest-
  ment Income...........  (0.0340) (0.0320) (0.0219) (0.0238) (0.0362) (0.0512)   (0.0491)
 Distributions to Share-
  holders from Net Capi-
  tal Gains.............      --       --   (0.0003)     --       --       --         --
                          -------  -------  -------  -------  -------  -------   --------
 Total Distributions....  (0.0340) (0.0320) (0.0222) (0.0238) (0.0362) (0.0512)   (0.0491)
                          -------  -------  -------  -------  -------  -------   --------
Net Asset Value, End of
 Period.................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00   $  1 .00
                          =======  =======  =======  =======  =======  =======   ========
Total Return............    3.45%    3.25%    2.24%    2.40%    3.68%    5.24%   5.92%/2/
Ratios/Supplemental Data
 Net Assets, End of Pe-
  riod ($000)...........   46,541   55,043   73,230   55,975   62,502   91,315     81,055
 Ratio of Expenses to
  Average Net As-
  sets/3/...............    0.22%    0.22%    0.20%    0.20%    0.20%    0.20%   0.20%/2/
 Ratio of Net Investment
  Income to Average Net
  Assets................    3.40%    3.14%    2.19%    2.38%    3.63%    5.08%   5.76%/2/

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995, May 31, 1994, May 31, 1993, May 31, 1992 and May 31, 1991 and the period ended May 31, 1990 would have been .27%, .28%, .26%, .21%, .21%, .21% and .22% (annualized), respectively.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

    The Fund's investment adviser (the "Adviser") uses a range of different investments and investment techniques in seeking to achieve the Fund's investment objective. These investments and investment techniques, which involve various risks, are described in the following sections. The Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in the Fund to be a complete investment program.

GENERAL

    The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("municipal obligations"). The Fund seeks to achieve its investment objective by investing primarily in:

  . municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency");

  . tax-exempt commercial paper rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

  . municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

  . unrated municipal notes, tax-exempt commercial paper, municipal bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors.

    As a matter of fundamental policy, during normal market conditions at least 80% of the Fund's total assets will be invested in municipal obligations the interest on which is exempt from regular Federal income tax and is not treated as a specific tax preference under the Federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's total assets may be invested in private activity bonds that are subject to the Federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis. The Fund may hold uninvested cash reserves during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal obligations are not available.

QUALITY, MATURITY AND DIVERSIFICATION

    All securities acquired by the Fund will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. See the Statement of Additional Information for a description of the Rating Agencies' various rating categories.

    The Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will the Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments). Securities in which the Fund invests may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

    The Fund is classified as a diversified portfolio under the Investment Company Act.

OTHER INVESTMENT POLICIES AND RELATED RISKS
    MUNICIPAL OBLIGATIONS

    The Fund invests primarily in municipal obligations. The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular Federal income tax, may be subject to the Federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them.

    Municipal obligations purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations. The institutions issuing such foreign letters of credit and guarantees may be subject, for example, to less stringent reserve requirements and different accounting, auditing and recordkeeping requirements.

    VARIABLE AND FLOATING RATE INSTRUMENTS

    The Fund may purchase variable and floating rate instruments, which may have a maturity in excess of 397 days but will, in any event, permit a Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to ensure that their value to the Fund will approximate their par value. Variable and floating rate obligations that cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be considered illiquid and subject to the Fund's limitation on illiquid investments described below under "Managing Liquidity".

    REVERSE REPURCHASE AGREEMENTS

    The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

    WHEN-ISSUED PURCHASES

    The Fund may purchase securities on a "when-issued" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued transactions are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. Because the Fund is required to set aside cash or liquid high grade debt obligations to satisfy these purchase commitments, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Fund does not intend to engage in when-issued transactions for speculative purposes.

    STAND-BY COMMITMENTS

    The Fund may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining the Fund's liquidity and not for trading purposes.

    OTHER INVESTMENT COMPANIES

    The Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by the Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. When the Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses are in addition to the Fund's own expenses.

    MANAGING LIQUIDITY

    Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, as a matter of fundamental policy the Fund will not knowingly invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities include restricted securities and other securities for which market securities are not readily available.

    OTHER RISK CONSIDERATIONS

    As with an investment in any mutual fund, an investment in the Fund entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Although the Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When the Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

FUNDAMENTAL LIMITATIONS

    The Fund's investment objective discussed above is "fundamental", which means that it may not be changed without the approval of a majority of the Fund's outstanding shares. Except as otherwise noted, the Fund's investment policies discussed above are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, the Fund also has in place certain "fundamental" limitations that also cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Fund's fundamental limitations are set out in full in the Statement of Additional Information.

    1. The Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the Fund can be invested without regard to the 5% limitation.

    2. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

    3. The Fund may not borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. Whenever any borrowings are outstanding, the Fund will not make any investments.

    4. The Fund may not knowingly invest more than 10% of its net assets in illiquid securities.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of the Fund's portfolio securities does not mean that the limitation has been violated.

    In order to permit the sale of the Fund's shares in certain states, the Company may agree to certain restrictions that are stricter than the investment policies and limitations described above. If the Company determines that any of these restrictions is no longer in the Fund's best interests, it may revoke its agreement to abide by such restrictions by no longer selling shares in the state involved.

HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

    Shares of the Fund are sold on a continuous basis without a sales load by the Company's distributor, BISYS Fund Services (the "Distributor"). The Distributor acts as agent for the Fund in the distribution of its shares and, in such capacity, has agreed to use appropriate efforts to promote the Fund and to solicit orders for the purchase of the Fund's shares. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

PURCHASE OF SHARES

    Shares of the Fund are sold only to qualifying trust accounts maintained by Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks (referred to herein individually as a "Bank" and collectively as the "Banks"). The Company's shares will normally be held of record by the Banks. Shareholders purchasing shares of the Fund may also include officers, directors, or employees of the Banks. Shares may be purchased through procedures established by the Banks in connection with their customer accounts, including specialized procedures for the purchase or redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. The Company imposes no minimum initial or subsequent investment, although the Banks have established a $100 minimum initial and subsequent investment requirement for shares purchased on behalf of their customers. The Company will send confirmations of share purchases and redemptions to the Banks. Beneficial ownership of the Company's shares will be recorded by the Banks and reflected in the account statements they provide to their customers. Information relating to specific purchase procedures is available from the Banks.

    Shares are sold at the net asset value per share next determined after receipt of a purchase order by the Fund's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"). Purchase orders for shares will be accepted only on a day on which the Distributor, the Fund's custodian, The Fifth Third Bank (the "Custodian"), the Transfer Agent and the purchasing Bank are open for business ("Business Days"), and must be transmitted by telephone to the Transfer Agent. Orders received before 11:00 A.M. Eastern Time will be executed at 11:00 A.M. if the Custodian has received payment by the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the New York Stock Exchange (the "Exchange"). Orders received after 11:00 A.M. but before the close of regular trading hours on the Exchange will be executed at 11:00 A.M. the following Business Day if the Custodian receives payment by the close of regular trading hours on the Exchange on the following Business Day. Orders received at other times, and orders for which payment has not been received by the close of regular trading hours on the Exchange, will not be accepted and notice thereof will be given promptly to the Bank that submitted the order. Payments for orders which are not received or accepted will be returned after prompt inquiry to the sending Bank. If a Bank accepts a purchase order from its customer on a non-Business Day, the order will not be executed until it is received and accepted on a Business Day in accordance with the foregoing procedures.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

    It is the Banks' responsibility to transmit their customers' orders for the purchase of shares to the Transfer Agent and to wire the required funds in payment on a timely basis to the Custodian. The Company reserves the right to reject any purchase order.

    Payment for Fund shares may be made only in Federal funds or other funds immediately available to the Custodian.

REDEMPTION OF SHARES

    A customer may redeem all or part of his or her shares in accordance with procedures, instructions and limitations pertaining to his or her account at a Bank. The Banks are responsible for transmitting redemption orders to the Transfer Agent and crediting their customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Company, although the Banks may charge their customers' accounts directly for redemption and other services. Information relating to such services and charges, if any, is available from the Banks. Absent instructions to the contrary, customers for whose accounts automatic purchases and redemptions will be made may receive monthly confirmations of share transactions from their Bank.

    Redemption orders must be transmitted to the Transfer Agent by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order.

    Payment for redemption orders received before 11:00 A.M. Eastern Time on a day that the Distributor, the Custodian, the Transfer Agent and the redeeming Bank are open for business is normally made in Federal funds wired the same Business Day to the Bank. Payment for redemption orders which are received between 11:00 A.M. Eastern Time and the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange or on a non-Business Day is normally wired to the Bank in Federal funds on the next Business Day. However, in both cases the Company reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Company.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which redemption orders must be received in order to be processed on that Business Day.

    If a customer has agreed with a Bank to maintain a minimum cash balance in the account he or she maintains with the Bank and the balance falls below this minimum, the customer may be obliged to redeem all or a part of the shares held in his or her account to the extent necessary to maintain the required minimum balance.

    The Company may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of its responsibilities under the Investment Company Act. See the Statement of Additional Information under "Additional Purchase and Redemption Information."

PRICING OF SHARES

    The net asset value of the Fund is determined and its shares are priced as of 11:00 A.M. Eastern Time and as of the close of regular trading hours (currently 4:00 P.M. Eastern Time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the Fund's investment adviser or the New York Stock Exchange is closed, which currently include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less its liabilities, by the number of the Fund's outstanding shares.

    The assets in the Fund are valued based upon the amortized cost method. Although the Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. Further information about the Company's valuation policies is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

    The net investment income of the Fund is declared daily and paid monthly as a dividend to its shareholders. Shares in the Fund begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the shares is executed. Dividends are paid by wire transfer to the Banks within five Business Days after the end of each calendar month. Shareholders may elect to have their dividends reinvested in additional shares of the Fund at the net asset value of such shares on the last Business Day of the month in which such dividend is declared. Such election, or any revocation thereof, must be made in writing to the shareholder's Bank and will become effective with respect to dividends paid after its receipt. The crediting of any payment of dividends to customers of the Banks or the reinvestment of such dividends will be in accordance with the procedures governing their customer accounts. Reinvested dividends receive the same tax treatment as those paid in cash.

TAX INFORMATION

    The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), so long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed as required by the Code.

    Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income net of certain deductions for a taxable year. In general, the Fund's investment company taxable income will be its taxable income, including interest, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

    The Fund intends to distribute as exempt-interest dividends substantially all of its municipal obligations interest income net of certain deductions each year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.") Exempt-interest dividends generally will be exempt from state and local taxes as well. However, in some situations, distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

    If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% alternative minimum tax applicable to individuals (28% for adjusted alternative minimum taxable income in excess of $175,000) and the 20% alternative minimum tax and the environmental tax applicable to corporations. In addition, corporate shareholders will need to take into account all exempt-interest dividends paid by the Fund in determining certain adjustments for the Federal alternative minimum tax and the environmental tax. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

    To the extent, if any, dividends paid by the Fund are derived from taxable income (for example, from interest on certificates of deposit, commercial paper or U.S. Government obligations), such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

    Shareholders of the Fund will be advised at least annually as to the Federal income tax consequences of distributions made to them each year.

    The Company may be subject to state or local taxes in jurisdictions in which the Company may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Company and its shareholders under such laws may differ from treatment under Federal income tax laws. Shareholders should consult their own tax advisers concerning these matters.

    The foregoing summarizes some of the important Federal tax considerations generally affecting the Fund and its shareholders but is not intended as a substitute for careful tax planning. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation. In addition, this discussion is based on tax laws and regulations in effect on the date of this Prospectus and which are subject to change by legislative or administrative action.

MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

    The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Statement of Additional Information contains the name of each Director and other background information.

INVESTMENT ADVISER AND ADMINISTRATOR

    Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Fund's investment adviser. Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile manages the Fund's portfolio and is responsible for all purchases and sales of its portfolio securities. Mercantile is not entitled to any compensation under its Advisory Agreement with respect to the Fund for the services provided and expenses assumed thereunder. Mercantile has acted as investment adviser to the Fund since its commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of June 30, 1996, Mercantile had approximately $26 billion in assets under active management. Mercantile's principal business address is Two Hopkins Plaza, Baltimore, Maryland 21201.

    Mercantile also serves as the Fund's administrator and generally assists in all aspects of its operation and administration. For its services provided and expenses assumed as administrator, Mercantile is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of
 .125% of the average daily net assets of the Fund.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company (the "Transfer Agent") serves as the Fund's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to Two Heritage Drive, North Quincy, Massachusetts 02171. The Fifth Third Bank (the "Custodian"), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian of the Fund's assets.

EXPENSES

    The Fund incurs expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. In addition to the administration fees set forth above, the Fund also bears other operating expenses which are described in more detail in the Statement of Additional Information.

FEE WAIVERS

    Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Fund's other service providers, as well as by certain mandatory expense limitations imposed by state securities regulators. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to administration fees, and by the Fund's other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if the Fund were required to reimburse a service provider.

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

    The Company was incorporated in Maryland on March 7, 1989 as an "open-end management investment company." The Company's Charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to such authorization, the Board of Directors has authorized the issuance of one class of shares in the Tax-Exempt Money Market Fund (Trust). The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For more information regarding these other portfolios, call 1-800-551-2145.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.

    As of July 24, 1996, Mercantile held of record, in a fiduciary or other representative capacity for beneficial owners, substantially all of the shares of the Fund. Mercantile does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. Mercantile may be deemed to be a controlling person of the Fund within the meaning of the Investment Company Act by reason of its record ownership of such shares.

PERFORMANCE REPORTING

    From time to time the Fund may quote its "yield," "effective yield," "tax-equivalent yield" and "monthly yield" in advertisements, sales literature or in reports to shareholders. These yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" quoted in advertisements refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. This is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the Fund's yield. The "monthly yield" refers to income generated by an investment in the Fund over the calendar month period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. In addition, the Fund may from time to time quote yields relating to time periods other than those described above. Such yields will be computed in a manner which is similar to those computations described.

    IT IS IMPORTANT TO NOTE THAT PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The Fund's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by portfolio quality, composition, maturity, market conditions and the level of the Fund's operating expenses. From time to time, the Company's service contractors may voluntarily waive all or a portion of their compensation in order to assist a Fund in maintaining a competitive expense ratio. Fees paid by shareholders to Banks for automatic investment or other cash management services, if any, would reduce the Fund's effective yield from that stated.

MISCELLANEOUS

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Company or the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Company or the Fund or (b) 67% or more of the shares of the Company or the Fund present at a meeting if more than 50% of the outstanding shares of the Company or the Fund are represented at the meeting in person or by proxy.

    Investors with inquiries regarding the Company or the Fund should call 1-800-551-2145.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:

 Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

        [LOGO OF MERCANTILE-SAFE DEPOSIT & TRUST COMPANY APPEARS HERE] Baltimore, Maryland

CUSTODIAN:

The Fifth Third Bank Cincinnati, Ohio

TRANSFER AGENT:

State Street Bank and Trust Company Boston, Massachusetts

DISTRIBUTOR:

BISYS Fund Services Columbus, OH

In considering this investment please read this Prospectus carefully.

SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO GUARANTEE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  M.S.D.&T.
  FUNDS, INC.



 . Value Equity Fund
 . International Equity Fund
 . Intermediate Fixed Income Fund
 . Maryland Tax-Exempt Bond Fund

September 30, 1996
  Institutional Shares

    Prospectus

                            M.S.D. & T. FUNDS, INC.

                                  PROSPECTUS

                                      FOR

                          INSTITUTIONAL SHARES OF THE

                               VALUE EQUITY FUND
                           INTERNATIONAL EQUITY FUND
                        INTERMEDIATE FIXED INCOME FUND
                       AND MARYLAND TAX-EXEMPT BOND FUND

                              September 30, 1996

------------------------------------------------------------------------------------
 M.S.D. & T.
    FUND                       GOAL                      FOR INVESTORS WHO WANT
------------------------------------------------------------------------------------
VALUE EQUITY   Long-term capital appreciation with   Long-term capital appreciation
               income as a secondary objective       and are willing to accept the
               through investments primarily in      risks associated with
               common and preferred stock and debt   investments in equity
               securities convertible into common    securities.
               stock.
------------------------------------------------------------------------------------
INTERNATIONAL  Long-term growth of income and        Long-term growth of capital and
 EQUITY        capital with reasonable risk through  income and are willing to
               investments primarily in equity       accept the risks associated
               securities of foreign issuers.        with foreign investments.
------------------------------------------------------------------------------------
INTERMEDIATE   High level of current income and      Current income from corporate
 FIXED INCOME  protection of capital through         and government securities and
               investments primarily in corporate    can accept fluctuations in
               and government debt obligations. The  price and yield.
               Fund will generally have an average
               weighted maturity of from three to
               ten years.
------------------------------------------------------------------------------------
MARYLAND TAX-  High tax-free income through          Current income from an
 EXEMPT BOND   investments primarily in Maryland     investment that is both free
               municipal obligations.                from Federal and Maryland state
                                                     and local income taxes.
------------------------------------------------------------------------------------

   SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES, THE FUNDS' DISTRIBUTOR.

   This Prospectus relates to Institutional shares (or "shares") of the Value Equity, International Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds (the "Funds") of M.S.D. & T. Funds, Inc. (the "Company"), a no-load, open-end management investment company. This Prospectus describes concisely the information about the Funds that you should know before investing. Please read and keep it for future reference. More information about the Funds is contained in a Statement of Additional Information dated September 30, 1996 that has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information, which can be obtained free of charge upon request by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145, is incorporated by reference into (considered a part of) this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY............................................................   3
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES, POLICIES AND RISKS..................................   7
FUNDAMENTAL LIMITATIONS....................................................  16
INVESTING IN THE FUNDS.....................................................  17
SHAREHOLDER SERVICES.......................................................  21
DIVIDENDS AND DISTRIBUTIONS................................................  22
TAX INFORMATION............................................................  23
MANAGEMENT OF THE COMPANY..................................................  25
OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES....................  26
PERFORMANCE REPORTING......................................................  27
MISCELLANEOUS..............................................................  28

--------------------------------------------------------------------------------
                             IF YOU HAVE QUESTIONS

  For current yield, purchase and redemption information, call 1-800-551-2145.
--------------------------------------------------------------------------------

                                EXPENSE SUMMARY

    Expenses are one of several factors to consider when investing in a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting, custody and other services.

    Below is information regarding the operating expenses for the Funds' Institutional shares. Examples based on this information are also provided.

                                           INTERNATIONAL INTERMEDIATE  MARYLAND
                                  VALUE       EQUITY        FIXED     TAX-EXEMPT
                               EQUITY FUND     FUND      INCOME FUND  BOND FUND
                               ----------- ------------- ------------ ----------
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
Management Fees (after fee
 waivers)/1/.................      .44%         .73%         .25%        .00%
Other Expenses (after fee
 waivers) (includes adminis-
 tration, custody and trans-
 fer agency, and miscellane-
 ous other charges)/1/.......      .29%         .32%         .35%        .51%
                                   ---         ----          ---         ---
Total Fund Operating Expenses
 (after fee waivers)/1/......      .73%        1.05%         .60%        .51%
                                   ===         ====          ===         ===

-------------------
/1/ This expense information is provided to help you understand the various costs and expenses that you would bear indirectly as a shareholder of one of the Funds. The expense information with respect to the Value Equity, International Equity and Intermediate Fixed Income Funds reflects expenses the Funds incurred during the fiscal year ended May 31, 1996 on their Institutional shares. Without fee waivers by the investment adviser and administrator, Management Fees, Other Expenses and Total Fund Operating Expenses, stated as a percentage of average daily net assets, would have been
 .60%, .29% and .89%, respectively, for Institutional shares of the Value Equity Fund; .80%, .37% and 1.17%, respectively, for Institutional shares of the International Equity Fund; and .35%, .37% and .72%, respectively, for Institutional shares of the Intermediate Fixed Income Fund. The expense information with respect to the Maryland Tax-Exempt Bond Fund is based on expenses incurred by the Fund during the last fiscal year, restated to reflect the expenses which the Fund expects to incur during the current fiscal year. Without fee waivers by the investment adviser and administrator, Management Fees, Other Expenses and Total Fund Operating Expenses would be .50%, .63% and 1.13%, respectively, for Institutional shares of the Maryland Tax-Exempt Bond Fund.

    The investment adviser and administrator are under no obligation to waive fees or reimburse expenses, but have informed the Company that they expect to waive fees and/or reimburse expenses during the current fiscal year as necessary to maintain the Funds' total operating expenses at the levels set forth in the above table. You should note that any fees that are charged by the investment adviser, its affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to, and are not reflected in, the fees and expenses described above.

    For more complete descriptions of the Funds' operating expenses, see "Management of the Company" in this Prospectus.

EXAMPLE:

    Assume a Fund's annual return is 5% and its expenses are the same as those stated above. For every $1,000 you invest, here's how much you would pay in total expenses if you closed your account after the number of years indicated:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Value Equity Fund...............................  $ 7     $23     $41     $ 91
International Equity Fund.......................  $11     $33     $58     $128
Intermediate Fixed Income Fund..................  $ 6     $19     $33     $ 75
Maryland Tax-Exempt Bond Fund...................  $ 5     $16     $28     $ 65

    THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE INVESTMENT RETURNS OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURNS AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The following Financial Highlights, which have been derived from the Funds' financial statements, have been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants, whose unqualified report on the financial statements containing such information for the five years in the period ended May 31, 1996 is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read along with the financial statements and related notes, which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1996. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, contact the Company at the address or telephone number on the first page of this Prospectus.

                               VALUE EQUITY FUND

  Financial Highlights for an Institutional share of the Value Equity Fund outstanding throughout each of the periods indicated:

                              YEAR     YEAR     YEAR     YEAR     YEAR    2/28/91/1/
                              ENDED    ENDED    ENDED    ENDED    ENDED       TO
                             5/31/96  5/31/95  5/31/94  5/31/93  5/31/92   5/31/91
                             -------  -------  -------  -------  -------  ----------
Net Asset Value, Beginning
 of Period.................  $ 13.42  $12.14   $12.39   $11.36   $10.69    $  10.00
                             -------  ------   ------   ------   ------    --------
Income From Investment Op-
 erations:
 Net Investment Income.....     0.33    0.35     0.29     0.29     0.33        0.09
 Net Realized and
  Unrealized Gain (Loss) on
  Investments and
  Foreign Currency.........     1.89    1.55    (0.18)    1.13     0.66        0.60
                             -------  ------   ------   ------   ------    --------
 Total From Investment Op-
  erations.................     2.22    1.90     0.11     1.42     0.99        0.69
                             -------  ------   ------   ------   ------    --------
Less Distributions:
 Dividends to Shareholders
  from Net Investment In-
  come.....................    (0.35)  (0.34)   (0.28)   (0.30)   (0.32)        --
 Distributions to Share-
  holders from Net Capital
  Gains....................    (0.71)  (0.28)   (0.08)   (0.09)     --          --
                             -------  ------   ------   ------   ------    --------
 Total Distributions.......    (1.06)  (0.62)   (0.36)   (0.39)   (0.32)       0.00
                             -------  ------   ------   ------   ------    --------
Net Asset Value, End of Pe-
 riod......................  $ 14.58  $13.42   $12.14   $12.39   $11.36    $  10.69
                             =======  ======   ======   ======   ======    ========
Total Return...............   17.24%  16.22%    0.87%   12.87%    9.51%       6.90%
Ratios/Supplemental Data
 Net Assets, End of Period
  ($000)...................  107,233  91,277   53,240   46,754   17,463       4,801
 Ratio of Expenses to Aver-
  age Net Assets/3/........    0.73%   0.73%    0.68%    0.68%    0.68%    0.68%/2/
 Ratio of Net Investment
  Income to Average Net As-
  sets.....................    2.38%   2.99%    2.41%    2.68%    3.05%    4.10%/2/
 Portfolio turnover rate...   45.15%  33.26%   61.16%   11.99%    9.57%       1.98%

-------------------
/1/Commencement of operations.
/2/Annualized.
/3/Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995, May 31, 1994, May 31, 1993 and May 31, 1992 and the period ended May 31, 1991 would have been .89%, .89%, .87%, .88%, .96% and 1.20% (annualized), respectively.

                           INTERNATIONAL EQUITY FUND

  Financial Highlights for an Institutional share of the International Equity Fund outstanding throughout each of the periods indicated:

                                                       YEAR     YEAR    7/2/93/1/
                                                       ENDED    ENDED      TO
                                                      5/31/96  5/31/95   5/31/94
                                                      -------  -------  ---------
Net Asset Value, Beginning of Period................  $11.60   $11.81   $  10.00
                                                      ------   ------   --------
Income From Investment Operations:
 Net Investment Income..............................    0.09     0.03       0.08
 Net Realized and Unrealized Gain (Loss) on Invest-
  ments and Foreign Currency........................    1.51     0.08       1.81
                                                      ------   ------   --------
 Total From Investment Operations...................    1.60     0.11       1.89
                                                      ------   ------   --------
Less Distributions:
 Dividends to Shareholders from Net Investment In-
  come..............................................   (0.07)   (0.04)     (0.07)
 Distributions to Shareholders from Net Capital
  Gains.............................................   (0.66)   (0.28)     (0.01)
                                                      ------   ------   --------
 Total Distributions................................   (0.73)   (0.32)     (0.08)
                                                      ------   ------   --------
Net Asset Value, End of Period......................  $12.47   $11.60   $  11.81
                                                      ======   ======   ========
 Total Return.......................................  14.27%    0.82%     18.98%
Ratios/Supplemental Data
 Net Assets, End of Period ($000)...................  75,676   69,172     47,472
 Ratio of Expenses to Average Net Assets/3/.........   1.05%    1.05%   1.00%/2/
 Ratio of Net Investment Income to Average Net As-
  sets..............................................   0.78%    0.06%   0.82%/2/
Portfolio turnover rate.............................  53.58%   42.15%     39.49%

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996 and May 31, 1995 and for the period ended May 31, 1994 would have been 1.17%, 1.16% and 1.20% (annualized), respectively.

                        INTERMEDIATE FIXED INCOME FUND

    Financial Highlights for an Institutional share of the Intermediate Fixed Income Fund outstanding throughout each of the periods indicated:

                               YEAR     YEAR     YEAR     YEAR     YEAR    3/14/91/1/
                               ENDED    ENDED    ENDED    ENDED    ENDED       TO
                              5/31/96  5/31/95  5/31/94  5/31/93  5/31/92   5/31/91
                              -------  -------  -------  -------  -------  ----------
Net Asset Value, Beginning
 of Period..................  $10.43   $10.10   $10.55   $10.31   $ 9.97    $  10.00
                              ------   ------   ------   ------   ------    --------
Income From Investment Oper-
 ations:
 Net Investment Income......    0.59     0.56     0.50     0.56     0.60        0.13
 Net Realized and Unrealized
  Gain (Loss) on Invest-
  ments.....................   (0.24)    0.33    (0.39)    0.24     0.34       (0.03)
                              ------   ------   ------   ------   ------    --------
 Total From Investment Oper-
  ations....................    0.35     0.89     0.11     0.80     0.94        0.10
                              ------   ------   ------   ------   ------    --------
Less Distributions:
 Dividends to Shareholders
  from Net Investment In-
  come......................   (0.59)   (0.56)   (0.50)   (0.56)   (0.60)      (0.13)
 Distributions to Sharehold-
  ers from Net Capital
  Gains.....................     --       --     (0.06)     --       --          --
                              ------   ------   ------   ------   ------    --------
 Total Distributions........   (0.59)   (0.56)   (0.56)   (0.56)   (0.60)      (0.13)
                              ------   ------   ------   ------   ------    --------
Net Asset Value, End of Pe-
 riod.......................  $10.19   $10.43   $10.10   $10.55   $10.31    $   9.97
                              ======   ======   ======   ======   ======    ========
Total Return................   3.38%    9.13%    0.94%    7.94%    9.68%    4.78%/2/
Ratios/Supplemental Data
 Net Assets, End of Period
  ($000)....................  44,102   44,652   35,008   28,078   17,549       1,298
 Ratio of Expenses to Aver-
  age Net Assets/3/.........   0.60%    0.60%    0.55%    0.55%    0.55%    0.55%/2/
 Ratio of Net Investment In-
  come to Average Net As-
  sets......................   5.66%    5.56%    4.75%    5.32%    5.76%    6.17%/2/
Portfolio turnover rate.....  52.79%   22.01%   48.58%   12.29%   13.76%      34.73%

-------------------
/1/ Commencement of operations.
/2/ Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995, May 31, 1994, May 31, 1993 and May 31, 1992 and the period ended May 31, 1991 would have been .72%, .70%, .66%, .64%, .72% and .97% (annualized), respectively.

                         MARYLAND TAX-EXEMPT BOND FUND

    Financial Highlights for an Institutional share of the Maryland Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                           YEAR     YEAR     YEAR    6/2/92/1/
                                           ENDED    ENDED    ENDED      TO
                                          5/31/96  5/31/95  5/31/94   5/31/93
                                          -------  -------  -------  ---------
Net Asset Value, Beginning of Period..... $10.40   $10.25   $10.55   $   10.00
                                          ------   ------   ------   ---------
Income From Investment Operations:
 Net Investment Income...................   0.49     0.49     0.50        0.48
 Net Realized and Unrealized Gain (Loss)
  on Investments.........................  (0.20)    0.15    (0.28)       0.55
                                          ------   ------   ------   ---------
 Total From Investment Operations........   0.29     0.64     0.22        1.03
                                          ------   ------   ------   ---------
Less Distributions:
 Dividends to Shareholders from Net In-
  vestment Income........................  (0.49)   (0.49)   (0.50)      (0.48)
 Distributions to Shareholders from Net
  Capital Gains..........................    --       --     (0.02)        --
                                          ------   ------   ------   ---------
 Total Distributions.....................  (0.49)   (0.49)   (0.52)      (0.48)
                                          ------   ------   ------   ---------
Net Asset Value, End of Period........... $10.20   $10.40   $10.25   $   10.55
                                          ======   ======   ======   =========
Total Return.............................  2.84%    6.48%    1.99%   10.59%/2/
Ratios/Supplemental Data Net Assets, End
 of Period ($000).........................10,186.. 12,360   20,008      15,707
 Ratio of Expenses to Average Net As-
  sets/3/................................  0.62%    0.62%    0.55%    0.55%/2/
 Ratio of Net Investment Income to Aver-
  age Net Assets.........................  4.74%    4.83%    4.66%    4.78%/2/
 Portfolio turnover rate................. 20.58%   36.80%   33.89%      17.59%

-------------------
/1/Commencement of operations.
/2/Annualized.
/3/Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the years ended May 31, 1996, May 31, 1995 and May 31, 1994 and the period ended May 31, 1993 would have been 1.04%,
 .97%, .86% and .94% (annualized), respectively.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The Funds' investment adviser (the "Adviser") and, with respect to the International Equity Fund, the Fund's sub-adviser (the "Sub-Adviser") use a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks, and which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser and Sub-Adviser will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

VALUE EQUITY FUND

    The investment objective of the Value Equity Fund is to seek long-term capital appreciation, with income being a secondary objective. The Fund pursues its objective by investing substantially all of its assets in common stock, preferred stock and debt obligations convertible into common stock that the Adviser believes to be undervalued. The Fund seeks to purchase individual stocks that appear to represent good relative values and seem likely to appreciate in price. The ratios of a stock's price to earnings and book value, its earnings trend and its dividend growth rate are factors considered in stock selection. Securities purchased by the Fund may produce higher than average dividend yields, although income is a secondary objective in the selection of investments.

    Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and debt obligations convertible into common stock. Although the Fund will invest primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may also invest up to 25% of its total assets in the securities of foreign issuers, either directly or through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Related Risks."

    During normal market and economic conditions, the Fund may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to debt obligations convertible into common stock, that at the time of purchase carry one of the three highest ratings assigned by an unaffiliated national statistical rating organization ("Rating Agency"). Investments may also be made in unrated debt obligations which the Adviser has determined to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of applicable debt security ratings.

    The Fund may reduce the percentage of its equity investments and temporarily invest its assets in fixed-income securities, including the types of securities in which the Intermediate Fixed Income Fund may invest and high quality short-term money market instruments, when, in the opinion of the Adviser, a defensive position is warranted, or to meet anticipated redemption requests.

INTERNATIONAL EQUITY FUND

    The investment objective of the International Equity Fund is long-term growth of capital and income consistent with reasonable risk. Current income from dividends, interest and other sources is a secondary consideration for the Fund. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of issuers located in at least three different foreign countries. Currently, the Fund is authorized to invest in the securities of issuers located in Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Japan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Portugal, Russia, Singapore, Spain, South Africa, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. There are no limitations on the amount of the Fund's assets which can be invested in securities of issuers in any one country, provided, however, that under normal market and economic conditions, no more than 10% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or securities markets. For purposes of this 10% limitation, countries which are not included in the Morgan Stanley Europe, Australia and Far East ("EAFE") Index will be considered to be countries with emerging economies or securities markets. The Fund may also purchase the securities of issuers located in the United States, although it has no present intention of doing so.

    Foreign securities which the Fund may acquire include common stock, preferred stock, debt securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities. The Fund will generally acquire stocks with relatively low ratios of market values to earnings and to book values. The Fund may also invest in the securities of foreign issuers in the form of ADRs, EDRs and GDRs as described under "Other Investment Policies and Related Risks."

    The Fund may hold up to 100% of its assets in cash and short-term money market instruments (i) when the Adviser believes that the Fund should assume a temporary defensive position because of unfavorable investment conditions,
(ii) to maintain liquidity to meet shareholder redemption requests, or (iii) to take advantage of emerging investment opportunities.

INTERMEDIATE FIXED INCOME FUND

    The investment objective of the Intermediate Fixed Income Fund is to seek as high a level of current income as is consistent with protection of capital. The Fund invests substantially all of its assets in debt obligations, such as bonds and debentures, of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments. The Fund will purchase only those securities that are rated at the time of purchase within the three highest rating categories by a Rating Agency or, if unrated, are determined by the Adviser to be of comparable quality. If a security's rating is reduced below the minimum rating that is permitted for the Fund, the Adviser will consider whether the Fund should continue to hold that security.

    Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in corporate debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities, including collateralized mortgage obligations. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the Fund's total assets, however, may be invested in debt obligations of foreign issuers. The Fund may also invest, without limitation, in high quality short-term money market instruments for temporary defensive purposes. The Adviser expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

MARYLAND TAX-EXEMPT BOND FUND

    The investment objective of the Maryland Tax-Exempt Bond Fund is to seek a high level of interest income that is exempt from Federal and Maryland state and local income taxes. The Fund invests substantially all of its assets in tax-exempt debt obligations issued by the State of Maryland and other states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("municipal obligations"), that are rated at the time of purchase within one of the four highest rating categories assigned by a Rating Agency. The Fund may also acquire short-term municipal obligations such as tax-exempt commercial paper, municipal notes, and variable rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Obligations purchased by the Fund that have not been assigned a rating will be determined by the Adviser to be of comparable quality. Obligations rated within the lowest of the top four rating categories are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. If a security's rating is reduced below the minimum rating that is permitted for the Fund, the Adviser will consider whether the Fund should continue to hold that security.

    Except during periods of unusual market conditions or during temporary defensive periods, at least 80% of the Fund's net assets will be invested in securities the interest on which is exempt from Federal income tax. In addition, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Fund's total assets will be invested in securities issued by the State of Maryland and its municipalities, counties and other taxing districts, as well as in other securities exempt from Maryland state and local taxes.

    The Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Other Investment Policies." Investments by the Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. The Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by the Fund.

    Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations with medium and long maturities.

OTHER INVESTMENT POLICIES AND RELATED RISKS
    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law.

    Each Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase. The Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. Taxable commercial paper purchased by the Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. In addition, each of these Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments.

    MUNICIPAL OBLIGATIONS

    The Maryland Tax-Exempt Bond Fund invests primarily in municipal obligations. The Intermediate Fixed Income Fund may also invest from time to time in municipal obligations. These securities may be advantageous for the Intermediate Fixed Income Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the Fund can purchase. Dividends paid by the Intermediate Fixed Income Fund that come from interest on municipal obligations will be taxable to shareholders.

    The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular Federal income tax, may be subject to the Federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

    Within the principal classifications described above there are a variety of categories, including certificates of participation and custodial receipts which may be purchased by the Maryland Tax-Exempt Bond Fund. Certificates of participation represent undivided proportional interests in lease payments by a governmental or non-profit agency. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Certain lease obligations may include "non-appropriation" clauses, which provide that the entity has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Participation in such leases present the risk that an entity will not appropriate funds for lease payments. For this and other reasons, certificates of participation are generally not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. To the extent that these securities are illiquid, they will be subject to the Fund's 10% limitation on investments in illiquid securities described below under "Managing Liquidity."

    Custodial receipts evidence the right to receive either specific future interest payments, principal payments or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" or "M-CATS", and "Municipal Zero-Coupon Receipts."

    The Maryland Tax-Exempt Bond Fund may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by the Fund's Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Such loans may be secured or unsecured and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. To the extent these securities are illiquid, they will be subject to the Fund's 10% limitation on investments in illiquid securities.

    In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them.

    Municipal obligations purchased by the Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on a Fund's portfolio and the value of its shares. As described below under "Foreign Securities", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

    VARIABLE AND FLOATING RATE INSTRUMENTS

    Each Fund may purchase variable and floating rate instruments. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

    ASSET-BACKED SECURITIES

    The Intermediate Fixed Income Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

    Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to the Fund's 10% limitation on illiquid investments described below under "Managing Liquidity."

    MORTGAGE-RELATED SECURITIES

    The Intermediate Fixed Income Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers. They may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

    CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

    SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

    Mortgage-related securities involve risks similar to those described above under "Asset-Backed Securities", including prepayment risks. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

    REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

    Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

    The Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or to sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of a Fund's total assets under normal circumstances. Because a Fund is required to set aside cash or liquid high grade debt obligations to satisfy these purchase commitments, a Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

    STAND-BY COMMITMENTS

    The Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds may acquire stand-by commitments under which a dealer agrees to purchase certain municipal obligations at a Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining a Fund's liquidity and not for trading purposes.

    SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser thinks the income to be earned from the loans justifies the risks.

    OTHER INVESTMENT COMPANIES

    The Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by a Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. The Intermediate Fixed Income Fund may also invest in asset-backed securities issued by issuers that may be deemed to be investment companies within the meaning of the Investment Company Act. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses are in addition to the Fund's own expenses.

    FOREIGN SECURITIES

    There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

    Although the International Equity Fund will invest primarily in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with the U.S. dollar exchange rates, as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes it investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

    AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    The International Equity Fund may invest up to 100% of its total assets, and the Value Equity Fund may invest up to 25% of its total assets, in ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

    FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Value Equity, International Equity and Intermediate Fixed Income Funds may from time to time use foreign currency exchange contracts to hedge against investments in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

    FUTURES CONTRACTS

    The International Equity Fund may also enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward foreign currency contracts described above) and related futures options, as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets.

    OTHER INVESTMENT POLICIES AND TECHNIQUES OF THE INTERNATIONAL EQUITY FUND

    From time to time the International Equity Fund may use the investment techniques identified below. It is the International Equity Fund's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

    FOREIGN CURRENCY PUT OPTIONS. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

    FOREIGN CURRENCY CALL OPTIONS. A call option written by the International Equity Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund to cover such call writing.

    UNLISTED FOREIGN CURRENCY PUT AND CALL OPTIONS. A number of major investment firms trade unlisted currency options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

    RIGHTS AND WARRANTS. The International Equity Fund may invest in rights and warrants to purchase securities.

    EMERGENCY BORROWING. As a temporary measure for extraordinary or emergency purposes, the International Equity Fund may borrow money from banks on an unsecured basis.

    MANAGING LIQUIDITY

    Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, the International Equity Fund will not knowingly invest more than 15%, and the Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds will not knowingly invest more than 10%, of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities, unlisted foreign currency options and other securities for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    RISK FACTORS REGARDING INVESTMENT IN MARYLAND MUNICIPAL OBLIGATIONS

    The Maryland Tax-Exempt Bond Fund's concentration in securities issued primarily by the State of Maryland and its political subdivisions, agencies and instrumentalities involves greater risks than a fund more broadly invested in securities issued by many different states and municipalities.

    Some of the significant financial considerations relating to the investments of the Maryland Tax-Exempt Bond Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before June 5, 1996, relating to issues of Maryland obligations and does not purport to be a complete description.

    The State's total expenditures for the fiscal year ending June 30, 1993, June 30, 1994, and June 30, 1995 were $11.786 billion, $12.351 billion, and $13.528 billion, respectively. As of June 5, 1996, it was estimated that total expenditures for fiscal year 1996 would be $14.627 billion. The State's General Fund, representing approximately 50%-60% of each year's total operating budget, had a surplus on a budgetary basis of $10.5 million in fiscal year 1993, a surplus of $60 million in fiscal year 1994, and a surplus of $132.5 million in fiscal year 1996. The State Constitution mandates a balanced budget.

    In April 1995, the General Assembly approved the $14.4 billion 1996 fiscal year budget. The Budget included $2.8 billion in aid to local governments (reflecting a $161 million increase in funding over 1995 that provided for substantial increases in education, health and police aid), and $134 million in general fund deficiency appropriations for fiscal year 1995, of which $60 million was a legislatively mandated appropriation to the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases.

    When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996 would be approximately $7.8 million. As of June 5, 1996, it was estimated to be $3.1 million. At its December 12, 1995 meeting and at its March 11, 1996 meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by an aggregate of $148 million. The State has effected a plan to address these changes that principally includes: (1) additional reversions for Medicaid and Nonpublic Special Education Placements of $22 million; (2) reduction of current general fund appropriations of $26 million;
(3) transfer from the Revenue Stabilization Account of $78 million; and (4) use of unanticipated fiscal year 1995 surplus of $26 million. It is anticipated that the balance of the Revenue Stabilization Account after the transfer at June 30, 1996, will be $439 million.

    In April 1996, the General Assembly approved the $14.64 billion 1997 fiscal year budget. The Budget includes $2.9 billion in aid to local governments (reflecting a $121.5 million increase over fiscal year 1996 that provides for increases in education, health and police aid), and $13.2 million in general fund deficiency appropriations for fiscal year 1996. Legislation enacted by the 1996 General Assembly reorganized the State's personnel system and reformed the welfare and Medicaid programs; estimated fiscal year 1997 savings of $20 million ($10.6 million general funds) are incorporated into the fiscal year 1997 Budget. Based on the 1997 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997, will be approximately $0.8 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1997, will be $465 million.

    The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds, to the payment of which State ad valorem taxes are exclusively pledged, for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. The lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

    While the factors mentioned above indicate that Maryland and its instrumentalities are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular Maryland municipal obligations may not be adversely affected by changes in state or local economic or political conditions.

    RISK FACTORS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

    Each Fund may purchase certain "derivative" instruments as described above under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward foreign currency contracts, participation certificates, custodial receipts, and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments).

    Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    The Adviser (Sub-Adviser in the case of the International Equity Fund) will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Adviser's or Sub-Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

    OTHER RISK CONSIDERATIONS

    As with an investment in any mutual fund, an investment in the Funds entails market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

    Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Maryland Tax-Exempt Bond Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    The Maryland Tax-Exempt Bond Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities will be subject to the Fund's 20% limitation on taxable investments. Although the Maryland Tax-Exempt Bond Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When the Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by the Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

    While the other Funds are classified as "diversified", the Maryland Tax-Exempt Bond Fund is classified as a "non-diversified" portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

    PORTFOLIO TURNOVER

    A Fund may sell a portfolio security soon after it is purchased if the Adviser (Sub-Adviser in the case of the International Equity Fund) believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.

FUNDAMENTAL LIMITATIONS

    Each Fund's investment objective discussed above is "fundamental", which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Each Fund's investment policies discussed above are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, each Fund also has in place certain "fundamental" limitations that also cannot be changed for a Fund without the approval of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the Statement of Additional Information.

      1. A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 50% of the Maryland Tax-Exempt Bond Fund's total assets, and up to 25% of the total assets of each other Fund, can be invested without regard to the 5% limitation.

      2. A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

      3. A Fund may not borrow money except for temporary purposes in amounts up to 10% (5% in the case of the International Equity Fund) of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

    In order to permit the sale of a Fund's shares (or a particular class of shares) in certain states, the Company may agree to certain restrictions that are stricter than the investment policies and limitations described above. If the Company determines that any of these restrictions is no longer in a Fund's best interests, it may revoke its agreement to abide by such restrictions by no longer selling shares in the state involved.

INVESTING IN THE FUNDS

GETTING YOUR INVESTMENT STARTED

    Investing in the Funds is quick and convenient. Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company. Fund shares are distributed by BISYS Fund Services (called the "Distributor"). The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Customers of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and customers of affiliates of State Street Bank and Trust Company (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

    Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order.

HOW TO BUY FUND SHARES

    MINIMUM INVESTMENTS

    The Company generally requires a $50,000 minimum initial investment. Subsequent investments must be a minimum of $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

    OPENING AND ADDING TO YOUR FUND ACCOUNT

    Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started", you may also purchase Fund shares through the Banks.

                  TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT

BY MAIL           . Complete a Purchase           . Make your check payable to
                    Application and mail it         the particular Fund in
                    along with a check payable      which you are investing
                    to the particular Fund you      and mail it to the address
                    want to invest in to:           at left.
                    M.S.D. & T. Funds, Inc.,
                    P.O. Box 8515, Boston, MA
                    02266-8515.

                                                  . Please include your
                                                    account number on your
                                                    check.

                   To obtain a Purchase
                   Application, call 1-800-
                   551-2415

-------------------------------------------------------------------------------
BY WIRE           . Before wiring funds,          . Instruct your bank to wire
                    please call 1-800-551-2145      Federal funds to: State
                    for complete wiring             Street Bank and Trust
                    instructions.                   Company, Boston,
                                                    Massachusetts, Bank
                                                    Routing No. 011-0000-28,
                                                    M.S.D. & T. Deposit A/C
                                                    No. 99046435.

                  . Promptly complete a
                    Purchase Application and
                    forward it to M.S.D. & T.
                    Funds, Inc., P.O. Box
                    8515, Boston, MA 02266-
                    8515.

                                                  . Be sure to include your
                                                    name and your Fund account
                                                    number.

                                                  . The wire should indicate
                                                    that you are making a
                                                    subsequent purchase as
                                                    opposed to opening a new
                                                    account.

                   Consult you bank for information on remitting funds by wire and associated bank charges.

                   YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS, EXCHANGES AND DIRECT REINVESTMENTS, TO INVEST IN YOUR FUND ACCOUNT. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

-------------------------------------------------------------------------------

    EXPLANATION OF SALES PRICE

    The public offering price for each class of shares of a Fund is based upon net asset value per share. A class of shares of a Fund will calculate its net asset value per share by adding the value of a Fund's investments, cash and other assets attributable to a class, subtracting the Fund's liabilities attributable to that class, and then dividing the result by the number of shares in that class that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

    The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Company's Board of Directors. Debt securities held by the Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Fund's Statement of Additional Information, which you may request by calling 1-800-551-2145.

    Net asset value is computed as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern
Time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Funds' Adviser, transfer agent or custodian or the Exchange is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

    Shares of the Funds are sold at the public offering price per share next computed after receipt of a purchase order by State Street Bank and Trust Company, the transfer agent for the Funds' Institutional shares (the "Transfer Agent"). Purchase orders will be accepted by the Transfer Agent only on a day on which the shares of a Fund are priced ("Business Day").

    If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Transfer Agent on a timely basis. If the Transfer Agent receives your purchase order from a Bank on a Business Day prior to the close of regular trading (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted.

    If you purchase shares of a Fund directly through the Company and if your purchase order, in proper form and accompanied by payment, is received by the Transfer Agent on a Business Day prior to the close of regular trading on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Transfer Agent receives your purchase order in proper form with the required payment.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

HOW TO SELL FUND SHARES

    You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you have the ability to redeem shares by any of the methods described below.

                               TO REDEEM SHARES
                               ----------------

BY MAIL                        . Send a written request to M.S.D. & T. Funds,
                                 Inc., P.O. Box 8515, Boston, MA 02266-8515.

                               . Your written request must:
                                 --be signed by each account holder;
                                 --state the number or dollar amount of shares
                                   to be redeemed and identify the specific
                                   Fund;
                                 --include your account number.

                               . Signature guarantees are required
                                 --for all redemption requests over $100,000;
                                 --for any redemption request where the
                                   proceeds are to be sent to someone other
                                   than the shareholder of record or to an
                                   address other than the address of record.
-------------------------------------------------------------------------------
BY WIRE                        . Call 1-800-551-2145. You will need to provide
(available only                  the account name, account number, name of
if you checked                   Fund and amount of redemption ($1,000 minimum
the appropriate                  per transaction)
box on the
Purchase                       . If you have already opened your account and
Application)                     would like to have the wire redemption
                                 feature, send a written request to:
                                 M.S.D. & T. Funds, Inc., P.O. Box 8515,
                                 Boston, MA 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                               . To change bank instructions, send a written
                                 request to the above address. The request must be signed (and signatures guaranteed) by each account owner.

-------------------------------------------------------------------------------
BY TELEPHONE                   . Call 1-800-551-2145. You will need to provide
(available only                  the account name, account number, name of
if you checked                   Fund and amount of redemption.
the appropriate
box on the                     . If you have already opened your account and
Purchase                         would like to add the telephone redemption
Application)                     feature, send a written request to: M.S.D. &
                                 T. Funds, Inc., P.O. Box 8515, Boston, MA
                                 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                     OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND SYSTEMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.
-------------------------------------------------------------------------------

    EXPLANATION OF REDEMPTION PRICE

    Redemption orders received in proper form by the Transfer Agent on a Business Day are processed at their net asset value per share next determined after such receipt. Redemption orders received on a Non-Business Day will be priced as of the time the net asset value is next determined. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

    Redemption proceeds generally will be wired or sent to the shareholder(s) of record within five Business Days after receipt of the redemption order. However, the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Transfer Agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. In unusual circumstances, the Company may make payment in readily marketable portfolio securities at their market value equal to the redemption price.

    Banks are responsible for transmitting their customer's redemption orders to the Transfer Agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

    The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

    OTHER PURCHASE AND REDEMPTION INFORMATION

    Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

    Shareholders who purchased Fund Shares directly through the Company should note that if an account balance falls below $5,000 as a result of redemptions and is not increased to at least $5,000 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

    If you purchased shares by wire, you must file a Purchase Application with the Transfer Agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

    You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

    The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

    The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act.

    Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agency Redemption Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

SHAREHOLDER SERVICES

    The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the Purchase Application or you may request them after opening an account by calling 1-800-551-2145. Except for Retirement Plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

RETIREMENT PLANS

    Shares of the Value Equity, International Equity and Intermediate Fixed Income Funds may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plans, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

EXCHANGE PRIVILEGE

    Institutional shares of a Fund may be exchanged for Institutional shares of another Fund or investment portfolio offered by the Company. You may exchange shares by mail at the address provided under "How To Buy Shares-- Opening and Adding to your Fund Account" or by telephone at 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

    You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

    To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

AUTOMATIC INVESTMENT PLAN

    One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

    The Automatic Investment Plan is one means by which investors may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

SYSTEMATIC WITHDRAWALS

    The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the last business day of the period you select and distributed in cash or reinvested in Institutional shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIRECTED REINVESTMENTS

    Generally, dividends and capital gains distributions are automatically reinvested in Institutional shares of the Fund from which the distributions are paid. You may elect, however, to have your dividends and capital gains distributions automatically reinvested in Institutional shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS

    Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.

    Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend was declared unless you notify the Company in writing that you wish to receive dividends and distributions in cash.

                             DISTRIBUTION SCHEDULE

-------------------------------------------------------------------------------

FUND                                      DIVIDENDS                    CAPITAL GAINS
----                                      ---------                    -------------
Value Equity                   Declared and paid quarterly.     Declared and paid annually.
International Equity           Declared and paid semi-annually. Declared and paid annually.
Intermediate Fixed Income and  Declared daily and paid monthly. Declared and paid annually.
Maryland Tax-Exempt Bond

-------------------------------------------------------------------------------

TAX INFORMATION

    As with any investment, you should consider the tax implications of an investment in the Funds. The following briefly summarizes some of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation, including the applicability of any state and local taxes. You will be advised at least annually regarding the Federal tax treatment of dividends and distributions paid to you.

FEDERAL

    Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

    Distributions paid out of a Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

    Dividends paid by the Value Equity and International Equity Funds will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal alternative minimum and environmental tax purposes. The dividends received deduction is not available for capital gain dividends.

    The Maryland Tax-Exempt Bond Fund intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

    The Maryland Tax-Exempt Bond Fund will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distributions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

    Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

    An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

    A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption or transfer.

    Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt interest dividends received by the shareholder.

    Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The International Equity Fund intends to make this election. As a result, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income, should the shareholder so choose.

    This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Funds. Except as discussed below, dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Fund. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

MARYLAND STATE TAXES

    Shareholders of the Maryland Tax-Exempt Bond Fund who are individuals, corporations, estates or trusts and subject to Maryland state and local taxes will not be subject to such taxes on dividends paid by the Fund to the extent they qualify as exempt-interest dividends of a regulated investment company under Section 852 (b)(5) of the Code and are attributable to any of the following:

     . interest on tax-exempt obligations issued by the State of Maryland or its political subdivisions and authorities;

     . interest on obligations issued by the U.S. Government and its agencies, instrumentalities, authorities and possessions or territories;

     . gain realized by the Fund on the sale or exchange of the tax-exempt obligations issued by the State of Maryland or its political subdivision, agencies, instrumentalities and authorities;

     . gain realized by the Fund on the sale or exchange of obligations issued by the U.S. Government and its agencies, instrumentalities and authorities.

    Distributions attributable to sources other than those described above will not be exempt from Maryland State and local taxes.

    The State of Maryland presently includes in taxable net income items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference item. Accordingly, subject to a threshold amount, 50% of any of the distributions of the Maryland Tax-Exempt Bond Fund attributable to such private activity bonds will not be exempt from Maryland state and local income taxes.

MANAGEMENT OF THE COMPANY

    The business affairs of the Company are managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains information about the Board of Directors.

    The Company has also employed a number of professionals to provide investment management and other important services to the Funds. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. CastleInternational Asset Management Limited ("CastleInternational") acts as sub-adviser for the International Equity Fund and is located at 7 Castle Street, Edinburgh, Scotland EH3 3AM. BISYS Fund Services, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds. The Funds also have custodians, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, for the Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds, and State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, for the International Equity Fund. State Street Bank and Trust Company also serves as transfer and dividend disbursing agent for Institutional shares of the Funds.

INVESTMENT ADVISER AND SUB-ADVISER

    Mercantile manages the investment portfolios of the Value Equity, Intermediate Fixed Income and Maryland Tax-Exempt Bond Funds, including selecting portfolio investments and making purchase and sale orders. CastleInternational manages the investment portfolio of the International Equity Fund in accordance with the investment requirements and policies established by Mercantile.

    Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile has acted as investment adviser to the Funds since their commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of June 30, 1996, Mercantile had approximately $26 billion in assets under active management.

    CastleInternational, which is a wholly-owned subsidiary of PNC Holding Corp., is a newly-formed investment advisory firm with approximately $1.6 billion in internationally-invested assets under management at June 30, 1996.

    A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investments. Brian B. Topping has been sole portfolio manager of the Value Equity Fund since April 1996 and had co-managed the Fund since December 1995. Mr. Topping, Vice Chairman of the Board and Chief Investment Officer of Mercantile, has managed endorsement, employee benefit and foundation portfolios since joining Mercantile in 1976. Mark G. McGlone, Vice President of Mercantile, has managed the Intermediate Fixed Income Fund since June 1992. During the past sixteen years, Mr. McGlone has managed institutional fixed income portfolios at Mercantile, including pension plans, endowment funds and self-insurance funds. The organizational arrangements of Mercantile require that all investment decisions with respect to the Maryland Tax-Exempt Bond Fund be made by a committee, and no one person is primarily responsible for making recommendations to that committee. The organizational arrangements of CastleInternational require that all investment decisions with respect to the International Equity Fund be made by CastleInternational Investment Group, chaired by its Investment Director, and no one person is primarily responsible for making recommendations to that Group.

ADMINISTRATOR

    Mercantile also serves as the Funds' administrator and generally assists in all aspects of their operation and administration, including maintaining the Funds' offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.

EXPENSES

    The Funds incur certain expenses in order to support the services described above, as well as other matters essential to the operation of the Funds. Expenses are paid out of a Fund's assets and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

    In its capacity as investment adviser, Mercantile is entitled to advisory fees that are calculated daily and paid monthly at the annual rates of .60% of the average daily net assets of the Value Equity Fund, .80% of the average daily net assets of the International Equity Fund, .35% of the average daily net assets of the Intermediate Fixed Income Fund and .50% of the average daily net assets of the Maryland Tax-Exempt Bond Fund. Mercantile has agreed to pay CastleInternational a sub-advisory fee, computed daily and paid quarterly, at the annual rate of .45% of the International Equity Fund's average daily net assets. The fees paid by Mercantile to CastleInternational for the International Equity Fund come out of Mercantile's advisory fee and are not an additional expense of the Fund.

    For the fiscal year ended May 31, 1996, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .44% of the average daily net assets of the Value Equity Fund, .73% of the average daily net assets of the International Equity Fund, .25% of the average daily net assets of the Intermediate Fixed Income Fund, and .15% of the average daily net assets of the Maryland Tax-Exempt Bond Fund. For the same period, Mercantile paid sub-advisory fees at the effective annual rate of .43% of the International Equity Fund's average daily net assets to CastleInternational (and the Fund's predecessor sub-adviser).

    In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of
 .125% of the average daily net assets of each Fund.

    The Funds also bear other operating expenses which are described in more detail in the Statement of Additional Information.

FEE WAIVERS

    Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers, as well as by certain mandatory expense limitations imposed by state securities regulators. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

    The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". The Company's charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Directors has authorized the issuance of two classes of shares in each of the Value Equity and Intermediate Fixed Income Funds and one class of shares in each of the International Equity and Maryland Tax-Exempt Bond Funds.

The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For information regarding these other portfolios and share classes, call 1-800-551-2145.

    Institutional shares of the Funds are described in this Prospectus. The Value Equity and Intermediate Fixed Income Funds also offer AFBA Five Star shares, which currently are offered exclusively to members of the Armed Forces Benefit Association. Shares of each class in the Value Equity and Intermediate Fixed Income Funds bear their pro rata portion of all operating expenses incurred by those Funds, except certain miscellaneous "class expenses" (i.e. transfer agency fees, printing and registration fees). In addition, AFBA Five Star shares bear the expense of all payments under the Service Plan as described in the prospectus for such shares. Payments under the Service Plan may not exceed .25% (on an annual basis) of the average daily net asset value of the outstanding AFBA Five Star shares. Because of these Plan payments and other class expenses, the performance of a Fund's Institutional shares is expected to be higher than the performance of its AFBA Five Star Shares. For further information about AFBA Five Star shares of the Value Equity and Intermediate Fixed Income Funds, call 1-800-782-4797.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.

    As of July 24, 1996, Mercantile held of record, in a fiduciary or other representative capacity for beneficial owners, substantially all of the shares of the International Equity and Maryland Tax-Exempt Bond Funds. Mercantile does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. Mercantile may be deemed to be a controlling person of the Funds within the meaning of the Investment Company Act by reason of its record ownership of such shares.

PERFORMANCE REPORTING

    Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. The performance for Institutional shares of a Fund is calculated separately from the performance of the Fund's AFBA Five Star shares.

     . Aggregate total return reflects the total percentage change in the value of an investment in a Fund over a specified measuring period.

     . Average annual total return represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

       Both methods of calculating total return assume that you have reinvested dividends and distributions made by a Fund during the period in Fund shares.

     . Yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in net asset value.

     . Tax-Equivalent Yield of the Maryland Tax-Exempt Bond Fund shows the level of taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield by the amount necessary to reflect the payment of Federal and Maryland income taxes at a stated tax rate. The Fund's tax-equivalent yield will always be higher than its yield.

    Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

    Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.

MISCELLANEOUS

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Company or such Fund or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

    The Company or your Bank will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Funds.

    If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

                               ----------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SERVICE PROVIDERS:

 Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

[LOGO OF MERCANTILE-SAFE DEPOSIT & TRUST APPEARS HERE]
Baltimore, Maryland

SUB-ADVISER FOR THE INTERNATIONAL EQUITY FUND:

CastleInternational Asset Management Limited
Edinburgh, Scotland

CUSTODIAN FOR THE VALUE EQUITY, INTERMEDIATE FIXED INCOME AND MARYLAND TAX-EXEMPT BOND FUNDS:

The Fifth Third Bank
Cincinnati, Ohio

CUSTODIAN FOR THE INTERNATIONAL EQUITY FUND AND TRANSFER AGENT:

State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR:

BISYS Fund Services
Columbus, Ohio

In considering this investment please read this Prospectus carefully.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                             AFBA FIVE STAR SHARES
                      ARMED FORCES BENEFIT SERVICES, INC.
                           909 N. WASHINGTON STREET
                             ALEXANDRIA, VA 22314
                                 800-782-4797

                              SEPTEMBER 30, 1996

  The AFBA Five Star Shares of M.S.D.&T. Funds, Inc., an open-end management investment company, offered by this Prospectus represent interests in two separate investment portfolios, each having its own investment objective and policies. The Value Equity Fund's investment objective is to seek long-term capital appreciation, with income being a secondary objective. The Intermediate Fixed Income Fund's investment objective is to seek as high a level of current income as is consistent with protection of capital.

  AFBA Five Star Shares provide a no-load investment program that allows you to buy and sell shares without paying any sales charges. To open an AFBA Five Star Share account, an initial investment of $1,000 ($250 for IRA accounts) is generally required. AFBA Five Star Shares of the Funds are sold exclusively by AEGON USA Securities, Inc. as selling dealer.

  This Prospectus briefly sets forth information you should consider before investing in the Funds. Please read this Prospectus and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information ("SAI"), dated September 29, 1995, which has been filed with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into (considered a part of) this Prospectus. The SAI is available upon request without charge by calling or writing to Armed Forces Benefit Services, Inc. ("AFBSI") at the above address.

  SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY OR AFBA INDUSTRIAL BANK, THEIR PARENT COMPANIES OR AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, DIVIDENDS PAID BY A FUND WILL GO UP OR DOWN.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus does not constitute an offer to sell securities in any jurisdiction or to any individual where such offer may not legally be made.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fees & Expenses.............................................................   3
Financial Highlights........................................................   4
An Explanation of Financial Highlights......................................   6
Investment Objectives, Policies and Risks...................................   7
 Introduction...............................................................   7
Value Equity Fund...........................................................   7
Intermediate Fixed Income Fund..............................................   8
Other Investment Policies and Related Risks.................................   8
Shareholder Information.....................................................  14
 Getting In Touch With Five Star............................................  14
 Minimum Investments........................................................  14
Types of Accounts...........................................................  15
Opening an Account..........................................................  15
Buying Additional Shares....................................................  16
Additional Purchase Information.............................................  16
Redeeming Shares............................................................  18
Exchanging Shares...........................................................  18
Additional Redemption and Exchange Information..............................  19
Pricing of Shares...........................................................  20
Dividends and Distributions.................................................  21
Tax Information.............................................................  21
Statements and Reports......................................................  22
Description of the Company and its Shares...................................  22
Fund Management.............................................................  23
Performance Reporting.......................................................  25
Miscellaneous...............................................................  26

                                FEES & EXPENSES

  The following tables and example are provided to assist you in understanding the fees and expenses that you will bear directly or indirectly as an investor in the Funds:
  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling AFBA Five Star Shares. The table below indicates that AFBA Five Star shareholders do not pay these fees.
  ANNUAL OPERATING EXPENSES include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. These charges are levied as a specific percentage of a Fund's average net assets. The expenses will vary for each Fund because of differences in the management fees, shareholder account size and transaction volume associated with each Fund.
  The EXAMPLE provides an illustration of the expenses a shareholder would bear on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of the indicated time periods.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            VALUE  INTERMEDIATE
                                                            EQUITY FIXED INCOME
                                                             FUND      FUND
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................  None      None
Sales Charge Imposed on Reinvested Dividends...............  None      None
Deferred Sales Charge Imposed on Redemptions...............  None      None
Redemption Fees(1).........................................  None      None
Exchange Fees..............................................  None      None
================================================================================
                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

Management Fees (net of waivers)(2)........................  .44%      .25%
12b-1 Fees.................................................  None      None
Other Expenses (net of waivers and reimbursements)(2)......  .54%      .65%
                                                             ----      ----
Total Fund Operating Expenses (net of waivers and
 reim bursements)(2).......................................  .98%      .90%
================================================================================

(1) Investors are charged a $7.00 fee if redemption proceeds are paid by wire.
(2) This expense information is provided to help you understand the expenses you would bear either directly (as with the shareholder transaction fees) or indirectly (as with the annual fund operating expenses) as a shareholder of one of the Funds. The operating expenses are based on expenses incurred by each Fund during the last fiscal year, restated to reflect the fees and expenses which each Fund expects to incur during the current fiscal year in its AFBA Five Star Shares.
    The investment adviser and administrator expect to voluntarily waive a portion of their fees otherwise payable by the Funds for the fiscal year ended May 31, 1997 in order to assist the Funds in maintaining competitive expense ratios. A portion of the shareholder servicing fees payable under the Company's Service Plan for AFBA Five Star Shares also is expected to be voluntarily waived and/or reimbursed. Absent these waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be .60%, .55% and 1.15%, respectively, of the average daily net asset value of AFBA Five Star Shares of the Value Equity Fund, and .35%, .71% and 1.06%, respectively, of the average daily net asset value of AFBA Five Star Shares of the Intermediate Fixed Income Fund.
    For more complete descriptions of the Funds' operating expenses, see "Fund Management" in this Prospectus.

                                    EXAMPLE
    (assuming $1,000 investment, 5% annual return and redemption at end of indicated time period)

                                                             VALUE  INTERMEDIATE
                                                             EQUITY FIXED INCOME
                                                              FUND      FUND
-------------------------------------------------------------------------------
1 Year......................................................  $ 10      $  9
3 Years.....................................................  $ 31      $ 29
5 Years.....................................................  $ 54      $ 50
10 Years....................................................  $120      $111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The Value Equity Fund and Intermediate Fixed Income Fund, investment portfolios of M.S.D.& T. Funds, Inc. (the "Company"), commenced operations on February 28, 1991 and March 14, 1991, respectively, each with a single class of shares known as Institutional Shares. On December 1, 1995, each Fund began offering a second class of shares known as AFBA Five Star Shares. See "Description of the Company and Its Shares" below for a description of certain differences between Institutional Shares and AFBA Five Star Shares, including differences in expenses.

  The table below sets forth certain information concerning the investment results of the AFBA Five Star Shares of the Funds for the period indicated. The tables are a part of the financial statements for each Fund. The financial statements for each Fund have been audited by Coopers & Lybrand L.L.P., the Company's independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information. The financial data included in the table should be read in conjunction with the financial statements and related notes which are also incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Company's Annual Report to Shareholders for the fiscal year ended May 31, 1996. For a free copy of the Statement of Additional Information or the Annual Report to Shareholders, please contact AFBSI at the address or telephone number on the first page of this Prospectus.

FINANCIAL HIGHLIGHTS FOR AN AFBA FIVE STAR SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                                    INTERMEDIATE
                                                       VALUE EQUITY FIXED INCOME
                                                           FUND         FUND
                                                       ------------ ------------
                                                        12/1/95/1/   12/1/95/1/
                                                            TO           TO
                                                         5/31/96      5/31/96
                                                       ------------ ------------
Net Asset Value, Beginning of Period.................     $13.61       $10.61
                                                          ------       ------
Income From Investment Operations:
 Net Investment Income...............................       0.14         0.28
 Net Realized and Unrealized Gain (Loss) on Invest-
  ments..............................................       0.91        (0.41)
                                                          ------       ------
  Total From Investment Operations...................       1.05        (0.13)
                                                          ------       ------
Less Distributions:
 Dividends to Shareholders from Net Investment In-
  come...............................................      (0.10)       (0.28)
 Distributions to Shareholders from Net Capital
  Gains..............................................        --           --
                                                          ------       ------
  Total Distributions................................      (0.10)       (0.28)
                                                          ------       ------
Net Asset Value, End of Period.......................     $14.56       $10.20
                                                          ======       ======
Total Return.........................................       7.72%       (1.23)%
Ratios/Supplemental Data
Net Assets, End of Period ($000).....................        330          346
Ratio of Expenses to Average Net Assets/2/,/3/.......       0.98%        0.90%
Ratio of Net Investment Income to Average Net Assets.       2.36%        5.50%
Portfolio Turnover Rate..............................      45.15%       52.79%

--------
/1/  Initial offering date.
/2/  Annualized.
/3/ Without the waiver of advisory fees and administration fees, the ratio of expenses to average net assets for the period ended May 31, 1996 would have been 1.15% (annualized) for the Value Equity Fund and 1.06% (annualized) for the Intermediate Fixed Income Fund.

--------------------------------------------------------------------------------
                    AN EXPLANATION OF FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  The Financial Highlights provide two types of information--financial performance on a "per share basis" and selected supplemental data. The "per share information" starts with the Net Asset Value at the beginning of each fiscal period, identifies the events which increased or decreased share value during the period, and concludes with the Net Asset Value at the end of the period. The ratios and supplemental data provide selected information on the total number and performance of all shares.

  The following discussion provides a short explanation of the terminology used in the Financial Highlights.

  NET ASSET VALUE ("NAV")--the value of a single share and therefore the price at which a shareholder will buy or sell shares at a given point in time. The NAV is computed on a daily basis by adding up the market value of all assets owned by a Fund, deducting all liabilities, and dividing the balance by the number of shares currently outstanding. The difference between the NAV at the beginning of the period and the end of the period represents the change in value of a share over the fiscal period, but not its total return.

  NET INVESTMENT INCOME--includes the dividend and interest income earned on securities held by a Fund less management fees, administration fees and other operating expenses of the Fund.

  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--represents the increase or decrease in value of the securities a Fund holds. When securities are sold, the gain or loss is realized; when securities increase or decrease in value but are not sold, the gain or loss is unrealized.

  DISTRIBUTIONS--are the disbursements made to shareholders during the stated period. DIVIDEND distributions are made from a Fund's net investment income earnings while CAPITAL GAIN distributions are made from a Fund's net realized earnings on the sale of securities held by the Fund.

  TOTAL RETURN--is the percentage change in the value of an investment over a stated period of time. The total return calculation assumes that all dividends and distributions are reinvested in a Fund to buy more shares at the Fund's net asset value on the day the distributions are made. PLEASE NOTE that it is not possible to directly calculate a Fund's total return from the information contained in the Financial Highlights.

  RATIO OF EXPENSES TO AVERAGE NET ASSETS--represents a Fund's operating expenses as a percentage of average net assets for the stated period.

  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS--represents a Fund's net investment income divided by its average net assets.

  PORTFOLIO TURNOVER RATE--measures how frequently a Fund buys and sells its security holdings. The calculation involves dividing the lower of total sales or purchases by the average monthly market value of the Fund's portfolio securities.

--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

                                 INTRODUCTION

  The Company offers AFBA Five Star Shares in two investment portfolios--the Value Equity Fund and the Intermediate Fixed Income Fund. The Funds are classified as diversified investment companies which means that, except for certain U.S. Government and agency obligations, no more than 5% of a Fund's total assets will be invested in the securities of a single issuer and no more than 10% of an issuer's outstanding voting securities will be owned by a Fund, provided that up to 25% of a Fund's total assets may be invested without regard to these limitations.

  The investment objective and policies of each of the Funds are discussed in the following paragraphs. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares.

  Although Mercantile-Safe Deposit and Trust Company, the Funds' investment adviser (the "Adviser") will use its best efforts to achieve the investment objective of each Fund, there can be no assurance that it will be able to do so. Except as noted under "Fundamental Limitations", a Fund's investment policies may be changed without shareholder approval.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

  The Value Equity Fund's investment objective is to seek long-term capital appreciation, with income being a secondary investment objective. The Fund pursues its objective by investing substantially all of its assets in common stock, preferred stock and debt obligations convertible into common stock that the Adviser believes to be undervalued.

  The Fund seeks to purchase individual stocks that appear to represent good relative values and seem likely to appreciate in price. The ratios of a stock's price to earnings and book value, its earnings trend and its dividend growth rate are factors considered in stock selection. Securities purchased by the Fund may produce higher than average dividend yields, although income is a secondary objective in the selection of investments.

  Under normal market and economic conditions, the Fund will invest at least
65% of its total assets in common stock, preferred stock and debt obligations convertible into common stock. Although the Fund will invest primarily in publicly-traded common stocks of U.S. corporations, it may also invest up to 25% of its total assets in the securities of foreign issuers, either directly or through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Related Risks."

  During normal market and economic conditions, the Fund may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to debt obligations convertible into common stock, that at the time of purchase carry one of the three highest ratings assigned by an unaffiliated national statistical rating organization ("Rating Agency"). Investments may also be made in unrated debt obligations which the Adviser has determined to be of comparable quality. See the SAI Appendix for a description of applicable debt security ratings.

  The Fund may reduce the percentage of its investments in equity securities and temporarily invest its assets in fixed income securities. These temporary investments will include both high quality, short-term money market obligations and the types of securities in which the Intermediate Fixed Income Fund may invest. This defensive investment strategy will be implemented when warranted by market conditions or to meet anticipated shareholder redemption requests.

--------------------------------------------------------------------------------
                        INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

  The investment objective of the Intermediate Fixed Income Fund is to seek as high a level of current income as is consistent with protection of capital.

  The Fund invests substantially all of its assets in:

  -- domestic and foreign corporate debt obligations

  -- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

  -- debt obligations of foreign, state and local governments and their political sub-divisions

  -- asset-backed securities

  -- collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less

  -- money market instruments.

  The Fund will purchase only those securities that are rated at the time of purchase within the three highest ratings assigned by a Rating Agency or, if unrated, are determined by the Adviser to be of comparable quality. If a security's rating is reduced below the minimum rating that is permitted for the Fund, the Adviser will consider whether the Fund should continue to hold that security.

  Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in corporate debt obligations, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and mortgaged-backed securities, including collateralized mortgage obligations. Most obligations acquired by the Fund will be issued by companies or governmental entities located in the U.S. Up to 25% of the Fund's total assets, however, may be invested in the debt obligations of foreign issuers. The Fund may also invest, without limitation, in high quality short-term money market instruments for temporary defensive purposes.

  The Adviser expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

--------------------------------------------------------------------------------
                  OTHER INVESTMENT POLICIES AND RELATED RISKS
--------------------------------------------------------------------------------

  The following discussion examines other investment policies of the Funds and related risks.

U.S. GOVERNMENT OBLIGATIONS

  Each Fund may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are backed by the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the U.S. Treasury; others, including those issued by the Federal National

Mortgage Association, are backed by the U.S. Government's discretionary ability to purchase the agency's obligations; and still others, such as those issued by the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity were it not obligated to do so by law.

MUNICIPAL OBLIGATIONS

  The Intermediate Fixed Income Fund may invest from time to time in municipal obligations. These securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other securities the Fund can purchase. Dividends paid by the Fund that came from interest on municipal obligations will be taxable to shareholders.

  The two main types of municipal obligations in which the Intermediate Fixed Income Fund may invest are "general obligation" securities and "revenue" securities. General obligation securities are backed by the full faith, credit and taxing power of the issuing entity while revenue securities are payable only from the revenues received from the operation of a particular facility or other specific revenue source. A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it then draws on a reserve fund, the restoration of which is not a legal requirement. Private activity bonds (which are a type of obligation that, although exempt from regular Federal income tax, may be subject to the Federal alternative maximum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

STAND-BY COMMITMENTS

  The Intermediate Fixed Income Fund may acquire "stand-by commitments" under which a dealer agrees to purchase certain municipal obligations at the Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining the Fund's liquidity and not for trading purposes.

MONEY MARKET INSTRUMENTS

  Each Fund may from time to time invest in "money market instruments", a term that includes bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.

  Bank obligations include bankers' acceptances ("BAs"), negotiable certificates of deposit ("CDs") and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase. The Funds may invest in the obligations of foreign banks and foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of a Fund's total assets at the time of purchase.

  Taxable commercial paper purchased by a Fund will be rated at the time of purchase in the highest rating category by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments.

VARIABLE AND FLOATING RATE INSTRUMENTS

  Each Fund may purchase variable and floating rate instruments. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.


ASSET-BACKED SECURITIES

  The Intermediate Fixed Income Fund may invest in asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

  Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities subject to the Fund's 10% limitation on illiquid investments described below under "Managing Liquidity."


MORTGAGE-RELATED SECURITIES

  The Intermediate Fixed Income Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers. They may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

  CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

  SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

  Mortgage-related securities involve risks similar to those described above under "Asset-Backed Securities", including prepayment risks. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.


REPURCHASE AGREEMENTS

  Each Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be made to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

WHEN ISSUED PURCHASES AND FORWARD COMMITMENTS

  The Intermediate Fixed Income Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase and sell particular securities with payment and delivery taking place at a future date, permit the Fund to "lock-in" a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. Because the Fund is required to set aside cash or liquid high grade debt obligations to satisfy these purchase commitments, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. These transactions will not be entered into for speculative purposes but only in furtherance of the Fund's investment objective.

SECURITIES LENDING

  Each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be full collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser thinks the income to be earned from the loans justifies the risks.

OTHER INVESTMENT COMPANIES

  Each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market funds". Such investments will be made by a Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. The Intermediate Fixed Income Fund may also invest in asset-backed securities issued by issuers that may be deemed to be investment companies within the meaning of the 1940 Act. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as a shareholder of the company. These expenses are in addition to the Fund's own expenses.

FOREIGN SECURITIES

  There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments.

  Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations.

  Foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.


AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

  The Value Equity Fund may invest up to 25% of its total assets in ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.


FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Funds may from time to time use foreign currency exchange contracts to hedge against investments in the value of foreign currencies (including the European Currency Unit) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.


MANAGING LIQUIDITY

  Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, neither Fund will knowingly invest more than 10% of its net assets in illiquid securities.

  Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities and other securities for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined, pursuant to guidelines adopted by the Company's Board of Directors, that a liquid trading market exists

(including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.


RISK FACTORS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

  Each Fund may purchase certain "derivative" instruments as described above under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments).


  Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

  The Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that the Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.


OTHER RISK CONSIDERATIONS

  As with an investment in any mutual fund, an investment in the Funds entail market and economic risks associated with investments generally. However, there are certain specific risks of which you should be aware.

  Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

PORTFOLIO TURNOVER

  A Fund may sell a portfolio security soon after it is purchased if the Adviser believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.


FUNDAMENTAL LIMITATIONS

  Each Fund has in place certain "fundamental" investment limitations that may not be changed without the approval of the holders of a majority of that Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Funds' fundamental limitations are set out in full in the SAI, which you may request by calling the telephone number on the cover page of this Prospectus.

  1. Issuer Limitation--A Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Fund's total assets can be invested without regard to this 5% limitation.

  2. Industry Limitation--A Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exceptions.

  3. Borrowing Limitation--A Fund may not borrow money except for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

  If a percentage limitation is satisfied at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

  In order to permit the sale of a Fund's shares (or a particular class of shares) in certain states, the Company may agree to certain restrictions that are stricter than the investment policies and limitations described above. If the Company determines that any of these restrictions is no longer in a Fund's best interests, it may revoke its agreement to abide by such restrictions by no longer selling shares in the state involved.

--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

GETTING IN TOUCH WITH FIVE STAR

  If you have questions concerning AFBA Five Star Shares, please contact our Shareholder Service Representatives at 800-782-4797 (TTY 800-300-TTY3) or write us at:

                             AFBA Five Star Shares
                           909 N. Washington Street
                             Alexandria, VA 22314

MINIMUM INVESTMENTS*

New Account............................................................. $1,000
New IRA................................................................. $  250
New Account with Automatic Investment Plan.............................. $   50
To Add To Any Type of Account........................................... $   50

--------
*  The Funds reserve the right to waive these minimums.

--------------------------------------------------------------------------------
                               TYPES OF ACCOUNTS
--------------------------------------------------------------------------------

INDIVIDUAL AND JOINT ACCOUNTS

  Individual accounts have one owner and joint accounts have two or more owners.

BUSINESSES

  Business organizations, including corporations and partnerships, may open an account. A corporation's duly appointed authorized officer or a general partner in the partnership must sign the application.

TRUST ACCOUNTS

  A legally established trust may open an account. Required information includes the name of the trust, the names of the trustees and the date of the trust's origination.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

  All individuals under the age of 70 1/2 may open an IRA and contribute earned income of up to $2,000 annually.

SIMPLIFIED EMPLOYEE PENSION PLAN ACCOUNTS (SEPS)

  Simplified Employee Pension Plans, a form of retirement plan for sole proprietors, partnerships and corporations, may open an account.

  Call Shareholder Services at 800-782-4797 for detailed information concerning eligibility for IRAs and SEPs and for an application.

--------------------------------------------------------------------------------
                              OPENING AN ACCOUNT
--------------------------------------------------------------------------------

          The minimum initial investment to open an account is $1,000 ($250 for an IRA or SEP; $50 with Automatic Investment Plan)

By Mail

  Send your completed and signed application and check, indicating the amount(s) and Fund(s) in which you wish to invest, by mail to the lockbox address provided below. The lockbox address is for all regular, express, registered or certified mail (except overnight delivery services) in which you include a check:

Lockbox Address:

AFBA Five Star Shares
Dept. L 1634
Columbus, OH 43260-1634

Address for overnight delivery services:

AFBA Five Star Shares
Huntington National Bank
Lockbox Department 0P10
Reference AFBA-1634
2361 Morse Road
Columbus, OH 43229

  All checks should be made payable to AFBA Five Star Shares.

By Wire

  Please call Shareholder Services at 800-782-4797 for a purchase application and to obtain wire instructions.

--------------------------------------------------------------------------------
                           BUYING ADDITIONAL SHARES
--------------------------------------------------------------------------------

  The minimum additional investment is $50. There is no minimum on the reinvestment of dividends and distributions.

By Mail

  Send a check with an AFBA Five Star investment stub or with a letter of instruction stating that you want to purchase additional shares, indicating the Fund name, dollar amount to be purchased and your account number to the following lockbox address:

AFBA Five Star Shares
Dept. L 1634
Columbus, OH 43260-1634

  Please make your check payable to AFBA Five Star Shares.

By Wire

  Please call Shareholder Services for wire instructions to make additional investments.


                         By Automatic Investment Plan
                    ($50 Initial Minimum/Monthly Additions)


  You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. These transfers will be accomplished through a funds transfer network called the Automated Clearing House (ACH).

  Please call Shareholder Services (800-782-4797) for more information and an Automatic Investment Plan Application.

--------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE INFORMATION
--------------------------------------------------------------------------------

PURCHASES BY MAIL

  Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. A $15.00 fee may be charged if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by a Fund.

  If you purchase AFBA Five Star Shares by check and subsequently request the redemption of those shares, a Fund will delay payment of the redemption proceeds until the Transfer Agent is satisfied the check has cleared which may take up to 15 days from the purchase date. Consequently, if you anticipate redemptions soon after purchase, you may want to wire funds to avoid delays.

  The Funds will not accept payment in cash or third party checks for the purchase of shares.

PURCHASES BY WIRE

  Your financial institution may charge you a fee for wiring funds.

PURCHASES BY AUTOMATIC INVESTMENT

  Under the Automatic Investment Plan, your financial institution will forward funds on a regular, monthly, bi-monthly or quarterly basis to the Transfer Agent to purchase AFBA Five Star Shares. You may also elect to process special purchase orders by telephone.

  To establish the Automatic Investment Plan, complete the appropriate section on the purchase application when opening an account or, if you already have an account, call Shareholder Services at 800-782-4797. You may establish an Automatic Investment Plan with any financial institution that participates in the Automated Clearing House funds transfer system. If an investor discontinues participation in the Plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 60 days' written notice, if the account's net asset value is less than $1,000.

  The Automatic Investment Plan is one means by which investors may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

PURCHASES BY DIRECTED REINVESTMENTS

  You may choose to have dividends and capital gains distributions automatically invested in either the Fund from which they are paid or in another Fund offering AFBA Five Star Shares. Systematic withdrawals from one account and reinvestments in another existing account may also be established. See "Additional Redemption and Exchange Information --Redemptions by Systematic Withdrawals." Reinvestments can only be directed to an existing investment account (which must meet the minimum investment requirements described above). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and therefore you should consult your own tax adviser before initiating these transactions.

PURCHASES BY EXCHANGE

  The exchange privilege allows you to open a new investment account or add to an existing account by exchanging AFBA Five Star shares of one Fund for AFBA Five Star Shares of another Fund. For details see "Additional Redemption and Exchange Information--Redemptions by Exchange."

EFFECTIVE TIME AND PRICE OF PURCHASES

  A purchase order for AFBA Five Star Shares of a Fund received by the Transfer Agent on a Business Day (i.e. a day on which shares of the Fund are priced) prior to the close of regular trading hours (currently 4:00 P.M., Eastern Time) on the New York Stock Exchange ("NYSE") will be priced at the net asset value determined on that day, provided that the order is accompanied by all completed documents in good form and payment of the purchase price.

  On a Business Day when the NYSE closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

MISCELLANEOUS PURCHASE INFORMATION

  You must provide a social security number or other certified taxpayer identification number when opening or reopening an account. Purchase applications cannot be processed without an appropriate identification number.

  Additions or changes to any information in your account registration may be made by submitting a written request to the Transfer Agent with the signature(s) guaranteed by a financial institution that participates in the Stock Transfer Agency Medallion Program (STAMP).

  In the interests of economy and convenience, share certificates will not be issued.

--------------------------------------------------------------------------------
                               REDEEMING SHARES
--------------------------------------------------------------------------------

BY WIRE

  Redemption proceeds can be paid by wire transfer to a pre-designated bank account or by payment by check. There is a $1,000 minimum redemption for payment by wire although the Funds reserve the right to waive this minimum. There is no minimum redemption for payment by check.


BY MAIL

  Send a written redemption request stating the Fund name, number of shares or dollar amount to be redeemed, account number, and desired method of payment (wire or check) to:

                             AFBA Five Star Shares
                                 Dept. L 1634
                            Columbus, OH 43260-1634

BY TELEPHONE

  If you elected telephone privileges you may request redemptions by calling Shareholder Services (800-782-4797) between 8 A.M. and 9 P.M. (Eastern Time). Redemption orders received after the close of regular trading hours on the NYSE (currently 4:00 P.M. Eastern Time) will be effective on the next business day at the net asset value next determined.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES
--------------------------------------------------------------------------------

  The minimum value of shares being exchanged is $50. The minimum value of shares being exchanged to establish a new account is $1,000. The Funds reserve the right to waive these minimums.

BY MAIL

  Send written instructions indicating your name, address and daytime telephone number, the dollar amount or number of shares that you wish to exchange, the name and account number of the Fund that you are exchanging from and the name and account number, if any, of the Fund you are exchanging into.

  Send your signed instructions to the following address:

                             AFBA Five Star Shares
                                 Dept. L 1634
                            Columbus, OH 43260-1634

BY TELEPHONE

  Please call Shareholder Services (800-782-4797) between the hours of 8 A.M. and 9 P.M. (Eastern Time). Exchanges made after the close of regular working hours on the NYSE (currently 4:00 P.M. Eastern Time) will not be processed until the next Business Day at the net asset value next determined.

--------------------------------------------------------------------------------
                ADDITIONAL REDEMPTION AND EXCHANGE INFORMATION
--------------------------------------------------------------------------------

REDEMPTIONS BY MAIL

  If redemption proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record, each signature on the redemption request must be guaranteed in writing by a financial institution that participates in STAMP. A signature notarized by a notary public is unacceptable. Written requests for redemptions exceeding $100,000 also must be guaranteed by a financial institution that participates in STAMP. The Company reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.


REDEMPTIONS BY WIRE

  The minimum amount that may be redeemed by wire is $1,000 and you may be subject to a $7.00 fee for each wire redemption. The Funds reserve the right to change this minimum or to terminate the wire redemption privilege at any time without notice.


REDEMPTIONS BY SYSTEMATIC WITHDRAWAL

  Through the Systematic Withdrawal Plan, if you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum ($100 minimum per withdrawal) redeemed at regular intervals. These redemptions may be distributed in cash or reinvested in AFBA Five Star Shares of another Fund. An application form and additional information may be obtained by calling Shareholder Services at 800-782-4797.


REDEMPTIONS BY EXCHANGE

  The Exchange Privilege permits you to exchange AFBA Five Star Shares of one Fund for AFBA Five Star Shares of another Fund. You must establish or maintain accounts with an identical title in each Fund involved in an exchange transaction.

  Since an excessive number of exchanges may be disadvantageous to the Funds, the Company reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or four exchanges of shares in a calendar quarter. A shareholder may continue making exchanges until notified that the exchange privilege has been suspended, limited or terminated. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.

  Exchanges may have tax consequences. Although no exchange fee is currently imposed by the Company on exchanges, the Company reserves the right to impose a charge in the future.


TELEPHONE PRIVILEGE

  The telephone privilege permits you to redeem or exchange AFBA Five Star Shares by telephone. Call Shareholder Services (800-782-4797) to establish or elect the privilege, to use the privilege or to terminate the privilege.

  The Company and its agents will not be responsible for any losses resulting from unauthorized telephone transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures it and/or its agents may be responsible for any unauthorized transactions.

  The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming AFBA Five Star

Shares by telephone may be modified or terminated by the Company at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to place a redemption order by telephone, AFBA Five Star Shares may be redeemed by mail as described above under the discussion of redemptions by mail.


EFFECTIVE TIME AND PRICE OF REDEMPTIONS AND EXCHANGES

  Redemption orders for AFBA Five Star Shares of a Fund which are received on a Business Day prior to the close of regular trading hours on the NYSE will be executed at the net asset value determined on that day. Redemption orders received after the close of regular trading hours on the NYSE or on a non-Business Day will be priced as of the time the net asset value is next determined.

  On a Business Day when the NYSE closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.


PAYMENT OF REDEMPTION PROCEEDS

  Payment for redemption orders is normally made within five Business Days.
The Company reserves the right to pay redemption proceeds within seven days after receiving the redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Company. If any portion of the AFBA Five Star Shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to AFBA Five Star Shares purchased by money order or wire payment. During the period prior to the time that the shares are redeemed, dividends will accrue on the shares.

  In unusual circumstances, the Company may make payment in readily marketable portfolio securities at their market value equal to the redemption price.


MISCELLANEOUS REDEMPTION INFORMATION

  All redemption proceeds will be sent by check unless the Company or the Transfer Agent is directed otherwise. The ACH system may also be used for payment of redemption proceeds. The Company may require any information reasonably necessary to ensure that a redemption has been duly authorized.

  If an account balance falls below $1,000 as a result of redemptions and is not increased to at least $1,000 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

  The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the 1940 Act.

--------------------------------------------------------------------------------
                               PRICING OF SHARES
--------------------------------------------------------------------------------

  The pricing of purchase and redemption orders will be based upon the "net asset value per share". The net asset value per share is calculated by dividing the value of all of a Fund's securities and other assets that are allocable to AFBA Five Star Shares, less the liabilities allocable to AFBA Five Star Shares by the number of outstanding AFBA Five Star Shares in the Fund.

  The net asset value per share of each Fund will fluctuate as the value of the respective Fund's investment portfolio changes.

  Generally, the investments of each of the Funds are valued at market value or, in the absence of market value, at fair value as determined by or under the direction of the Company's Board of Directors.

  The net asset value per share is determined as of the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the NYSE on each weekday with the exception of those holidays on which the Federal Reserve Bank of Cleveland, AFBSI, the Funds' Adviser, Transfer Agent, Custodian or the NYSE is closed, which currently include New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day (observed).

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  Shareholders receive dividends and net capital gain distributions. Dividends, which are derived from a Fund's net investment income, are declared and paid quarterly with respect to the Value Equity Fund and are declared daily and paid monthly with respect to the Intermediate Fixed Income Fund. A Fund realizes capital gains whenever it sells securities for a higher price that it paid for them.

  Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. Dividends and distributions will be automatically reinvested in additional AFBA Five Star Shares of the Fund in which the dividend was declared. Please call Shareholder Services at 800-782-4797 if you wish to receive dividends and distributions in cash.

--------------------------------------------------------------------------------
                                TAX INFORMATION
--------------------------------------------------------------------------------

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

  Distributions paid out of a Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

  Dividends paid by the Value Equity Fund will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by the Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal alternative minimum and environmental tax purposes. The dividends received deduction is not available for capital gain dividends.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

  An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

  A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption, or transfer.

  Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

--------------------------------------------------------------------------------
                            STATEMENTS AND REPORTS
--------------------------------------------------------------------------------

  Each Fund will provide quarterly statements of account which will detail all purchases, exchanges, redemptions and distributions affecting a shareholder's investment.

  Each Fund will send you a confirmation statement after every transaction that affects your account balance.

  Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the Internal Revenue Service.

  Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders.

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE COMPANY AND ITS SHARES
--------------------------------------------------------------------------------

  The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Company's Charter authorizes the Board of Directors to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of shares in each of two classes of shares (AFBA Five Star Shares and Institutional Shares) in the Value Equity Fund and Intermediate Fixed Income Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other portfolios of the Company. Information regarding Institutional Shares of the Funds and other portfolios offered by the Company may be obtained by calling the Company at 800-551-2145.

  AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds are described in this Prospectus. These Funds also offer Institutional Shares which are sold to (i) customers having qualified accounts with the trust or banking department of Mercantile-Safe Deposit and Trust Company and its affiliates and correspondent banks or with affiliates of the transfer agent for Institutional Shares, State Street Bank and Trust Company, and (ii) individual investors who purchase them directly from the Company without maintaining qualified accounts with such banks. Shares of each class in a Fund bear their pro rata portion of all operating expenses incurred by the Fund, except certain miscellaneous "class expenses" (i.e., transfer agency fees, printing and registration fees). In addition, AFBA Five Star Shares bear the expense of all payments under the Company's Service Plan discussed below. Differences in the expenses paid by the respective classes will affect their performance.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shares of all of the Company's portfolios vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the 1940 Act or other applicable law.

  As of July 24, 1996, the Adviser held of record, in a fiduciary or other representative capacity for beneficial owners, substantially all of the shares of the Company. The Adviser does not, however, have any economic interest in such shares which are held solely for the benefit of its customers. The Adviser may be deemed to be a controlling person of the Company within the meaning of the 1940 Act by reason of its record ownership of such shares.


SHAREHOLDER SERVICING ARRANGEMENTS

  Pursuant to a Service Plan adopted by the Board of Directors of the Company, the Company has entered into an agreement (the "Servicing Agreement") with AFBSI concerning the provision of administrative shareholder support services to holders of AFBA Five Star Shares of the Funds. These services may include support services such as assisting investors in opening investment accounts; aggregating and processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to Fund Shares beneficially owned by customers or the information necessary for subaccounting. For its services, AFBSI will receive fees from a Fund at an annual rate of up to .25% of the average daily net asset value of the AFBA Five Star Shares of the Fund. AFBSI may appoint one or more agents in the performance of its obligations under the Servicing Agreement.

--------------------------------------------------------------------------------
                                FUND MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

  The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The SAI contains the name of each Director and other background information.


INVESTMENT ADVISER

  Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser.

  Mercantile is the lead bank of the Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile has acted as investment adviser to the Funds since their commencement of operations. In addition, Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts since 1864. As of June 30, 1996, Mercantile had approximately $26 billion in assets under active management. Mercantile's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

  As investment adviser, Mercantile manages the Funds' portfolios and is responsible for all purchases and sales of portfolio securities. A Fund's portfolio manager is primarily responsible for the day-to-day management of a Fund's investment portfolio.

  Brian B. Topping has been sole portfolio manager of the Value Equity Fund since April 1996 and had co-managed the Fund since December 1995. Mr. Topping, Vice Chairman of the Board and Chief Investment Officer of Mercantile, has managed endowment, employee benefit and foundation portfolios since joining Mercantile in 1976.

  Mark G. McGlone, Vice-President of Mercantile, has managed the Intermediate Fixed Income Fund since June 1992. During the past sixteen years Mr. McGlone has managed institutional fixed income portfolios at Mercantile, including pension plans, endowment funds and self-insurance funds.


ADMINISTRATOR

  Mercantile also serves as the Funds' administrator. In this capacity, Mercantile generally assists in all aspects of the Funds' operation and administration, including maintaining the Funds' offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.


DISTRIBUTOR

  Shares of each Fund are sold on a continuous basis without a sales load by the Company's Distributor, BISYS Fund Services. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


TRANSFER AGENT & FUND ACCOUNTANT

  BISYS Fund Services Ohio Inc., ("BISYS Ohio") serves as the transfer agent and dividend disbursing agent for the AFBA Five Star Shares of the Funds. This means that its job is to maintain the account records of all holders of record of AFBA Five Star Shares of the Funds, as well as to distribute any dividends or distributions declared by the Funds with respect to AFBA Five Star Shares. BISYS Ohio also provides full fund accounting services including the computation of each Fund's net asset value, net income and realized capital gains.

  BISYS Ohio's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


CUSTODIAN

  The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the Custodian of the Funds' assets and provides associated support services, including the maintenance of the portfolio securities of each Fund and the collection of all income and other payments received by each Fund.


EXPENSES

  In order to support the services described above as well as other matters essential to the operation of the Funds, the Funds incur certain expenses. Expenses are paid out of a Fund's assets, and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

  In its capacity as investment adviser, Mercantile is entitled to advisory fees that are computed daily and paid monthly at the annual rate of .60% of the average daily net assets of the Value Equity Fund and .35% of the average daily net assets of the Intermediate Fixed Income Fund. For the fiscal year ended May 31, 1996, Mercantile received advisory fees, after fee waivers, at the effective annual rates of .44% of the average daily net assets of the Value Equity Fund and .25% of the average daily net assets of the Intermediate Fixed Income Fund.

  In its capacity as administrator, Mercantile is entitled to administration fees that are computed daily and paid monthly at the annual rate of .125% of the average daily net assets of each Fund.

  The Funds also bear other operating expenses which are described in more detail in the SAI.


FEE WAIVERS

  Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers, as well as by certain mandatory expense limitations imposed by state securities regulators. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.

--------------------------------------------------------------------------------
                             PERFORMANCE REPORTING
--------------------------------------------------------------------------------

    Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. The performance of AFBA Five Star Shares of a Fund is calculated separately from the performance of the Fund's Institutional shares.

 . Aggregate total return reflects the total percentage change in the value of an investment in a Fund over a specified measuring period.

 . Average annual total return represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

    Both methods of calculating total return assume that you have reinvested dividends and distributions made by a Fund during the period in Fund shares.

 . Yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It is calculated by dividing the Fund's net investment income for a 30-day period by theproduct of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in net asset value.

    Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Company or such Fund or (b) 67% or more of the outstanding shares of the Company or such Fund if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS OR THEIR DISTRIBUTOR.

SERVICE PROVIDERS:

 Management and support services are provided to M.S.D. & T. Funds, Inc. by several organizations. A complete discussion of service providers and their respective fees is provided in this Prospectus.

INVESTMENT ADVISER AND ADMINISTRATOR:

[LOGO OF MERCANTILE-SAFE DEPOSIT & TRUST COMPANY APPEARS HERE]
Baltimore, Maryland

CUSTODIAN:

The Fifth Third Bank
Cincinnati, Ohio

TRANSFER AGENT:

BISYS Fund Services Ohio, Inc.
Columbus, Ohio

DISTRIBUTOR:

BISYS Fund Services
Columbus, Ohio

In considering this investment please read this Prospectus carefully.

AFBA INDUSTRIAL BANK IS A WHOLLY-OWNED SUBSIDIARY OF ARMED FORCES BENEFIT SERVICES, INC. AND IS NOT AFFILIATED WITH AEGON USA, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, BISYS FUND SERVICES, THE FIFTH THIRD BANK OR STATE STREET BANK AND TRUST COMPANY.



[LOGO OF AFBA FIVE STAR SHARES(SM) APPEARS HERE]

      M.S.D.&T. Funds, Inc.


-------------------
    PROSPECTUS
-------------------

 . Value Equity Fund
 . Intermediate Fixed Income Fund



September 30, 1996

                            M.S.D. & T. FUNDS, INC.


                      Statement of Additional Information

                                    for the

                            Prime Money Market Fund
                         Government Money Market Fund
                         Tax-Exempt Money Market Fund
                     Tax-Exempt Money Market Fund (Trust)

                                      and

                          Institutional Shares of the
                               Value Equity Fund
                           International Equity Fund
                        Intermediate Fixed Income Fund
                         Maryland Tax-Exempt Bond Fund

                              September 30, 1996

                               TABLE OF CONTENTS
                               -----------------
                                                                       Page
                                                                      ------
Investment Objectives and Policies...................................    3
Fundamental Limitations..............................................   23
Additional Purchase and Redemption Information.......................   26
Net Asset Value......................................................   27
Additional Information Concerning Taxes..............................   29
Management of the Company............................................   34
Independent Accountants..............................................   43
Counsel..............................................................   43
Additional Information Concerning Shares.............................   43
Additional Performance Information...................................   46
Miscellaneous........................................................   55
Financial Statements.................................................   56
Appendix.............................................................  A-1

          This Statement of Additional Information is meant to be read in conjunction with M.S.D. & T. Funds, Inc.'s Prospectuses dated September 30,
1996 for the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund, for the Tax-Exempt Money Market Fund (Trust), and for Institutional Shares of the Value Equity Fund, International Equity Fund, Intermediate Fixed Income Fund and Maryland Tax-Exempt Bond Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-551-2145 or by writing M.S.D. & T. Funds, Inc., c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219-3035. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal. While the Prime Money Market, Government Money Market, Tax-Exempt Money Market and Tax-Exempt Money Market (Trust) Funds will attempt to maintain their net asset value at $1.00 a share, there can be no assurance that the Funds will be able to do so on a continuous basis. In addition, the dividends paid by a Fund will go up and down. Mercantile-Safe Deposit and Trust Company serves as investment adviser and administrator to the Funds, is paid fees for its services, and is not affiliated with BISYS Fund Services, the Funds' distributor.

                            M.S.D. & T FUNDS, INC.
                            ---------------------

          M.S.D. & T. Funds, Inc. (the "Company") is a Maryland corporation which commenced operations on July 21, 1989 as a no-load, open-end, professionally managed investment company. The Company currently offers shares in four short-term money market portfolios (the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund and Tax-Exempt Money Market Fund (Trust), also referred to herein as the "Money Market Funds"); two equity portfolios (the Value Equity Fund or the "Equity Fund" and the International Equity Fund or the "International Fund"); and two bond portfolios (the Intermediate Fixed Income Fund or the "Fixed Income Fund" and the Maryland Tax-Exempt Bond Fund or the "Maryland Fund"). These portfolios may also be referred to herein individually as a "Fund" and collectively as the "Funds." The Equity Fund, International Fund, Fixed Income Fund and Maryland Fund may at times be referred to herein as the "Non-Money Market Funds." This Statement of Additional Information relates to shares of the Money Market Funds and to Institutional Shares of the Non-Money Market Funds. The Equity Fund and Fixed Income Fund also offer a second class of shares known as AFBA Five Star Shares.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

          The investment objective of each Fund is described in the Prospectus for that Fund. The following information supplements the description of the Funds' investment objectives and policies as set forth in the Prospectuses.

Portfolio Transactions and Turnover
-----------------------------------

          Subject to the general supervision and approval of the Company's Board of Directors, Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund other than the International Fund. CastleInternational Asset Management Limited ("CastleInternational" or the "Sub-Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Fund in accordance with the investment policies and requirements established by the Adviser.

          Portfolio securities for the Money Market Funds are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions. No brokerage commissions were paid with respect to the Money Market Funds during the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. During the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996, brokerage commissions of $91,097, $99,041 and $131,775, respectively, were paid by the Equity Fund and brokerage commissions of $218,123, $183,242 and $205,568, respectively, were paid by the International Fund. During such periods no brokerage commissions were paid to any affiliated person of the Fund.


          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser (or Sub-Adviser in the case of the International Fund), where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

          Securities purchased and sold by the Fixed Income and Maryland Funds are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. No brokerage commissions were paid with respect to the Fixed Income Fund or Maryland Fund during the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.


          The Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust) (the "Tax-Exempt Money Market Funds"), Equity Fund, International Fund, Fixed Income Fund and Maryland Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser (or Sub-Adviser in the case of the International Fund), in its sole discretion, believes such practice to be otherwise in the Fund's interests.

          In making portfolio investments, the Adviser (or Sub-Adviser in the case of the International Fund) seeks to obtain the best net price and the most favorable execution of orders. The Adviser (or Sub-Adviser) may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Adviser (or Sub-Adviser). The Adviser (or Sub-Adviser) is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser (or Sub-Adviser) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Sub-Adviser's) overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser (or Sub-Adviser in the case of the International Fund) and does not reduce the advisory fees payable by the Funds or the sub-advisory fees payable by the Adviser. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          With respect to the Money Market Funds, the Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Funds prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if it believes that the Funds' anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged, and may in the future charge, a higher price for commercial paper where they undertake to repurchase it prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Funds on the commercial paper. The Adviser may pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Funds' liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser (or Sub-Adviser in the case of the International Fund). Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser) believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser (or Sub-Adviser) may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

          The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, Sub-Adviser, BISYS Fund Services ("BISYS") or any affiliated person (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any of them, except to the extent permitted by the 1940 Act or the Securities and Exchange Commission (the "SEC"). Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

          The Funds may from time to time purchase securities issued by the Company's regular broker/dealers. At the close of the Company's most recent fiscal year, no such securities were held.

          The ratings assigned by each unaffiliated nationally recognized statistical rating agency (each a "Rating Agency") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser (or Sub-Adviser in the case of the International Fund), when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

          The Money Market Funds do not intend to seek profits through short-term trading. The Money Market Funds' annual portfolio turnover rates will be relatively high but portfolio turnover is not expected to have a material effect on their net income. The Money Market Funds' portfolio turnover rates are expected to be zero for regulatory reporting purposes.

          Under certain market conditions, the Non-Money Market Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund involved and ultimately by its shareholders.

          Portfolio turnover rates for the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Non-Money Market Funds, and each of those Funds may engage in short-term trading to achieve its investment objective.

Additional Information on Investment Policies
---------------------------------------------

          Government Obligations
          ----------------------

          Examples of the types of U.S. Government obligations that may be acquired by each Fund (except the International Fund) include, in addition to U.S. Treasury bonds, notes, and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation.

          Certain U.S. Government obligations held by the Money Market Funds may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

          Variable and Floating Rate Instruments
          --------------------------------------

          With respect to the variable and floating rate instruments described in the Prospectuses for each Fund, the Adviser (or Sub-Adviser in the case of the International Fund) will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

          Variable and floating rate demand instruments acquired by the Tax-Exempt Money Market and Maryland Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund involved. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

          Bank Obligations
          ----------------

          With respect to the investment policies of each Fund (other than the Government Money Market Fund) relating to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Funds' investments in the obligations of foreign banks and foreign branches of U.S. banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. banks. The Funds will acquire securities issued by foreign banks and foreign branches of U.S. banks only when the Adviser believes that the risks associated with such instruments are minimal.

          Municipal Obligations
          ---------------------

          Municipal obligations which may be acquired by the Prime Money Market, Tax-Exempt Money Market, Fixed Income, and Maryland Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations consist of "general obligation" and "revenue" issues. The Funds may also hold "moral obligation" issues, which are typically issued by special purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

          Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments provided that, in the case of the Prime Money Market and Tax-Exempt Money Market Funds, they have remaining maturities of 397 days or less at the time of purchase.

          Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. The Tax-Exempt Money Market Funds will not invest in such bonds where the payment of principal and interest are the responsibility of a company (including predecessors) with less than three years of continuous operation.

          The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer" as that term is used in the Prospectuses and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

          An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under Federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes"). Moreover, with respect to Maryland municipal obligations, the Maryland Fund cannot predict which legislation, if any, may be proposed in the Maryland legislature concerning the Maryland income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Maryland municipal obligations specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Company would reevaluate the investment objectives and policies of such Funds.

          Stand-By Commitments
          --------------------

          The Tax-Exempt Money Market, Fixed Income, and Maryland Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

          The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the particular Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Funds intend to enter into stand-by commitments only with banks, brokers or dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information. Each Fund's reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

          The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          Convertible Securities
          ----------------------

          Convertible securities which may be purchased by the Equity and International Funds entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities, the Adviser (or the Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

          Asset-Backed Securities
          -----------------------

          Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

          The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          Mortgage-Related Securities
          ---------------------------

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that the Fixed Income Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

          Repurchase Agreements
          ---------------------

          As described in their Prospectuses, each Fund (other than the Tax-Exempt Money Market Funds) may enter into repurchase agreements. The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the

Funds' Custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Adviser (or Sub-Adviser in the case of the International Fund) will enter into repurchase agreements only with financial institutions it deems creditworthy, pursuant to guidelines established by the Board of Directors, and during the term of any repurchase agreement, the Adviser (or Sub-Adviser) will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          Reverse Repurchase Agreements
          -----------------------------

          Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash, high quality debt obligations or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

          When-Issued Purchases and Forward Commitments
          ---------------------------------------------

          As stated in their Prospectuses, each Fund (other than the Equity and International Funds) may purchase securities on a firm commitment or "when-issued" basis and each Fund (other than the Tax-Exempt Money Market (Trust), Equity and International Funds) may enter into a "forward commitment" to purchase or sell securities. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

          A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

          When a Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets, and fluctuations in the value of the underlying securities are not reflected in such Fund's net asset value as long as the commitment remains in effect.

          Other Investment Companies
          --------------------------

          In accordance with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (C) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

          Lending  Portfolio Securities
          -----------------------------

          When the Prime Money Market, Government Money Market, Equity, International, Fixed Income and Maryland Funds lend their securities, they continue to receive interest or dividends on the securities loaned and also earn income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. Loans will be made only to borrowers deemed by the Adviser (or Sub-Adviser in the case of the International Fund) to be of good standing and only when, in the Adviser's (or Sub-Adviser's) judgment, the income to be earned from the loans justifies the attendant risks. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.

          Foreign Currency Exchange Contracts
          -----------------------------------

          The Equity, International and Fixed Income Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund involved to establish a rate of exchange for a future point in time. The Equity, International and Fixed Income Funds may enter into forward foreign currency exchange contracts when deemed advisable by the Adviser (or Sub-Adviser in the case of the International Fund) under two circumstances.

          First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as "transaction hedging".

          Second, when the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. This is sometimes referred to as "positing hedging". The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

          None of the Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          A Fund's custodian will place in a separate account cash or liquid securities in an amount equal to the value of such Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

          At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the Federal tax treatment of forward contracts, see "Additional Information Concerning Taxes -Value Equity, International and Intermediate Fixed Income Funds."

          Foreign Currency Put and Call Options
          -------------------------------------

          The International Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the International Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. In conjunction with the purchase of a put option, the Fund may write a call option, which gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.

          Futures Contracts
          -----------------

          The International Fund may invest in futures contracts (interest rate, foreign currency and other types of financial futures contracts). Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the International Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the International Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the International Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the International Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the International Fund's ability to effectively hedge.

          Successful use of futures by the International Fund is also subject to the Sub-Adviser's ability to correctly predict movements in the direction of the market. For example, if the International Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the International Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The International Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by the International Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Rights and Warrants
          -------------------

          The International Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

FUNDAMENTAL LIMITATIONS
-----------------------



Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous").


          No Fund may:

          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or, with respect to each Fund other than the International Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (i) up to 25% of the value of the total assets of each Fund other than the Maryland Fund may be invested without regard to these limitations, and (ii) up to 50% of the value of the Maryland Fund's total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Fund's total assets are invested in the securities of any one issuer. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

          2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; (ii) with respect to the Money Market Funds only, obligations issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by any such obligations;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (C) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

          3. Borrow money or, with respect to the Non-Money Market Funds, issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Fund) of the value of its total assets at the time of such borrowing. A Fund (other than the Tax-Exempt Money Market Funds) will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. The Tax-Exempt Money Market Funds will not purchase portfolio securities while any borrowings (including reverse repurchase agreements and borrowings from banks) are outstanding. Securities held by a Non-Money Market Fund in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate, the Tax-Exempt Money Market, Fixed Income, and Maryland Funds may invest in municipal obligations secured by real estate or interests therein, the Equity, International, Fixed Income and Maryland Funds may purchase securities which are secured by real estate or interests therein, and the Fixed Income Fund may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities.

          5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting.

          6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Tax-Exempt Money Market, Fixed Income and Maryland Funds may purchase put options on municipal obligations; the Equity, International, Fixed Income and Maryland Funds may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts; and the International and Maryland Funds may write call and put options and purchase put and call options.

          7. Purchase securities of companies for the purpose of exercising control.

          8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to the Equity, International, Fixed Income and Maryland Funds' transactions in options, futures contracts and related options, if any, and (b) the Equity, International, Fixed Income and Maryland Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and the Equity, International, Fixed Income and Maryland Funds may enter into futures contracts and related options.

          10. Make loans, except that (i) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (ii) the Prime Money Market, Government Money Market, Equity, International, Fixed Income and Maryland Funds may enter into repurchase agreements with respect to portfolio securities; (iii) each Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund's permitted investments and is equal at all times to at least 100% of the value of the securities loaned; and (iv) the Maryland Fund may invest in privately arranged loans in accordance with its investment objective and policies.

          In addition, no Money Market Fund may:
          --------------------------------------

          11. Knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons.

          12. Issue senior securities, except that, subject to the percentage limitations set Forth in Investment Limitation No. 3 above, each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes and pledge assets in connection with any such borrowing.

          As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market Fund, intends to subject its entire investment portfolio, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, the Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating Agencies or are determined by the Adviser to be of comparable quality. The Fund may not hold more than one such investment at any one time.

          Although the foregoing investment limitations would permit the Equity, International, Fixed Income and Maryland Funds to invest in options, futures contracts and related options, as specified above, the Equity, Fixed Income and Maryland Funds do not currently intend to engage in such transactions. Prior to engaging in such transactions, such Funds would add appropriate disclosure concerning the Funds' investment in such instruments to the relevant Prospectuses and this Statement of Additional Information.

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
          ----------------------------------------------

          Information on how to purchase and redeem a Fund's shares is included in the Funds' Prospectuses. Shares of each Fund are sold on a continuous basis by BISYS, which has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of such shares.

          If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectuses, the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

NET ASSET VALUE
---------------

All Funds

          The net asset value per share of a particular class of shares of a Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such class of shares, less the liabilities allocable to such class of shares, by the number of outstanding shares of such class. Because Institutional Shares do not bear the separate shareholder servicing and other operating expenses that may be paid in differing amounts with respect to AFBA Five Star Shares and described in the prospectus relating to such shares, the net asset value of the Equity Fund's Institutional Shares will generally be higher than that of its AFBA Five Star Shares. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or class of shares thereof are conclusive.

Money Market Funds - Use of Amortized Cost Method
-------------------------------------------------

          The Company uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities, pursuant to which an instrument is initially valued at cost and thereafter assumes a constant amortization of any discount or premium until maturity of the instrument, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

          In connection with its use of amortized cost valuation, the Company limits the dollar-weighted average maturity of each Money Market Fund's portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 397 days (with certain exceptions). The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Non-Money Market Funds
----------------------

          As stated in their Prospectuses, the Equity and International Funds' investments shall be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market.

          As stated in their Prospectuses, the Fixed Income and Maryland Funds' investments shall be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

          For each Non-Money Market Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Directors determines that this does not constitute fair value.


ADDITIONAL INFORMATION CONCERNING TAXES
---------------------------------------

          The following summarizes certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), and Maryland Tax-Exempt Bond Fund

          For purposes of this discussion regarding additional information concerning taxes, the Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), and Maryland Tax-Exempt Bond Fund may be collectively referred to as the "Tax-Exempt Funds."

          As described above and in their Prospectuses, the Tax-Exempt Money Market Funds are designed to provide investors with current income exempt from regular Federal income tax, and the Maryland Fund is designed to provide investors with income exempt from regular Federal income tax and Maryland state and local income tax. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. The Tax-Exempt Money Market Funds are not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations. After the close of the taxable year, each Tax-Exempt Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund generally is not deductible for Federal income tax purposes. If a shareholder holds shares of a Tax-Exempt Fund for six months or less, any loss on the sale of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Income itself exempt from Federal income taxation will be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to Federal income taxation.

          Each Tax-Exempt Fund intends to distribute to shareholders any taxable income earned by it, which will be taxable to shareholders as ordinary income (whether paid in cash or additional shares).

Value Equity, International and Intermediate Fixed Income Funds
---------------------------------------------------------------

          With respect to the Value Equity, International and Intermediate Fixed Income Funds, some investments may be subject to special rules which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not subject to the mark-to-market rules under the Code. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules.

          With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the Fund and which are not part of a straddle ("Capital Asset Election"). The Treasury Department has issued regulations under which certain transactions with respect to which a Fund has not made the Capital Asset Election and that are part of a "section 988 hedging transaction" (as defined in the Code and Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar-denominated investments that the Funds may make (such as non-U.S. dollar-denominated debt securities and obligations and certain preferred stocks) and some of the foreign currency contracts the Fund may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          In addition, certain foreign currency contracts held by the Equity Fund, International Fund or Fixed Income Fund at the close of such Funds' taxable year will be treated for Federal income tax purposes as sold for their full market value on the last business day of such year, a process known as "mark-to-market." If a Fund makes the Capital Asset Election with respect to such contracts, 40% of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the contract (the "40-60 rule"). Otherwise, such gain or loss will be ordinary in nature. The amount of any gain or loss actually realized by the Fund in a subsequent sale or other disposition of those contracts will be adjusted to reflect any gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Forward foreign currency contracts may also result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

All Funds
---------

          Net realized long-term capital gains, if any, will be distributed to shareholders at least annually. (Generally, however, the Money Market Funds do not expect to realize long-term capital gains.) The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Company's taxable year. Shareholders should note that, upon the sale of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

          Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate entity under the Code. During the most recent taxable year, each Fund qualified as a "regulated investment company." Although each Fund expects to qualify as a regulated investment company in subsequent years and to be relieved of all or substantially all Federal income taxes, and in the case of the Maryland Fund, Maryland state and local income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under Federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          If for any taxable year a Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (whether or not derived from interest on municipal obligations in the case of the Tax-Exempt Funds) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction allowed to corporations under the Code.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


MANAGEMENT OF THE COMPANY
-------------------------

Directors and Officers
----------------------

          The Directors and officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                   Principal Occupations
                                Position with      During Past 5 Years
Name and Address                 the Company       and Other Affiliations
----------------                -------------      ----------------------

LESLIE B. DISHAROON*         Chairman of the       Retired; Director, Baltimore
2 Chittenden Lane            Board and President   Gas & Electric Company;
Owings Mills, MD 21117                             Director, Travelers Inc.
Age:  64                                           (diversified financial
                                                   services);  Director, GRC
                                                   International, Inc.
                                                   (technology based services
                                                   and products); Director,
                                                   Aegon USA, Inc. (holding
                                                   company-insurance).



DECATUR H. MILLER*           Director and          Retired; Partner and former
36 South Charles Street      Treasurer             Chairman of the law firm of
Suite 1100                                         Piper & Marbury, Baltimore,
Baltimore, MD 21201                                Maryland until 1995.
Age:  64




JOHN  R. MURPHY                  Director          President and Chief Executive
1145 17/th/ Street, N.W.                           Officer, National Geographic
Washington, D.C.  20036                            Society; Chairman, The
Age:  62                                           Baltimore Sun, 1989-1992,
                                                   and Publisher prior thereto;
                                                   Director, Monarch Avalon
                                                   Inc.(games, graphic arts,
                                                   envelope manufacturing)
                                                   until 1994.




                                                   Principal Occupations
                                Position with      During Past 5 Years
Name and Address                 the Company       and Other Affiliations
----------------                -------------      ----------------------

GEORGE R. PACKARD, III          Director           Visiting President,
The Johns Hopkins University                          International University of Japan, 1994
1619 Massachusetts                                    to date; Former Dean, School of
  Avenue, N.W.                                     Advanced International Studies at The
Washington, DC 20036                               Johns Hopkins University; Director,
Age:  64                                           Amdahl Corporation (computer
                                                   equipment); Director, Offitbank
                                                   (private bank); Director, GRC
                                                   International, Inc. (technology based
                                                   services and products).





J. STEVENSON PECK               Director           Retired; Director, Crown
Signet Bank/Maryland                                  Central Petroleum Corporation until
7 St. Paul Street                                     1993.
P.O. Box 1077
Baltimore, MD 21203
Age:  73







W. BRUCE McCONNEL, III          Secretary          Partner of the law firm of
PNB Building                                          Drinker Biddle & Reath, Philadelphia,
1345 Chestnut Street                                  Pennsylvania.
Philadelphia, PA 19107-3496
Age:  53

___________________
* Messrs. Disharoon and Miller are considered by the Company to be "interested persons" of the Company as defined in the Investment Company Act of 1940.
                           _________________________

          Each Director receives an annual fee of $3,500 plus $1,625 for each Board meeting attended and reimbursement of expenses incurred as a Director. For the fiscal year ended May 31, 1996, the Company paid or accrued for the account of its directors as a group, for services in all capacities, a total of $54,875. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

         The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors and committees thereof for the fiscal year ended May 31, 1996:

=======================================================================================
                                                                           TOTAL
                                                     PENSION OF         COMPENSATION
                                                     RETIREMENT           FROM THE
                                  AGGREGATE           BENEFITS           COMPANY AND
                                 COMPENSATION      ACCRUED AS PART       FUND COMPLEX *
                                   FROM THE          OF COMPANY            PAID TO
NAME OF PERSON/POSITION            COMPANY            EXPENSES            DIRECTORS
---------------------------------------------------------------------------------------

 Leslie B. Disharoon               $11,625           N/A                   $11,625
Chairman of the Board of
Directors and President
---------------------------------------------------------------------------------------
Decatur  H. Miller                 $10,000           N/A                   $10,000
Director and Treasurer
---------------------------------------------------------------------------------------
 John R. Murphy                    $10,000           N/A                   $10,000
Director
---------------------------------------------------------------------------------------
George R. Packard, III             $11,625           N/A                   $11,625
Director
---------------------------------------------------------------------------------------
J. Stevenson Peck                  $11,625           N/A                   $11,625
Director
=======================================================================================


*    The "Fund Complex" consists solely of the Company.

     Advisory and Sub-Advisory Services
     ----------------------------------

          Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") serves as investment adviser to the Funds pursuant to five Advisory Agreements, one with respect to the Tax-Exempt Money Market Fund (Trust) dated July 21, 1989, one with respect to the other Money Market Funds dated July 21, 1989, one with respect to the Equity and Fixed Income Funds dated November 13, 1990, one with respect to the Maryland Fund dated February 3, 1992 and one with respect to the International Fund dated June 29, 1993. CastleInternational Asset Management Limited (the "Sub-Adviser" or "CastleInternational") provides sub-advisory services with respect to the International Fund pursuant to a Sub-Advisory Agreement dated March 19, 1996. Each of the Adviser and Sub-Adviser has agreed to pay all expenses incurred by it in connection with its activities. For advisory services provided by it, the Adviser is entitled to receive a fee from the Prime Money Market, Government Money Market, Tax-Exempt Money Market, Equity, International, Fixed Income and Maryland Funds, computed daily and payable monthly, based on the average net assets of each of those Funds. For sub-advisory services provided by it, the Sub-Adviser is entitled to receive a fee from the Adviser based on the International Fund's average daily net assets. (See "Management of the Company -- Expenses" or "Management of the Company--Investment Adviser and Administrator" in the Prospectuses relating to those Funds for the fee schedule.) The Adviser does not receive a fee for advisory services provided with respect to the Tax-Exempt Money Market Fund (Trust).

          For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid advisory fees, net of waivers, of $861,899, $835,935 and $765,913, respectively, with respect to the Prime Money Market Fund; $685,707, $640,607 and $571,387 , respectively, with respect to the Government Money Market Fund; and $155,912, $176,537 and $169,139 , respectively, with respect to the Tax-Exempt Money Market Fund; and the Adviser voluntarily waived fees of $35,912, $34,831 and $191,478 , respectively, with respect to the Prime Money Market Fund; $59,627, $55,705 and $142,847 , respectively, with respect to the Government Money Market Fund; and $13,558, $15,351 and $42,285 , respectively, with respect to the Tax-Exempt Money Market Fund. In addition, for the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid advisory fees, net of waivers, of $441,361, $341,466 and $203,838 , respectively, with respect to the Equity Fund and the Adviser voluntarily waived fees of $159,038, $125,433 and $97,606 , respectively. For the fiscal years ended May 31, 1996 and May 31, 1995 and for the period July 2, 1993 (commencement of operations) to May 31, 1994, the Company paid advisory fees, net of waivers, of $535,892, $454,894 and $184,928, respectively, with respect to the International Fund and the Adviser voluntarily waived fees of $49,092, $36,622 and $42,014, respectively. For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid advisory fees, net of waivers, of $108,093, $103,066 and $83,966 , respectively, with respect to the Fixed Income Fund, and the Adviser voluntarily waived fees of $43,278, $40,103 and $33,587 , respectively. For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994 , the Company paid advisory fees, net of waivers, of $17,211, $33,254 and $50,494 , respectively, with respect to the Maryland Fund and the Adviser voluntarily waived fees of $40,159, $49,927 and $50,494 , respectively, with respect to the Maryland Fund. For the fiscal years ended May 31, 1996 and May 31, 1995 and for the period July 2, 1993 (commencement of operations) through May 31, 1994, the Adviser paid the Sub-Adviser (including the predecessor sub-adviser for periods prior to March 19, 1996) sub-advisory fees, net of waivers, of $312,682, $235,012 and $107,998, respectively, and the Sub-Adviser (including the predecessor sub-adviser for periods prior to March 19, 1996) waived sub-advisory fees of $16,372, $15,337 and $19,657, respectively.

          Under the Advisory Agreements, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreements, and the Company has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreements.

          Unless sooner terminated, the Advisory and Sub-Advisory Agreements will continue in effect through July 20, 1997. Each Advisory or Sub-Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Company's Board of Directors or by the affirmative vote of a majority of the outstanding shares of each Fund, provided that in either event such Agreement's continuance also is approved by a majority of the Company's Directors who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory or Sub-Advisory Agreement may be terminated by the Company or the Adviser (or the Sub-Adviser in the case of the Sub-Advisory Agreement) on 60 days written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreements, the Company would be required, at the request of the Adviser, to change its name to a name not including "M.S.D. & T." or "Mercantile-Safe Deposit and Trust Company."

Administrator
-------------

          Mercantile serves as the Company's administrator pursuant to an Administration Agreement dated as of May 28, 1993 (the "Administration Agreement"). Mercantile has agreed to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical and certain other services required by the Company, and to assist in updating the Company's Registration Statement for filing with the SEC.

          The Administration Agreement provides that Mercantile shall not be liable for acts or omissions which do not constitute willful misfeasance, bad faith or gross negligence on the part of Mercantile, or reckless disregard by Mercantile of its duties under the Administration Agreement.

Custodians and Transfer Agent
-----------------------------

          The Fifth Third Bank ("Fifth Third") serves as custodian of the Money Market, Equity , Fixed Income and Maryland Funds' assets and State Street Bank and Trust Company ("State Street") serves as custodian of the International Fund's assets pursuant to separate Custody Agreements, under which each custodian has agreed, among other things, to (i) maintain a separate account in the name of each Fund, (ii) hold and disburse portfolio securities on account of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments and (iv) make periodic reports to the Company concerning each Fund's operations. Each custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct any bank or trust company serving as sub-custodian.

          State Street also serves as transfer agent and dividend disbursing agent for shares of the Money Market Funds and for Institutional Shares of the Non-Money Market Funds (as used in this paragraph, collectively "shares"). Under its Transfer Agency Agreement, State Street has agreed, among other things, to
(i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, a dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

Distributor and Fund Accountant
-------------------------------

          Shares of the Funds are distributed continuously and without a sales load by BISYS (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares. No compensation is payable by the Funds to the Distributor for distribution services provided.



Unless otherwise terminated, the Distribution  Agreement will remain in effect
until July 20,   1997, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Company's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such
approval.  The Distribution   Agreement will terminate in the event of  its
assignment, as defined in the 1940 Act.

          BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of the Distributor, provides full fund accounting services for the Company, including the computation of each Fund's net asset value, net income and realized capital gains, if any. BISYS Ohio also serves as transfer agent and dividend disbursing agent for AFBA Five Star Shares of the Value Equity and Intermediate Fixed Income Funds.

Compensation of Administrator, Custodians, Transfer Agent and Fund Accountant
-----------------------------------------------------------------------------

          Mercantile, the custodians and BISYS Ohio are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. As compensation for transfer agency services provided, State Street is entitled to receive an annual fee based on the number of Funds of the Company, plus a transaction charge for certain transactions and out-of-pocket expenses, and additional fees as compensation for sub-accounting services provided. Different transfer agency fees are payable with respect to the Institutional and AFBA Five Star Shares.

          For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid fees, net of waivers, of $885,838, $826,819 and $777,877, respectively, to Mercantile for administrative services provided to the Funds; during such periods Mercantile voluntarily waived fees of $370,441, $371,322 and $412,030, respectively.

Banking Laws
------------

          The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Advisory and Administration Agreements and as contemplated by the Prospectuses and this Statement of Additional Information, and the Sub-Adviser believe, with respect to its activities as required by the Sub-Advisory Agreement and as contemplated by the Prospectus for the International Fund and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser or Sub-Adviser, as the case may be, may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and Sub-Adviser and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser and Sub-Adviser from continuing to perform such services for the Funds. If the Adviser or Sub-Adviser were prohibited from continuing to perform advisory/administration and sub-advisory services for the Funds, it is expected that the Board of Directors would recommend that the Funds affected enter into new agreements or would consider the possible termination of such Funds. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser, or an affiliate of the Adviser, would consider the possibility of offering to perform additional services for the Funds. Legislation modifying such restrictions has been introduced in past sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such an affiliate, might offer to provide such services.

Expenses
--------

          Except as noted below, the Adviser bears all expenses in connection with the performance of its advisory and administrative services and the Sub-Adviser bears all expenses in connection with the performance of its sub-advisory services. The Company bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums;

outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meeting; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

INDEPENDENT ACCOUNTANTS
-----------------------

          Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serve as independent accountants for the Company. The financial statements which are incorporated by reference into this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., whose report thereon is also incorporated by reference into this Statement of Additional Information, and have been incorporated by reference herein in reliance on the report of such accountants given upon their authority as experts in accounting and auditing.
COUNSEL
-------

          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serve as counsel to the Company and will pass upon certain legal matters on behalf of the Company.

ADDITIONAL INFORMATION CONCERNING SHARES
----------------------------------------

          The Company was incorporated in Maryland on March 7, 1989. The Company's Articles of Incorporation authorize the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company's Articles of Incorporation further authorize the Board of Directors to classify and reclassify any unissued shares into any number of additional classes of shares . Of these authorized shares, 700,000,000 shares are classified as Class A Common Stock representing shares of the Prime Money Market Fund, 700,000,000 shares are classified as Class B Common Stock representing shares of the Government Money Market Fund, 600,000,000 shares are classified as Class C Common Stock representing shares of the Tax-Exempt Money Market Fund, 600,000,000 shares are classified as Class D Common Stock representing shares of the Tax-Exempt Money Market Fund (Trust), 500,000,000 shares are classified as Class E Common Stock representing Institutional Shares of the Value Equity Fund and 500,000,000 shares are classified as Class E Common Stock -Special Series 1 representing AFBA Five Star Shares of the Value Equity Fund, 500,000,000 shares are classified as Class F Common Stock representing Institutional Shares of the Intermediate Fixed

Income Fund and 500,000,000 shares are classified as Class F Common Stock - Special Series 1 representing AFBA Five Star Shares of the Intermediate Fixed Income Fund, 400,000,000 shares are classified as Class G Common Stock representing Institutional Shares of the Maryland Tax-Exempt Bond Fund and 400,000,000 shares are classified as Class H Common Stock representing Institutional Shares of the International Equity Fund. The Company has also authorized the issuance of 400,000,000 shares of Class I Common Stock representing Institutional Shares of the International Bond Portfolio, which is described in a separate Prospectus and Statement of Additional Information. As of the date of this Statement of Additional Information, the International Bond Fund had not commenced operations. AFBA Five Star Shares differ from Institutional Shares in that AFBA Five Star Shares bear separate shareholder servicing fees payable under the servicing agreement described in the Prospectus relating to such shares and other operating expenses that may be paid in differing amounts with respect to such shares. As a result of the difference in expenses, the net yield of a Fund's Institutional Shares will generally be higher than that of its AFBA Five Star Shares.

          In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by portfolio or class on all matters, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio). The Company's Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors; the affirmative vote of a majority of the Company's outstanding shares is required to remove a director. Meetings of the Company's shareholders shall be called by the Board of Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          The Company's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (C) combine a Fund's assets with the assets belonging to one or more other Funds if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.

ADDITIONAL PERFORMANCE INFORMATION
----------------------------------

Money Market Funds
------------------

          The "yield" and "effective yield" of each Money Market Fund described in the Prospectuses relating to those Funds are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. For those shareholders who pay Banks a fee for automatic investment or other cash management services, the Funds' effective yields will be lower than for shareholders who do not. For the seven-day period ended May 31, 1996, the yield for each of the Money Market Funds' portfolios was as follows: Prime Money Market Fund, 4.92%; Government Money Market Fund, 4.94%; Tax-Exempt Money Market Fund, 3.09%; Tax-Exempt Money Market Fund (Trust), 3.35%. For the seven-day period ended May 31, 1995, the effective yield for each of the Money Market Funds' portfolios was as follows: Prime Money Market Fund, 5.04%; Government Money Market Fund, 5.06%; Tax-Exempt Money Market Fund, 3.14%; and Tax-Exempt Money Market Fund (Trust), 3.41%.

          In addition, the Tax-Exempt Money Market Funds may quote their standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of a Tax-Exempt Money Market Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax. For the seven-day period ended May 31, 1996, the tax-equivalent yields for the Tax-Exempt Money Market

Fund and the Tax-Exempt Money Market Fund (Trust) were 5.12% and 5.55%, respectively (assuming a Federal income tax rate of 39.6%).

          The "monthly yield" of each Money Market Fund described in the Prospectuses relating to those Funds is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/number of days in the month). The annualized effective monthly yield for each Fund is computed by compounding a particular Fund's unannualized monthly base period return (calculated as just described) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by the number of days in the month, and subtracting one from the result.

          The Money Market Funds may from time to time quote yields relating to time periods other than those described above and in the Prospectuses relating to the Money Market Funds. Such yields will be computed in a manner which is similar to those computations described.

          A Money Market Fund's quoted yield is not indicative of future yields and will depend upon factors such as portfolio maturity, its expenses and the types of instruments it holds.

Non-Money Market Funds
----------------------

          Yield Calculations. From time to time the Non-Money Market Funds may
          ------------------
quote their yields in advertisements, sales literature or in reports to shareholders. The yield for each class of shares of a Fund is calculated separately by dividing the net investment income per share (as described below) earned by a class during a 30-day period by its net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

               a-b
  Yield = 2 [(----- + 1)/6/ - 1]
               cd

     Where:    a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d =  net asset value per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Maryland Fund calculates interest earned on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          The Maryland Fund's "tax-equivalent" yield for a particular share class is computed by: (a) dividing the portion of the Fund's yield for a particular class that is exempt from both Federal and Maryland state income taxes by one minus a stated combined Federal and Maryland state income tax rate;
(b) dividing the portion of the Fund's yield for a particular class that is exempt from Federal income tax only by one minus a stated Federal income tax rate, and (C) adding the figures resulting from (a) and (b) above to that portion, if any, of such yield that is not exempt from Federal income tax.

          For the 30-day period ended May 31, 1996, the yield for Institutional Shares of the Equity Fund was 1.96%; for Institutional Shares of the Fixed Income Fund was 6.01%; and for Institutional Shares of the Maryland Fund was 4.94% and the tax equivalent yield was 8.18 %.

          Total Return Calculations. The Non-Money Market Funds compute their
          -------------------------
average annual total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                    ERV  /1/n/
             T = [(-----) - 1]
                     P

     Where:  T =  average annual total return.

           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P =  hypothetical initial payment of $1,000.

             n = period covered by the computation, expressed in terms of years.

          The Non-Money Market Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                    ERV
             T = [(-----) - 1]
                     P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Based on the foregoing calculations, the average annual total returns for Institutional Shares of the Equity Fund and Fixed Income Fund for the twelve months ended May 31, 1996 were 17.24% and 3.38%, respectively, for the five years ended May 31, 1996 were 11.18% and 6.16%; respectively, and for the period from the commencement of operations through May 31, 1996 were 12.02% and 6.09%, respectively. The average annual total returns for Institutional Shares of the Maryland Fund for the twelve months ended May 31, 1996 and for the period from the commencement of operations through May 31, 1996 were 2.84% and 5.42%, respectively. The average annual total returns for Institutional Shares of the International Fund for the twelve months ended May 31, 1996 and for the period from the commencement of operations through May 31, 1996 were 14.27% and 11.42%, respectively. The aggregate total returns for Institutional Shares of the Equity Fund and Fixed Income Fund for the one-year period ended May 31, 1996 were 17.24% and 3.38%, respectively, for the five-year period ended May 31, 1996 were 69.88% and 34.82%, respectively, and for the period from the commencement of operations to May 31, 1996 were 81.61% and 36.17%, respectively. The aggregate total return for Institutional Shares of the Maryland Fund for the one-year period ended May 31, 1996 was 2.84% and for the period from commencement of operations to May 31, 1996 was 23.47%. The aggregate total return for Institutional Shares of the International Fund for the one-year period ended May 31, 1996 was 14.27% and for the period from commencement of operations to May 31, 1996 was 37.07%.

          Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Hypothetical Performance Information
------------------------------------

          In addition to providing performance information that demonstrates the actual yield or return of a particular Fund over a particular period of time, the Tax-Exempt Money Market Funds or the Maryland Fund may provide certain other information demonstrating hypothetical yields or returns. For example, the table below illustrates the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.00% to 6.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Exempt Money Market Funds or the Maryland Fund, which may be higher or lower than those shown. A Fund's yield will fluctuate as market conditions change. For investors in a low tax bracket, investing in a tax-exempt investment may not be beneficial if a higher yield after taxes could be received from a taxable investment. Investors should be aware that tax brackets may change over time and they should consult their own tax adviser with specific reference to their own tax situation.

                    For the Tax-Exempt Money Market Funds:

------------------------------------------------------------------------------------------------

                                         Federal
                                         Marginal
   Taxable Income                        Tax                    Tax-Exempt Yields
                                         Rate        4.00%  4.50%  5.00%  5.50%  6.00%   6.50%

------------------------------------------------------------------------------------------------
 Single Return        Joint Return                          Equivalent Taxable Yields

$       0-$ 24,000  $      0-$ 40,100    15%        4.71%  5.29%  5.88%  6.47%  7.06%   7.65%
$  24,001-$ 58,150  $ 40,101-$ 96,900    28%        5.56%  6.25%  6.94%  7.64%  8.33%   9.03%
$  58,151-$121,300  $ 96,901-$147,700    31%        5.80%  6.52%  7.25%  7.97%  8.70%   9.42%
$ 121,301-$263,750  $147,701-$263,750    36%        6.25%  7.03%  7.81%  8.59%  9.38%  10.16%
    Over  $263,750     Over  $263,750    39.6%      6.62%  7.45%  8.28%  9.11%  9.93%  10.76%
------------------------------------------------------------------------------------------------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yields. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1996 Federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.
--------------------------------------------------------------------------------

                            For the Maryland Fund:


------------------------------------------------------------------------------------------------
                                          Combined
                                          Federal
                                          and
                                          Maryland
                                          Marginal
          Taxable Income                  Tax                 Tax-Exempt Yields
                                          Rate     4.00%   4.50%   5.00%   5.50%   6.00%   6.50%

------------------------------------------------------------------------------------------------
  Single Return       Joint Return        Equivalent Taxable Yields
$  3,000-$  24,000    $ 3,000-$  40,100   21.38%   5.09%   5.72%   6.36%   6.99%   7.63%   8.27%
$  24,001-$ 58,150    $ 40,101-$ 96,900   33.4%    6.01%   6.76%   7.51%   8.26%   9.01%   9.76%
$  58,151-$121,300    $ 96,901-$147,700   36.18%   6.27%   7.05%   7.84%   8.62%   9.40%  10.18%
 $121,301-$263,750    $147,701-$263,750   40.76%   6.75%   7.60%   8.44%   9.28%  10.13%  10.97%
 Over $263,750        Over $263,750       44.04%   7.15%   8.04%   8.93%   9.83%  10.72%  11.62%
 -----------------------------------------------------------------------------------------------

The tax-exempt yields used here are hypothetical and no assurance can the made that the Fund will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1996 Federal marginal tax rates, and assume a Federal tax benefit for state and local taxes. For 1996, the Maryland state tax rate is 5% . The Maryland county tax is assumed to be at least one-half the state rate which is applicable in all counties except Worcester County and Maryland and Federal taxable income are assumed to be the same. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

--------------------------------------------------------------------------------

      Distribution Rates
      ------------------
          The Fixed Income Fund and Maryland Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending net asset value, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses. The distribution rate for Institutional Shares of the Fixed Income Fund for the month ended May 31, 1996 was 5.77%. The distribution rate for Institutional Shares of the Maryland Fund for the month ended May 31, 1996 was 4.77%.

Performance Comparisons
-----------------------

          From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Money Market Fund's yield may be compared to the Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The total return and yield of the Non-Money Market Funds may be compared to the Consumer Price Index, the Equity Fund may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, and the Fixed Income and Maryland Funds may be compared to the Salomon Brothers Broad Investment Grade Index or the Shearson Lehman Government Corporate Bond Index. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper Analytical Services, Inc.

          From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; (5) descriptions of investment strategies for one or more of such

Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and
(8) discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

          Information concerning the current yield and performance of the Funds may be obtained by calling 1-800-551-2145.


MISCELLANEOUS
-------------

          As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective or fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

          As of July 24, 1996, Mercantile-Safe Deposit and Trust Company, MSDT Funds, Attn: Income Collection Department, P.O. Box 1101, Baltimore, Maryland 21203, owned of record substantially all of the shares of the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Tax-Exempt Money Market Fund (Trust), International Equity Fund and Maryland Tax-Exempt Bond Fund. Mercantile-Safe Deposit and Trust Company ("Mercantile") is a wholly-owned subsidiary of Mercantile Bankshares Corporation and is a Maryland trust company. The Company believes that substantially all of the shares held of record by Mercantile were beneficially owned by its customers.


          As of July 24, 1996, the name, address and percentage ownership of each person, in addition to Mercantile, that beneficially owned 5% or more of the outstanding shares of the company was as follows:

          Prime Money Market Fund - The Johns Hopkins Hospital, 600 North Wolfe Street, Baltimore, MD 21287 (7.45%); Government Money Market
          Fund - Mr. James G. Robinson, 10 East Lee Street, Suite 2705, Baltimore, MD 21202 (10.10%); Tax-Exempt Money Market Fund - Mr. Fred Hittman, 3211 Keyser Road, Baltimore, MD 21208 (7.24%); Tax-Exempt Money Market Fund (Trust) - Mr. Frank D. Brown, Mt. Ararat Farms, Port Deposit, MD 21904 (9.12%); Intermediate Fixed Income Fund - National Asbestos Workers Medical Fund, c/o Simone Rockstroh, Carday Associates, Inc., 8401 Corporate Drive, Landover, MD 20785 (5.74%); Maryland Tax-Exempt Bond Fund - Mr. Kenneth H. Roberts, 6287 Firethorn Drive, Clarksville, MD 21029 (14.8%); Mr. Charles C. Fenwick, Sr., Belmont Farms, 3302 Belmont Road, Glyndon, MD 21071 (5.83%); and Mr. John L. Sprague, P.O. Box 362, Port Tobacco, MD 20677 (5.04%).

FINANCIAL STATEMENTS
--------------------

        The audited financial statements and related report of Coopers & Lybrand, L.L.P, independent accountants, contained in the Funds' annual report to shareholders for the fiscal year ended May 31, 1996 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-551-2145 or by writing M.S.D. & T. Funds, Inc., c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                   APPENDIX
                                   --------


Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (C) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.


          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:


          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.


          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------


          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                           M.S.D. & T. FUNDS, INC.


                      Statement of Additional Information
                                    for the
                             AFBA Five Star Shares
                                     of the
                               Value Equity Fund
                         Intermediate Fixed Income Fund

                              September 30, 1996


                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                        ------

INVESTMENT OBJECTIVES AND POLICIES......................................    2
FUNDAMENTAL LIMITATIONS.................................................   17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................   20
NET ASSET VALUE.........................................................   21
ADDITIONAL INFORMATION CONCERNING TAXES.................................   23
MANAGEMENT OF THE COMPANY...............................................   26
INDEPENDENT ACCOUNTANTS.................................................   33
COUNSEL.................................................................   33
ADDITIONAL INFORMATION CONCERNING SHARES................................   34
ADDITIONAL PERFORMANCE INFORMATION......................................   36
MISCELLANEOUS...........................................................   40
FINANCIAL STATEMENTS....................................................   40
APPENDIX                                                                  A-1


          This Statement of Additional Information is meant to be read in conjunction with M.S.D. & T. Funds, Inc.'s Prospectus dated September 30, 1996 for AFBA Five Star Shares of the Value Equity Fund and Intermediate Fixed Income Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in AFBA Five Star Shares of either Fund should be made solely upon the information contained herein. Copies of the Prospectus for AFBA Five Star Shares of the Funds may be obtained by calling 1-800-782-4797 or by writing Armed Forces Benefit Services, Inc. ("AFBSI") at 909 N. Washington Street, Alexandria, Virginia 22314. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.



Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Mercantile-Safe Deposit and Trust Company or AFBA Industrial Bank, their parent companies or affiliates, and such shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal. In addition, the dividends paid by a Fund will go up and down.

                            M.S.D. & T. FUNDS, INC.
                            -----------------------

          M.S.D. & T. Funds, Inc. (the "Company") is a Maryland corporation which commenced operations on July 21, 1989 as a no-load, open-end, professionally managed investment company. The Company currently offers AFBA Five Star Shares in an equity portfolio (the Value Equity Fund or the "Equity Fund") and a bond portfolio (the Intermediate Fixed Income Fund or the "Fixed Income Fund"). These portfolios may also be referred to herein individually as a "Fund" and collectively as the "Funds." The investment objective of each Fund is described in the Prospectus for the Funds.


          The Company offers a second class of shares in each of the Funds, known as Institutional Shares, as well as shares in other investment portfolios, which are described in separate Prospectuses and a separate Statement of Additional Information. For information concerning these other shares call the Company at 1-800-551-2145 or write to the Company, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.


INVESTMENT OBJECTIVES AND POLICIES
----------------------------------


          The investment objective of each Fund is described in the Prospectus. The following information supplements the description of the Funds' investment objectives and policies as set forth in the Prospectus.


Portfolio Transactions and Turnover
-----------------------------------

          Subject to the general supervision and approval of the Company's Board of Directors, Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. During the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996, brokerage commissions of $91,097, $99,041 and $131,775, respectively, were paid by the Equity Fund. During such periods no brokerage commissions were paid to any affiliated person of the Fund.

          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

          Securities purchased and sold by the Fixed Income Fund are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. No brokerage commissions were paid with respect to the Fixed Income Fund during the fiscal years ended May 31, 1994, May 31, 1995 and May 31, 1996.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.
A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

          In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Adviser. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

          The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, BISYS Fund Services ("BISYS") or any affiliated person (as such term is defined in the Investment Company Act of 1940 as amended (the "1940 Act")) of any of them, except to the extent permitted by the 1940 Act or the Securities and Exchange Commission (the "SEC"). Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

          The Funds may from time to time purchase securities issued by the Company's regular broker/dealers. At the close of the Company's most recent fiscal year, no such securities were held.

          The ratings assigned by each unaffiliated nationally recognized statistical rating agency (each a "Rating Agency") represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

          Under certain market conditions, the Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund involved and ultimately by its shareholders.

          Portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Funds, and each Fund may engage in short-term trading to achieve its investment objective.


Additional Information on Investment Policies
---------------------------------------------

          Government Obligations
          ----------------------

          Examples of the types of U.S. Government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes, and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation.

          Variable and Floating Rate Instruments
          --------------------------------------

          With respect to variable and floating rate instruments described in the Prospectus, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

          Bank Obligations
          ----------------

          With respect to the Funds' investment policies relating to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Funds' investments in the obligations of foreign banks and foreign branches of U.S. banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will acquire securities issued by foreign banks and foreign branches of U.S. banks only when the Adviser believes that the risks associated with such instruments are minimal.

          Municipal Obligations
          ---------------------

          Municipal obligations which may be acquired by the Fixed Income Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          The two principal classifications of municipal obligations consist of "general obligation" and "revenue" issues. The Fund may also hold "moral obligation" issues, which are typically issued by special purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue.


          Municipal obligations acquired by the Fund may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Fund may invest in bonds and other types of longer-term tax-exempt instruments.


          Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations are not payable from the unrestricted revenues of the issuer but rather from the general revenues of the corporate user of such facilities. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the user of the facility.

          The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

          An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under Federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes"). Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the investment objective and policies of the Fund.

            In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them.

          Municipal obligations purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by the Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "Bank Obligations", foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

          Stand-By Commitments
          --------------------

          The Fixed Income Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified municipal obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.


          The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.


          The Fund intends to enter into stand-by commitments only with banks, brokers or dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information. The Fund's reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.


          The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          Convertible Securities
          ----------------------

          Convertible securities which may be purchased by the Equity Fund entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


          In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

          Asset-Backed Securities
          -----------------------

          Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

          The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.


          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          Mortgage-Related Securities
          ---------------------------

          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that the Fixed Income Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

          Repurchase Agreements
          ---------------------

          As described in their Prospectus, the Funds may enter into repurchase agreements. The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase
           ---
agreements will be held by the Funds' Custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Adviser will enter into repurchase agreements only with financial institutions it deems creditworthy, pursuant to guidelines established by the Board of Directors, and during the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          Reverse Repurchase Agreements
          -----------------------------

          Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash, high quality debt obligations or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

          When-Issued Purchases and Forward Commitments
          ---------------------------------------------

          As stated in the Prospectus, the Fixed Income Fund may purchase securities on a firm commitment or "when-issued" basis or enter into a "forward commitment" to purchase or sell securities. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.


          The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

          When the Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

          Other Investment Companies
          --------------------------

          In accordance with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

          Lending of Portfolio Securities
          -------------------------------


          When the Funds lend their securities, they continue to receive interest or dividends on the securities loaned and also earn income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. Loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.


          Foreign Currency Exchange Contracts
          -------------------------------------


           Each Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities or in foreign exchange rates, or prevent loss if the prices of the securities decline, but rather allow the Fund involved to establish a rate of exchange for a future point in time. The Funds may enter into forward foreign currency exchange contracts when deemed advisable by the Adviser under two circumstances.


          First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as "transaction hedging".


          Second, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. This is sometimes referred to as "position hedging". The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

          Neither Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the aggregate market value (at the time of entering into the forward contract) of its portfolio securities or other assets denominated, quoted in, or currently convertible into that particular currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


          A Fund's custodian will place in a separate account cash or liquid securities in an amount equal to the value of such Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

          At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the Federal tax treatment of forward contracts, see "Additional Information Concerning Taxes".


FUNDAMENTAL LIMITATIONS
-----------------------


          Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous").

          No Fund may:


          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the total assets of a Fund may be invested without regard to these limitations. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.


          2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions; and (ii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry.)

          3. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectus or in this Statement of Additional Information are not deemed to be pledged for purposes of this limitation.


          4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate, the Fixed Income Fund may invest in municipal obligations secured by real estate or interests therein, each Fund may purchase securities which are secured by real estate or interests therein, and the Fixed Income Fund may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities.

          5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting.


          6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fixed Income Fund may purchase put options on municipal obligations; and each Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          7. Purchase securities of companies for the purpose of exercising control.

          8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to the Funds' transactions in options, futures contracts and related options, if any, and (b) the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and each Fund may enter into futures contracts and related options.

         10. Make loans, except that (i) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (ii) the Funds may enter into repurchase agreements with respect to portfolio securities; and (iii) each Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund's permitted investments and is equal at all times to at least 100% of the value of the securities loaned.


          Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and related options, as specified above, the Funds do not currently intend to engage in such transactions. Prior to engaging in such transactions, the Funds would add appropriate disclosure concerning the Funds' investment in such instruments to the Prospectus and this Statement of Additional Information.

          In order to permit the sale of AFBA Five Star Shares of the Funds in the State of California, the Company has agreed to the following additional non-fundamental restrictions with respect to the Funds:

          1. The Company will comply with the expense limitations set forth in Rule 260.140.84(a), Title 10, California Administrative Code; and

          2. The Company's Investment Adviser will (i) waive its advisory fees with respect to investments made by each Fund of its cash reserves on a temporary basis in shares of other open-end investment companies and (ii) only invest in shares of open-end investment companies that charge no sales commission.


          In order to permit the sale of AFBA Five Star Shares of the Funds in the State of Texas, the Company has agreed to the following additional non-fundamental restrictions with respect to the Funds:

          1. Neither Fund will invest in warrants in an amount that would exceed 5% of net assets, of which not more than 2% will be warrants not listed on the New York Stock Exchange;

          2.   Neither Fund will invest in oil, gas or mineral leases; and

          3.   Neither Fund will invest in real estate limited partnerships.

          In order to permit the sale of AFBA Five Star Shares of the Funds in the State of Missouri, the Company has agreed to the following additional non-fundamental restrictions with respect to the Funds:


          1. Neither Fund will hold debt obligations which have been downgraded from the three highest ratings assigned by a Rating Agency subsequent to their purchase by the Fund in amounts in excess of 5% of net assets.


          In order to permit the sale of AFBA Five Star Shares of the Funds in the State of Ohio, the Company has agreed to the following additional non-fundamental restrictions with respect to the Funds:


          1. Neither Fund will purchase or retain the securities of any issuer if the officers, directors or trustees of the Company, its advisors, or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of such issuer;


          2. Neither Fund will invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker commissions, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition;


          3. Neither Fund will invest more than fifteen percent of its total assets in the securities of issuers which together with any predecessors (including sponsors of asset-backed pools of securities) have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition; and


           4. Neither Fund will make any permitted borrowings except for emergency or extraordinary purposes.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
----------------------------------------------


          Information on how to purchase and redeem a Fund's shares is included in the Funds' Prospectus. Shares of each Fund are sold on a continuous basis by BISYS, which has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of such shares. AFBA Five Star Shares are sold exclusively through AEGON USA Securities, Inc. as selling dealer for BISYS.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus, the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

NET ASSET VALUE
---------------

              The net asset value per share of a particular class of shares of a Fund is calculated separately by dividing the total value of the assets belonging to the particular Fund allocable to such class of shares, less the liabilities allocable to such class, by the number of outstanding shares of such class. Because the AFBA Five Star Shares bear different transfer agency fees and separate shareholder servicing fees, the net asset value of the Equity Fund's AFBA Five Star Shares will generally be lower than that of such Fund's Institutional Shares. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio.
Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or class of shares thereof are conclusive.

          As stated in the Prospectus, the Equity Fund's investments shall be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market.


          As stated in the Prospectus, the Fixed Income Fund's investments shall be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

          Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Directors determines that this does not constitute fair value.

 ADDITIONAL INFORMATION CONCERNING TAXES
 ---------------------------------------

          The following summarizes certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.


          Some investments may be subject to special rules which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not subject to the mark-to-market rules under the Code. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules.

          With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the Fund and which are not part of a straddle ("Capital Asset Election").
The Treasury Department has issued regulations under which certain transactions with respect to which a Fund has not made the Capital Asset Election and that are part of a "section 988 hedging transaction" (as defined in the Code and Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar-denominated investments that the Funds may make (such as non-U.S. dollar-denominated debt securities and obligations and certain preferred stocks) and some of the foreign currency contracts the Fund may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.


          In addition, certain foreign currency contracts held by the Funds at the close of such Funds' taxable year will be treated for Federal income tax purposes as sold for their full market value on the last business day of such year, a process known as "mark-to-market." If a Fund makes the Capital Asset Election with respect to such contracts, 40% of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the contract (the "40-60 rule"). Otherwise, such gain or loss will be ordinary in nature. The amount of any gain or loss actually realized by the Fund in a subsequent sale or other disposition of those contracts will be adjusted to reflect any gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Forward foreign currency contracts also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

          Net realized long-term capital gains, if any, will be distributed to shareholders at least annually. The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain dividends in a written notice mailed by the Company to shareholders not later than 60 days after the close of the Company's taxable year. Shareholders should note that, upon the sale of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

          Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          Each Fund is treated as a separate entity under the Code. During the most recent taxable year, each Fund qualified as a "regulated investment company." Although each Fund expects to qualify as a regulated investment company in subsequent years and to be relieved of all or substantially all Federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under Federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          If for any taxable year a Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction allowed to corporations under the Code.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

MANAGEMENT OF THE COMPANY
-------------------------

Directors and Officers
----------------------

          The Directors and officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                     Principal Occupations
                                Position with         During Past 5 Years
Name and Address                 the Company         and Other Affiliations
------------------------------  --------------  --------------------------------

LESLIE B. DISHAROON*            Chairman of     Retired; Director, Baltimore
2 Chittenden Lane               the Board and   Gas & Electric Company;
Owings Mills, MD 21117          President       Director, Travelers Inc.
Age:  64                                        (diversified financial
------------------------------                  services); Director, GRC
                                                International, Inc. (technology
                                                based services and products);
                                                Director, Aegon USA, Inc.
                                                (holding company-insurance)



DECATUR H. MILLER*              Director and    Retired; Partner and former
36 South Charles Street         Treasurer       Chairman of the law firm of
Suite 1100                                      Piper & Marbury, Baltimore,
Baltimore, MD 21201                             Maryland until 1995.
Age:  64
------------------------------


JOHN R. MURPHY                  Director        President and Chief,
1145 17th Street, N.W.                          Executive Officer, National
Washington, D.C.  20036                         Geographic Society; Chairman,
Age:  62                                        The Baltimore Sun, 1989-1992,
------------------------------                  and Publisher prior thereto;
                                                Director, Monarch Avalon Inc.
                                                (games, graphic arts, envelope
                                                manufacturing) until 1994.
                                                ----------------------------



GEORGE R. PACKARD, III            Director      Visiting President,
                                                --------------------------------
The Johns Hopkins University                    International University of
1619 Massachusetts                              Japan, 1994 to date; Former
  Avenue, N.W.                                  Dean, School of Advanced
Washington, DC 20036                            International Studies at The
Age:  64                                        Johns Hopkins University;
                                                Director, Amdahl Corporation
                                                (computer equipment); Director,
                                                Offitbank (private bank);
                                                Director, GRC International,
                                                Inc. (technology based services
                                                and products).
                                                ---------------------------


J. STEVENSON PECK               Director        Retired; Director, Crown
Signet Bank/Maryland                            Central Petroleum Corporation;
7 St. Paul Street                               until 1993.
P.O. Box 1077
Baltimore, MD 21203
Age:  73
------------------------------


                                                Principal Occupations
                                Position with   During Past 5 Years
Name and Address                 the Company    and Other Affiliations
----------------                -------------   -----------------------

W. BRUCE McCONNEL, III          Secretary       Partner of the law firm of
PNB Building                                    Drinker Biddle & Reath,
1345 Chestnut Street                            Philadelphia, Pennsylvania.
Philadelphia, PA 19107-3496
Age:  53
------------------------------

-------------------
* Messrs. Disharoon and Miller are considered by the Company to be "interested persons" of the Company as defined in the Investment Company Act of 1940.

                           -------------------------

          Each Director receives an annual fee of $3,500 plus $1,625 for each Board meeting attended and reimbursement of expenses incurred as a Director. For the fiscal year ended May 31, 1996 the Company paid or accrued for the account of its directors as a group, for services in all capacities, a total of $54,875. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.


          The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors and committees thereof for the fiscal year ended May 31, 1996:





                                                                      TOTAL
                                               PENSION OF         COMPENSATION
                                               RETIREMENT           FROM THE
                              AGGREGATE        BENEFITS            COMPANY AND
                             COMPENSATION   ACCRUED AS PART       FUND COMPLEX*
                               FROM THE       OF COMPANY             PAID TO
 NAME OF PERSON/POSITION        COMPANY        EXPENSES             DIRECTORS

Leslie B. Disharoon           $11,625           N/A                  $11,625
Chairman of the Board of
Directors and President
 --------------------------------------------------------------------------------
Decatur  H. Miller            $10,000           N/A                  $10,000
Director and Treasurer
---------------------------------------------------------------------------------

John R. Murphy                $10,000           N/A                  $10,000
Director
---------------------------------------------------------------------------------
George R. Packard, III        $11,625           N/A                  $11,625
Director
---------------------------------------------------------------------------------
J. Stevenson Peck             $11,625           N/A                  $11,625
Director
=================================================================================


*    The "Fund Complex" consists solely of the Company.


     Advisory and Sub-Advisory Services
     ----------------------------------

          Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") serves as investment adviser to the Funds pursuant to an Advisory Agreement dated as of November 13, 1990 (the "Advisory Agreement"). The Adviser has agreed to pay all expenses incurred by it in connection with its activities. For advisory services provided by it, the Adviser is entitled to receive a fee from the Equity and Fixed Income Funds, computed daily and payable monthly, based on the average net assets of each of those Funds. (See "Fund Management -- Expenses" in the Prospectus for the fee schedule.)

          For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid advisory fees, net of waivers, of $441,361, $341,466 and $203,837, respectively, with respect to the Equity Fund and the Adviser voluntarily waived fees of $159,038, $125,433 and $97,606 , respectively. For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid advisory fees, net of waivers, of $108,093, $103,066 and $83,967 , respectively, with respect to the Fixed Income Fund, and the Adviser voluntarily waived fees of $43,278, $40,103 and $33,587 , respectively.

          Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, and the Company has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or
mistake or loss.   The Adviser shall remain liable, however, for any loss
resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

          Unless sooner terminated, the Advisory Agreement will continue in effect through July 20, 1997. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Company's Board of Directors or by the affirmative vote of a majority of the outstanding shares of each Fund, provided that in either event such Agreement's continuance also is approved by a majority of the Company's Directors who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Company would be required, at the request of the Adviser, to change its name to a name not including "M.S.D. & T." or "Mercantile-Safe Deposit and Trust Company."

Administrator
-------------

          Mercantile serves as the Company's administrator pursuant to an Administration Agreement dated as of May 28, 1993 (the "Administration Agreement"). Mercantile has agreed to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical and certain other services required by the Company, and to assist in updating the Company's Registration Statement for filing with the SEC.

          The Administration Agreement provides that Mercantile shall not be liable for acts or omissions which do not constitute willful misfeasance, bad faith or gross negligence on the part of Mercantile, or reckless disregard by Mercantile of its duties under the Administration Agreement.

Custodian, Transfer Agent and Fund Accountant
---------------------------------------------

          The Fifth Third Bank ("Fifth Third") serves as custodian of the Funds' assets pursuant to a Custody Agreement, under which Fifth Third has agreed, among other things, to (i) maintain a separate account in the name of each Fund,
(ii) hold and disburse portfolio securities on account of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments and

(iv) make periodic reports to the Company concerning each Fund's operations. Fifth Third is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Fifth Third shall remain liable for the performance of all of its duties under the Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct any bank or trust company serving as sub-custodian.

          BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of
BISYS, serves as the transfer agent and dividend disbursing agent for AFBA Five Star Shares of the Funds. Under its Transfer Agency Agreement, BISYS Ohio has agreed, among other things, to (i) receive purchase orders and redemption requests for AFBA Five Star Shares of the Funds; (ii) issue and redeem AFBA Five Star Shares of the Funds; (iii) effect transfers of AFBA Five Star Shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds with respect to AFBA Five Star Shares; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of AFBA Five Star Shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of AFBA Five Star Shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent and a dividend disbursing agent and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of AFBA Five Star Shares sold in each State.

            BISYS Ohio also provides full fund accounting services for the Company, including the computation of each Fund's net asset value, net income and realized capital gains, if any.

Distributor
-----------

          Shares of the Funds are distributed continuously and without a sales load by Winsbury (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares. No compensation is payable by the Funds to the Distributor for distribution services provided.

           Unless otherwise terminated, the Distribution    Agreement will
remain in effect until July 20, 1997, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Company's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

Compensation of Administrator, Custodian, Transfer Agent and Fund Accountant
----------------------------------------------------------------------------

          Mercantile, Fifth Third and BISYS Ohio (for fund accounting services) are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. BISYS Ohio currently receives no fee for providing transfer agency services to AFBA Five Star Shares of the Fund.

          For the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994, the Company paid fees, net of waivers, $171,571 of $148,403 and $101,963, respectively, to Mercantile for administrative services provided to the Funds; during such periods Mercantile voluntarily waived fees of $7,573, $0 and $2,821, respectively.

Banking Laws
------------

          The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Adviser believes, with respect to its activities as required by the Advisory and Administration Agreements and as contemplated by the Prospectus and this Statement of Additional Information, that, if the question were properly presented, a court should hold that the Adviser may perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether banks may perform services comparable to those performed by the Adviser and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to perform such services for the Funds. If the Adviser were prohibited from continuing to perform advisory and administration services for the Funds, it is expected that the Board of Directors would recommend that the Funds affected enter into new agreements or would consider the possible termination of such Funds. Any new advisory agreement would be subject to shareholder approval.


          If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Funds expect that the Adviser, or an affiliate of the Adviser, would consider the possibility of offering to perform additional services for the Funds. Legislation modifying such restrictions has been introduced in past sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser or such an affiliate, might offer to provide such services.

Service Organization
--------------------

          As stated in the Prospectus, the Company has entered into an Agreement (the "Servicing Agreement") with AFBSI concerning the provision of administrative shareholder support services to holders of AFBA Five Star Shares of the Funds. Under the Servicing Agreement, the Company will pay AFBSI up to
 .25% (on an annualized basis) of the average daily net asset value of the AFBA Five Star Shares of the Funds. Support services provided by AFBSI may include: assisting investors in opening investment accounts; aggregating and processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to AFBA Five Star Shares beneficially owned by customers or the information necessary for subaccounting. AFBA may appoint one or more agents in the performance of its obligations under the Servicing Agreement.

          The Company's arrangement under the Servicing Agreement is governed by a Service Plan, which has been adopted by the Board of Directors. In accordance with the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Company's Servicing Agreement and the purposes for which the expenditures were made. In addition, the Company's Servicing Agreement must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          The Board of Directors believes that there is a reasonable likelihood that the arrangement with AFBSI will benefit each Fund and its shareholders. Any material amendment to the arrangement with AFBSI under the Servicing Agreement must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors).

          For the period December 1, 1995 (date of initial public offering of AFBA Five Star Shares) through May 31, 1996, no payments were made under the Servicing Agreement.

Expenses
--------

          Except as noted below, the Adviser bears all expenses in connection with the performance of its advisory and administrative services. The Company bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meeting; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.


INDEPENDENT ACCOUNTANTS
-----------------------

          Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serve as independent accountants for the Company. The financial statements which are incorporated by reference into this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., whose report thereon is also incorporated by reference into this Statement of Additional Information, and have been incorporated by reference herein in reliance on the report of such accountants given upon their authority as experts in accounting and auditing.

COUNSEL
-------
          Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-

3496, serve as counsel to the Company and will pass upon certain legal matters on behalf of the Company.


ADDITIONAL INFORMATION CONCERNING SHARES
----------------------------------------

          The Company was incorporated in Maryland on March 7, 1989. The Company's Articles of Incorporation authorize the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company's Articles of Incorporation further authorize the Board of Directors to classify and reclassify any unissued shares into any number of additional classes of shares. Pursuant to such authority, the Board of Directors has authorized the issuance of two classes of shares (Institutional Shares, Class E Common Stock; AFBA Five Star Shares, Class E Common Stock-Special Series 1) representing interests in its Value Equity Fund; and two classes of shares (Institutional Shares, Class F Common Stock; AFBA Five Star Shares, Class F Common Stock-Special Series 1) representing interests in its Intermediate Fixed Income Fund. The Board of Directors has also authorized the issuance of Class A, B, C, D, G, H and I Common Stock representing interests in 6 other separate investment portfolios. The AFBA Five Star Shares differ from the Institutional Shares in that the AFBA Five Star Shares bear the servicing fees payable under the Servicing Agreement described under "Management of the Company - Service Organization" and other operating expenses that may be made in differing amounts with respect to such Shares. As a result of the difference in fees, the net yield of a Fund's AFBA Five Star Shares will generally be lower than that of the Institutional Shares. Performance quotations will be computed separately for each class of shares.

          In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by portfolio or class on all matters, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds. It is contemplated that only holders of AFBA Five Star Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's shareholder servicing arrangements with AFBSI.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio). The Company's Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors; the affirmative vote of a majority of the Company's outstanding shares is required to remove a director. Meetings of the Company's shareholders shall be called by the Board of Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          The Company's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine a Fund's assets with the assets belonging to one or more other Funds if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.


ADDITIONAL PERFORMANCE INFORMATION
----------------------------------

          Yield Calculations.  From time to time the Funds may quote their
          ------------------
yields in advertisements, sales literature or in reports to shareholders. The yield for each class of shares of a Fund is calculated separately by dividing the net investment income per share (as described below) earned by a class during a 30-day period by its net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result
and then doubling the difference.   A Fund's net investment income per share
earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to the class, net of reimbursements. This calculation can be expressed as follows:

                       a-b
          Yield = 2 [(----- + 1)/6/ - 1]
                       cd

     Where:    a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d =  net asset value per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


          For the 30-day period ended May 31, 1996, the yield for AFBA Five Star Shares of the Equity Fund was 1.72% and the yield for AFBA Five Star Shares of the Fixed Income Fund was 5.70%.


          Total Return Calculations.  The Funds compute their average annual
          -------------------------
total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable
                            ---------------------------
value of such investment in the class.  This is done by dividing the ending
                         ------------
redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                      ERV  /1/n/
               T = [(-----) - 1]
                       P

     Where:    T =  average annual total return.

             ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P =  hypothetical initial payment of $1,000.

               n = period covered by the computation, expressed in terms of years.

          The Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a
                                                                   ----
particular share class to the ending redeemable value of such investment in the
----------------------                                                   ------
class.  The formula for calculating aggregate total return is as follows:
-----

                      ERV
               T = [(-----) - 1]
                       P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Based on the foregoing calculations, the average annual total returns for AFBA Five Star Shares of the Equity and Fixed Income Funds for the period from December 1, 1995 (date of initial public offering) through May 31, 1996 were 15.46% and -2.46%, respectively. The aggregate total returns for AFBA Five Star Shares of the Equity Fund and Fixed Income Fund for the period from December 1, 1995 (date of initial public offering) to May 31, 1996 were 7.73% and -1.23%, respectively.

          Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Distribution Rates
------------------

          The Fixed Income Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending net asset value, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses. The distribution rate for AFBA Five Star
Shares of the Fixed Income Fund for the month ended May 31,   1996 was 5.47%.

Performance Comparisons
-----------------------

          From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the total return and yield of the Funds may be compared to the Consumer Price Index, the Equity Fund may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, and the Fixed Income Fund may be compared to the Salomon Brothers Broad Investment Grade Index or the Shearson Lehman Government Corporate Bond Index. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper Analytical Services, Inc.

          From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); discussions of general economic trends; presentations of statistical data to supplement such discussions; descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; descriptions of investment strategies for one or more of such Funds; descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

          Information concerning the current yield and performance of the Funds
may be obtained by calling   1-800-782-4797 (AFBA Five Star Shares) or  1-800-
551-2145 (Institutional Shares).


MISCELLANEOUS
-------------

          As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a Fund means the lesser of
(1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund.

          As of July 24, 1996, Mercantile-Safe Deposit and Trust Company, MSDT
                -------
Funds, Attn: Income Collection Department, P.O. Box 1101, Baltimore, Maryland 21203, owned of record substantially all of the shares of the Value Equity Fund and Intermediate Fixed Income Fund. Mercantile-Safe Deposit and Trust Company ("Mercantile") is a wholly-owned subsidiary of Mercantile Bankshares Corporation and is a Maryland trust company. The Company believes that substantially all of the shares held of record by Mercantile were beneficially owned by its customers.

          As of July 24, 1996, the name, address and percentage ownership of
                -------
each person, in addition to Mercantile, that beneficially owned 5% or more of the outstanding shares of the Company was as follows:

                Prime Money Market Fund - The Johns Hopkins Hospital, 600 North Wolfe Street, Baltimore, MD 21287 (7.45%); Government Money Market Fund - Mr. James G. Robinson, 10 East Lee Street, Suite 2705, Baltimore, MD 21202 (10.10%); Tax-Exempt Money Market
                Fund - Mr. Fred Hittman, 3211 Keyser Road, Baltimore, MD 21208 (7.24%); Tax-Exempt Money Market Fund (Trust) - Mr. Frank D. Brown, Mt. Ararat Farms, Port Deposit, MD 21904 (9.12%); Intermediate Fixed Income Fund - National Asbestos Workers Medical Fund, c/o Simone Rockstroh, Carday Associates, Inc., 8401 Corporate Drive, Landover, MD 20785 (5.74%); Maryland Tax-Exempt Bond Fund - Mr. Kenneth H. Roberts, 6287 Firethorn Drive, Clarksville, MD 21029 (14.8%); Mr. Charles C. Fenwick, Sr., Belmont Farms, 3302 Belmont Road, Glyndon, MD 21071 (5.83%); and Mr. John L Sprague, P.O. Box 362, Port Tobacco, MD 20677 (5.04%).

 FINANCIAL STATEMENTS
----------------------

          The audited financial statements and related report of Coopers & Lybrand, L.L.P, independent accountants, contained in the Funds' annual report to shareholders for the fiscal year ended May 31, 1996 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-782-4797 or by writing Armed Forces Benefit Services, Inc., 909 N. Washington Street, Alexandria, Virginia 22314.

                                    APPENDIX
                                    --------


Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff &
Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The
                                      ---------
following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                                 "TBW-4" - This designation indicates that the
debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature
          ---------------------------------------------------------------------
are supported by the highest capacity for timely repayment.
-----------------------------------------------------------


          "A1" - Obligations are supported by the highest capacity for timely repayment.
          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.
          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such
                                                               ----
payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                                 The following summarizes the ratings used by
Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-

grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


           (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                                 The following summarizes the long-term debt
ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                                 The following summarizes the highest four
ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.




          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
                                       -

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:


          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.


          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------


          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

------------------ COMPARISON OF HEADERS ------------------

-HEADER 1-
 Principal Occupations
Position with During Past 5 Years
Name and Address the Company and Other Affiliations

-HEADER 2-
Header Discontinued


------------------ COMPARISON OF FOOTERS ------------------

-FOOTER 1-
-#-

-FOOTER 2-
PHTRANS:  433562.WP5
          -----------

-FOOTER 3-
Footer Discontinued

-FOOTER 4-
A - #

-FOOTER 5-
A-#
---

This redlined draft, generated by CompareRite - The Instant Redliner, shows the differences between -
original document   : C:\CMP\433561.WP5
and revised document: C:\CMP\433562.WP5

CompareRite found  302 change(s) in the text
CompareRite found    2 change(s) in the notes

Deletions appear as a bold
Additions appear as bold-underlined text

                                      -54-